As filed with the Securities and Exchange Commission January 29, 2004

                                                               File Nos. 2-11346
                                                                         811-537

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No._____

Post-Effective Amendment No.   87                          (X)
                               ---

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.   33                                         (X)
                ---

                        FRANKLIN CUSTODIAN FUNDS, INC.
                        ------------------------------
              (Exact Name of Registrant as Specified in Charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                            (650) 312-2000
                            --------------
                 (Registrant's Telephone Number, Including Area Code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[x] on February 1, 2004 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2)of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment





FEBRUARY 1, 2004



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


PROSPECTUS  CLASS A, B, B1, C & R


Franklin DynaTech Fund
Franklin Growth Fund
Franklin Income Fund
Franklin Utilities Fund
Franklin U.S. Government Securities Fund





FRANKLIN CUSTODIAN FUNDS, INC.















[Insert FRANKLIN(R)TEMPLETON(R)INVESTMENTS logo]




CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

2  Franklin DynaTech Fund

14 Franklin Growth Fund

28 Franklin Income Fund

46 Franklin Utilities Fund

60 Franklin U.S. Government Securities Fund

72 Distributions and Taxes


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

74 Choosing a Share Class

83 Buying Shares

86 Investor Services

92 Selling Shares

95 Account Policies

103 Questions


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover


FRANKLIN DYNATECH FUND

GOAL AND STRATEGIES

GOAL The Fund's investment goal is capital appreciation.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests mainly in equity securities of companies that emphasize scientific or technological development or that are in fast-growing industries. The Fund's manager searches for industry leaders and companies that it believes have a competitive advantage due, for example, to their state-of-the-art products or technologies. While companies that meet these criteria are often considered to be growth stocks, the manager will also invest in these companies when their stock price may be considered undervalued.

[Begin callout]
The Fund normally invests mainly in common stocks of companies that emphasize scientific or technological development or that are in fast-growing industries. [End callout]

The Fund has no limitation on the capitalization of the companies in which it may invest. The Fund may invest a significant portion of its assets in smaller companies. Smaller company stocks are generally those with market capitalizations of less than $1.5 billion.


An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks and preferred stocks are examples of equity securities.

When choosing equity investments for this Fund, the manager applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value.

Although the manager will search for investments across a large number of sectors, it expects to have significant positions in particular sectors. These sectors may include, for example, technology (including computers and telecommunications) and health care (including biotechnology). From time to time due to market appreciation, the Fund may develop a significant investment position in the securities of a single industry or company. Nevertheless, the manager will maintain such a position so long as it believes that the company or industry continues to meet its investment guidelines.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

STOCKS Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.


TECHNOLOGY AND TELECOMMUNICATIONS COMPANIES The technology and telecommunications sector has historically been volatile due to the rapid pace of product change and development within the sector. For example, their products may not prove commercially successful or may become obsolete quickly. The activities of these companies may also be adversely affected by changes in government regulations. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

HEALTH CARE COMPANIES The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.

[Begin callout]
Investors should be aware of the special risks of seeking capital appreciation among technology and fast-growing industries, including investment in securities of a more speculative nature. Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


SMALLER AND MIDSIZE COMPANIES While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.


VALUE INVESTING A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


5.21%  26.13%  28.79%  14.62%  27.34%  37.19%  -12.24%  -13.11%  -19.87 38.64
94     95      96        97     98       99      00        01     02      03

                                YEAR

Best Quarter:                             Q4 '99     21.93%
Worst Quarter:                            Q4 '00    -14.78%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003

                                      1 YEAR   5 YEARS  10 YEARS
------------------------------------------------------------------
Franklin DynaTech Fund - Class A/2
Return Before Taxes                   30.64%     1.84%    10.57%
Return After Taxes on Distributions   30.64%     1.42%     9.84%
Return After Taxes on Distributions
and Sale of Fund Shares               19.92%     1.31%     8.97%
S&P 500(R)Index/3                     28.67%    -0.57%    11.06%
Nasdaq 100 Index/4                    49.12%    -4.38%    13.93%
(indices reflect no deduction for
fees, expenses, or taxes)

                                                 SINCE
                                               INCEPTION
                                      1 YEAR   (2/1/00)
------------------------------------------------------------------
Franklin DynaTech Fund - Class B/2    33.59%    -5.82%
S&P 500(R)Index/3                     28.67%    -4.19%
Nasdaq 100 Index/4                    49.12%   -20.30%

                                                        SINCE
                                                        INCEPTION
                                      1 YEAR   5 YEARS  (9/16/96)
------------------------------------------------------------------
Franklin DynaTech Fund - Class C/2    35.26%     2.10%     8.52%
S&P 500(R)Index/3                     28.67%    -0.57%     8.83%
Nasdaq 100 Index/4                    49.12%    -4.38%    10.67%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The unmanaged Nasdaq 100 Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. It includes reinvested dividends.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%        4.00%    1.00%
  Load imposed on purchases          5.75%        None     None
  Maximum deferred sales charge      None/1       4.00%/2  1.00%
(load)

Please see "Choosing a Share Class" on page 74 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                         CLASS A CLASS B   CLASS C
--------------------------------------------------------------------
Management fees/3                        0.49%   0.49%     0.49%
Distribution and service                 0.25%   1.00%     1.00%
(12b-1) fees
Other expenses                           0.31%   0.31%     0.31%
                                         ---------------------------
Total annual Fund operating expenses/3   1.05%   1.80%     1.80%
                                         ---------------------------
                                         ---------------------------
Management fee reduction/3               -0.01%  -0.01%    -0.01%
                                         ---------------------------
                                         ---------------------------
Net annual Fund operating expenses/3      1.04%   1.79%     1.79%
                                         ---------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 76) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Directors and an exemptive order by the Securities and Exchange Commission.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                        $675/1    $887     $1,116    $1,773
CLASS B                        $582      $863     $1,170    $1,908/2
CLASS C/3                      $282      $563     $970      $2,105

If you do not sell your shares:
CLASS B                        $182      $563     $970      $1,908/2
CLASS C/3                      $182      $563     $970      $2,105

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $379, $658, $1,060 and $2,184, respectively, if you sell your shares at the end of the period or $280, $658, $1,060 and $2,184, respectively, if you do not sell your shares.

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $322 billion in assets.


The Fund's co-lead portfolio managers are.

RUPERT H. JOHNSON, JR., DIRECTOR OF ADVISERS
Mr. Johnson has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1965. Mr. Johnson is primarily responsible for the Fund's investment management decisions.


ROBERT DEAN CFA, VICE PRESIDENT OF ADVISERS
Mr. Dean has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1995.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended September 30, 2003, the Fund paid 0.49% of its average monthly net assets to the manager for its services.



FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                           YEAR ENDED SEPTEMBER 30,
----------------------------------------------------------------------
                                2003     2002   2001    2000    1999
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             15.37    18.76   28.60   23.11   17.84
                            ------------------------------------------
  Net investment income        (.06)     .03     .44     .56     .37
(loss)/2
  Net realized and
unrealized gains (losses)      4.86    (3.11)  (9.70)   5.30    5.14
                            ------------------------------------------
Total from investment          4.80    (3.08)  (9.26)   5.86    5.51
operations
                            ------------------------------------------
  Distributions
  from net investment            -      (.29)   (.58)   (.37)   (.24)
income
  Distributions from tax
return of  capital               -      (.02)    -       -       -
  Distributions from net
  realized gains                 -        -      -       -       -
                            ------------------------------------------
Total distributions                     (.31)   (.58)   (.37)   (.24)
                            ------------------------------------------
Net asset value, end of       20.17    15.37   18.76   28.60   23.11
year                        ------------------------------------------

Total return (%)/3            31.23   (16.83) (32.86)  25.57   31.15

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                  558,687  413,309 530,074 809,140 499,471
Ratios to average net
assets: (%)
  Expenses                     1.04     1.00     .95     .94    1.00
  Net investment income        (.40)     .13    1.93    1.98    1.70
Portfolio turnover rate (%)   13.68     8.11    4.07    5.45    6.49

CLASS B                           YEAR ENDED SEPTEMBER 30,
---------------------------------------------------------------------
                                2003     2002   2001    2000/1
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             15.20    18.57   28.45   28.05
                            ----------------------------------
  Net investment income        (.25)    (.12)    .25     .28
(loss)/2
  Net realized and
unrealized gains               4.84    (3.08)  (9.62)    .12
  (losses)                  -----------------------------------
Total from investment          4.59    (3.20)  (9.37)    .40
operations                  -----------------------------------
  Distributions
  from net investment           -       (.16)   (.51)     -
income
  Distributions from tax        -       (.01)       -     -
return of
  capital
 Total distributions            -       (.17)   (.51)     -
                            ----------------------------------
Net asset value, end of       19.79    15.20   18.57   28.45
year                        ----------------------------------
                            ----------------------------------
Total return (%)/3            30.20   (17.51) (33.37)   1.43

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   10,406    5,066   5,473   4,749
Ratios to average net
assets: (%)
  Expenses                     1.79     1.75    1.70    1.73/4
  Net investment income       (1.15)    (.62)   1.13    1.43/4
(loss)
Portfolio turnover rate (%)   13.68     8.11    4.07    5.45

CLASS C                           YEAR ENDED SEPTEMBER 30,
----------------------------------------------------------------------
                             2003     2002    2001    2000    1999
-----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             15.04    18.34   27.95   22.64   17.53
                            ------------------------------------------
  Net investment income        (.25)    (.11)    .27     .34     .22
(loss)/2
  Net realized and
unrealized                     4.80    (3.05)  (9.50)   5.21    5.05
  gains (losses)             -----------------------------------------
Total from investment
operations                     4.55    (3.16)  (9.23)   5.55    5.27
                            ------------------------------------------
  Distributions
  from net investment           -       (.13)   (.38)   (.24)   (.16)
income
  Distributions from tax
return of capital               -       (.01)    -       -       -
  Distributions from net
  realized gains                -        -       -       -       -
                            ------------------------------------------
Total distributions             -       (.14)   (.38)   (.24)   (.16)
                            ------------------------------------------
Net asset value, end of       19.59    15.04   18.34   27.95   22.64
year                         -----------------------------------------

Total return (%)/3            30.25   (17.48) (33.36)  24.65   30.20

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   66,952   51,809  77,204 126,313  73,890
Ratios to average net
assets: (%)
  Expenses                     1.79    1.74     1.70    1.69    1.75
  Net investment income       (1.15)   (.61)    1.19    1.23    1.00
(loss)
Portfolio turnover rate (%)   13.68    8.11     4.07    5.45    6.49

1. For the period February 1, 2000 (effective date) to September 30, 2000 for Class B.
2. Based on average shares outstanding.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.

FRANKLIN GROWTH FUND

GOAL AND STRATEGIES

GOAL The Fund's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests mainly in the equity securities of companies that are leaders in their industries. In selecting securities, the manager considers many factors, including historical and potential growth in revenues and earnings, assessment of strength and quality of management, and determination of a company's strategic positioning in its industry.

[Begin callout]
The Fund normally invests mainly in the common stocks of companies that are leaders in their industries.
[End callout]

The Fund may invest in companies in new and emerging industries where growth is expected to be above average and may invest up to 40% of its assets in smaller companies. Smaller company stocks are generally those with market capitalizations of less than $1.5 billion. The Fund may invest up to 40% of its assets in foreign securities and up to 10% of its assets in non-U.S. dollar denominated securities.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.


The Fund's manager is a research driven, fundamental investor, generally pursuing a "buy-and-hold" growth strategy. The Fund has historically had low portfolio turnover, and its portfolio turnover is expected to be significantly lower than that of comparable actively managed equity funds. Because the Fund uses a "buy-and-hold" investment strategy the Fund's portfolio securities may have a higher level of unrealized capital appreciation than if the Fund did not use these strategies. During periods of net redemptions of Fund shares or when market conditions warrant, the manager may sell these securities, generating a higher level of taxable gain for shareholders than would occur if the Fund had not used these strategies. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

Although the manager will search for investments across a large number of sectors, it expects to have significant positions in particular sectors. These sectors may include, for example, technology (including computers and telecommunications) and health care (including biotechnology). Due to market appreciation, the Fund's investment in an industry sector or the securities of a single company may come to represent a significant portion of the Fund's portfolio. Nevertheless, the manager will maintain such a position so long as it believes that the company or industry continues to meet its investment guidelines.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

STOCKS Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

SMALLER AND MIDSIZE COMPANIES While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.


FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.


CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.


POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.


TECHNOLOGY AND TELECOMMUNICATIONS COMPANIES The technology and telecommunications sector has historically been volatile due to the rapid pace of product change and development within the sector. For example, their products may not prove commercially successful or may become obsolete quickly. The activities of these companies may also be adversely affected by changes in government regulations. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

HEALTH CARE COMPANIES The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.


More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

 CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


2.92%  38.40%  16.68%  18.60%  18.52%  12.19%  7.53% -9.47% -24.35% 28.03%
94     95      96      97      98      99      00    01     02     03
                              YEAR

Best Quarter:                            Q2 '03     17.70%
Worst Quarter:                           Q3 '02    -18.75%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003

                                          1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------------
Franklin Growth Fund - Class A/2
Return Before Taxes                      20.67%   -0.06%    8.82%
Return After Taxes on Distributions      20.66%   -0.54%    8.22%
Return After Taxes on Distributions and
Sale of Fund Shares                      13.46%   -0.25%    7.50%
S&P 500(R)Index/3                        28.67%   -0.57%   11.06%
(index reflects no deduction for fees,
expenses, or taxes)

                                                  SINCE
                                                  INCEPTION
                                          1 YEAR  (1/1/99)
-----------------------------------------------------------------------
Franklin Growth Fund - Class B/2         23.09%    0.00%
S&P 500(R)Index/3                        28.67%   -0.57%

                                                              SINCE
                                                            INCEPTION
                                          1 YEAR   5 YEARS  (5/1/95)
----------------------------------------------------------------------
Franklin Growth Fund - Class C/2         24.82%    0.17%    8.22%
S&P 500(R)Index/3                        28.67%   -0.57%   11.12%


                                          1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------------
Franklin Growth Fund - Class R/2,4       26.69%    0.87%    9.15%
S&P 500(R)Index/3                        28.67%   -0.57%   11.06%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                               CLASS A  CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------
Maximum sales charge (load)
as a percentage of offering    5.75%    4.00%    1.00%    1.00%
price

  Load imposed on purchases    5.75%    None     None     None
  Maximum deferred sales
charge (load)                  None/1   4.00%/2  1.00%    1.00%

Please see "Choosing a Share Class" on page 74 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                               CLASS A  CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------
Management fees                0.46%    0.46%    0.46%    0.46%
Distribution and service
(12b-1) fees                   0.25%    1.00%    1.00%    0.50%
Other expenses                 0.35%    0.35%    0.35%    0.35%
                               ------------------------------------
Total annual Fund operating
expenses                       1.06%    1.81%    1.81%    1.31%
                               ------------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 76) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 YEAR  3 YEARS  5 YEARS 10 YEARS
----------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                      $677/1  $893     $1,126  $1,795
CLASS B                      $584    $869     $1,180  $1,930/2
CLASS C/3                    $284    $569     $980    $2,127
CLASS R                      $233    $415     $718    $1,579
If you do not sell your
shares:
CLASS B                      $184    $569     $980    $1,930/2
CLASS C/3                    $282    $569     $980    $2,127
CLASS R                      $133    $415     $718    $1,579

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $381, $664, $1,070 and $2,205, respectively, if you sell your shares at the end of the period or $282, $664, $1,070 and $2,205, respectively, if you do not sell your shares.

MANAGEMENT

Franklin Investment Advisory Services, Inc. (Investment Advisory), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Investment Advisory and its affiliates manage over $322 billion in assets.


The team responsible for the Fund's management is:

VIVIAN J. PALMIERI, VICE PRESIDENT OF INVESTMENT ADVISORY Mr. Palmieri has been a manager of the Fund since 1965. He joined Franklin Templeton Investments in 1965.

CONRAD B. HERRMANN CFA, Portfolio Manager of INVESTMENT ADVISORY Mr. Herrmann has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1989.


The Fund pays Investment Advisory a fee for managing the Fund's assets. For the fiscal year ended September 30, 2003, the Fund paid 0.46% of its average monthly net assets to the manager for its services.



FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                       YEAR ENDED SEPTEMBER 30,
-----------------------------------------------------------------------
                             2003     2002     2001    2000     1999
-----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             22.02    27.81    36.91   33.21    28.58
                           --------------------------------------------
  Net investment income/3       .08      .07      .23     .45      .39
  Net realized and
unrealized gains               4.81    (5.65)   (7.26)   3.96     4.89
(losses)                   --------------------------------------------
Total from investment          4.89    (5.58)   (7.03)   4.41     5.28
operations                 --------------------------------------------
  Distributions from net
  investment income            (.04)    (.16)    (.40)   (.45)    (.44)
  Distributions from net
  realized gains                -       (.05)   (1.67)   (.26)    (.21)
                           --------------------------------------------
Total distributions            (.04)    (.21)   (2.07)   (.71)    (.65)
                           --------------------------------------------
Net asset value, end of       26.87    22.02    27.81   36.91    33.21
year                       --------------------------------------------

Total return (%)/4            22.27   (20.35)  (20.12)  13.53    18.63

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                1,433,7421,249,7451,657,3872,149,922,119,740
Ratios to average net
assets: (%)
  Expenses                     1.06      .96      .91     .93      .89
  Net investment income         .31      .24      .69    1.27     1.19
Portfolio turnover rate        5.12     2.16      .29    8.12     3.74
(%)

CLASS B                       YEAR ENDED SEPTEMBER 30,
-----------------------------------------------------------------------
                             2003     2002     2001    2000    1999/2
-----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             21.70    27.46    36.54   33.03    31.45
                           --------------------------------------------
  Net investment income/3      (.11)    (.14)    (.03)    .16      .14
  Net realized and
unrealized                     4.73    (5.57)   (7.18)   3.96     1.44
  gains (losses)           --------------------------------------------
Total from investment
operations                     4.62    (5.71)   (7.21)   4.12     1.58
                           --------------------------------------------
  Distributions from net
  investment income             -        -       (.20)   (.35)      -
  Distributions from net
  realized gains                -       (.05)   (1.67)   (.26)      -
                           --------------------------------------------
Total distributions             -       (.05)   (1.87)   (.61)      -
                           --------------------------------------------
Net asset value, end of       26.32    21.70    27.46   36.54    33.03
year                       --------------------------------------------

Total return (%)/4            21.29   (20.90)  (20.74)  12.68     5.02

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                 103,499   75,141   66,095  38,353   17,271
Ratios to average net
assets: (%)
  Expenses                     1.81     1.71     1.66    1.68     1.65/5
  Net investment income        (.44)    (.51)    (.10)    .45      .57/5
(loss)
Portfolio turnover rate        5.12     2.16      .29    8.12     3.74
(%)

CLASS C                         YEAR ENDED SEPTEMBER 30,
-----------------------------------------------------------------------
                             2003     2002     2001    2000    1999/2
-----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            21.51    27.24    36.19   32.58    28.11
                           --------------------------------------------
  Net investment              (.11)    (.14)    (.02)    .18      .14
income(loss)/3
  Net realized and
unrealized gains              4.69    (5.54)   (7.13)   3.91     4.81
(losses)                   --------------------------------------------
Total from investment         4.58    (5.68)   (7.15)   4.09     4.95
operations                 --------------------------------------------
  Distributions from net
  investment income            -        -       (.13)   (.22)    (.27)
  Distributions from net
  realized gains               -       (.05)   (1.67)   (.26)    (.21)
                           --------------------------------------------
Total distributions            -       (.05)   (1.80)   (.48)    (.48)
                           --------------------------------------------
Net asset value, end of      26.09    21.51    27.24   36.19    32.58
year                       --------------------------------------------

Total return (%)/4           21.29   (20.92)  (20.72)  12.71    17.71

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                 259,169  232,307  310,650 374,483  362,216
Ratios to average net
assets: (%)
  Expenses                    1.82     1.70     1.66    1.68     1.65
  Net investment income       (.45)    (.51)    (.06)    .52      .45
(loss)
Portfolio turnover rate       5.12     2.16      .29    8.12     3.74
(%)

CLASS R
                                   YEAR ENDED
                                  SEPTEMBER 30,
------------------------------------------------------------------------
                               2003    2002/1
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             21.98     31.59
                           -------------------
  Distributions from net
  realized gains               4.81     (9.61)
  (losses)                 -------------------
  Distributions from net
  investment income            (.05)      -
                           -------------------
                           -------------------
Net asset value, end of       26.74     21.98
year                       -------------------

Total return (%)/4            21.92    (30.42)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                  14,755     2,788
Ratios to average net
assets: (%)
  Expenses                     1.31      1.21/5
  Net investment income         .06       .02/5
Portfolio turnover rate        5.12      2.16
(%)


1. For the period January 1, 2002 (effective date) to September 30, 2002 for Class R.
2. For the period January 1, 1999 (effective date) to September 30, 1999 for Class B.

3. Based on average shares outstanding.

4. Total return does not include sales charges and is not annualized.
5. Annualized.


FRANKLIN INCOME FUND

GOAL AND STRATEGIES

GOAL The Fund's investment goal is to maximize income while maintaining prospects for capital appreciation.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.


Debt securities represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.


[Begin callout]
The Fund normally invests in a diversified portfolio of bonds and stocks in the U.S. and abroad.
[End callout]

The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.


The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Fund will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P(R)) and Moody's Investors Service (Moody's) are considered investment grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." The Fund generally invests in securities rated at least Caa by Moody's or CCC by S&P or unrated securities the Fund's manager determines are comparable. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

As of September 30, 2003, approximately 36.2% of the Fund's net assets were invested in lower-rated and comparable quality unrated debt securities.


The Fund may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or a domestic company.

The Fund's manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

o  the experience and managerial strength of the company;

o  responsiveness to changes in interest rates and business conditions;

o  debt maturity schedules and borrowing requirements;

o the company's changing financial condition and market recognition of the change; and

o a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

STOCKS Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Utility company securities are particularly sensitive to interest rate movements: when interest rates rise, the stock prices of these companies tend to fall.


[Begin callout]
If a security's credit rating is downgraded or a company's financial condition deteriorates, the price of the security will fall and so too will the Fund's share price. If interest rates rise, the price of the Fund's debt securities will also fall. Because the value of the Fund's holdings fluctuates in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

CREDIT An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.


LOWER-RATED SECURITIES. Junk bonds generally have more credit risk than higher-rated securities.


Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.


The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.


High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.


INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to its shareholders may decline when interest rates fall.


CONVERTIBLE SECURITIES The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.


CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.


POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

VALUE INVESTING A value stock or debt security may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


-6.38%  21.29%  10.45%  16.85%  0.95%  -0.74%  20.59% 0.65%  -1.06%  30.96%
  94      95      96      97     98      99     00    01      02        03
                                 YEAR

Best Quarter:                             Q2 '03     14.24%
Worst Quarter:                            Q2 '02     -5.98%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003

                                    1 YEAR   5 YEARS   10 YEARS
-----------------------------------------------------------------
Franklin Income Fund - Class A/2
Return Before Taxes                 25.30%   8.41%     8.26%
Return After Taxes on Distributions 22.44%   5.14%     4.86%
Return After Taxes on               16.64%   5.10%     4.88%
Distributions and Sale of Fund
Shares
S&P 500(R)Index/3                   28.67%  -0.57%    11.06%
Lehman Bros. Gov't/Credit Index/4    4.10%   6.62%     6.95%
(indices reflect no deduction for
fees, expenses, or taxes)

                                             SINCE
                                             INCEPTION
                                     1 YEAR    (1/1/99)
------------------------------------------------------------------
Franklin Income Fund - Class B/2,5  25.41%   7.90%
S&P 500(R)Index/3                   28.67%  -0.57%
Lehman Bros. Gov't/Credit Index/4    4.10%   6.62%

                                             SINCE
                                             INCEPTION
                                    1 YEAR   (11/01/01)
--------------------------------------------------------
Franklin Income Fund - Class B/12   26.32%   8.50%
S&P 500(R)Index/3                   28.67%  -0.57%
Lehman Bros. Gov't/Credit Index/4    4.10%   6.62%

                                    1 YEAR   5 YEARS   SINCE
                                                       INCEPTION
                                                       (5/1/95)
-----------------------------------------------------------------
Franklin Income Fund - Class C/2    27.88%   8.64%     9.45%
S&P 500(R)Index/3                   28.67%  -0.57%    11.12%
Lehman Bros. Gov't/Credit Index/4    4.10%   6.62%     7.64%

                                    1 YEAR   5 YEARS   10 YEARS
-----------------------------------------------------------------
Franklin Income Fund - Class R/2,6  29.17%   8.76%     8.16%
S&P 500(R)Index/3                   28.67%  -0.57%    11.06%
Lehman Bros. Gov't/Credit Index/4    4.10%   6.62%     6.95%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. Lehman Brothers Government/Credit Index is an unmanaged index of fixed-rate U.S. government and foreign and domestic corporate bonds that are rated investment grade or higher and have maturities of one year or more and at least $50 million outstanding. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. The Fund began offering shares in a new Class B on November 1, 2001. The new Class B performance shown reflects a restatement of the old Class B (now Class
B1) performance to include the Rule 12b-1 fee applicable to the new Class B as though it was in effect from the inception of old Class B (now Class B1) shares.
6. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                             CLASS A   CLASS B  CLASS B1 CLASS C  CLASS R
----------------------------------------------------------------------------
Maximum sales charge (load)
as a percentage of offering  4.25%     4.00%    4.00%    1.00%    1.00%
price
  Load imposed on purchases  4.25%     None     None     None     None
  Maximum deferred sales
  charge (load)              None/1    4.00%/2   4.00%/2 1.00%    1.00%

Please see "Choosing a Share Class" on page 74 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                             CLASS A CLASS B   CLASS B1 CLASS C   CLASS R
---------------------------------------------------------------------------
Management fees              0.46%   0.46%     0.46%    0.46%     0.46%
Distribution and service
(12b-1) fees                 0.15%   1.00%     0.65%    0.65%     0.50%
Other expenses               0.12%   0.12%     0.12%    0.12%     0.12%
                             ----------------------------------------------
Total annual Fund operating
expenses                     0.73%   1.58%     1.23%    1.23%     1.08%
                             ----------------------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 76) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                        $496/1    $648     $814      $1,293
CLASS B                        $561      $799     $1,060    $1,650/2
CLASS B/1                      $525      $690     $876      $1,350
CLASS C/3                      $225      $390     $676      $1,489
CLASS R                        $210      $343     $595      $1,317

If you do not sell your shares:
CLASS B                        $161      $499     $860      $1,650
CLASS B/1                      $125      $390     $676      $1,350/2
CLASS C/3                      $125      $390     $676      $1,489
CLASS R                        $110      $343     $595      $1,317

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B and B1 shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $323, $486, $769 and $1,574, respectively, if you sell your shares at the end of the period or $224, $486,
 $769 and $1,574, respectively, if you do not sell your shares.

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $322 billion in assets.


The Fund's co-lead portfolio managers are.

CHARLES B. JOHNSON, CHAIRMAN OF THE BOARD OF ADVISERS Mr. Johnson has been a manager of the Fund since 1957. He joined Franklin Templeton Investments in 1957.

EDWARD D. PERKS CFA, VICE PRESIDENT OF ADVISERS
Mr. Perks has been a manager of the Fund since 2002. He joined Franklin Templeton Investments in 1992.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended September 30, 2003, the Fund paid 0.46% of its average monthly net assets to the manager for managing the Fund's assets.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                            YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------
                          2003   2002/1,2   2001    2000    1999
--------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year           1.90    2.16     2.35     2.23     2.34
                         -------------------------------------------
  Net investment income/4    .14     .14      .17      .18      .17
  Net realized and
unrealized gains             .38    (.21)    (.15)     .13     (.09)
(losses)                -------------------------------------------
Total from investment
operations                   .52    (.07)     .02      .31      .08
                         -------------------------------------------
  Distributions
  from net investment       (.16)   (.17)    (.18)    (.18)    (.18)
income
  Distributions from net
  realized gains            (.01)   (.02)    (.03)    (.01)    (.01)
                         -------------------------------------------
Total distributions         (.17)   (.19)    (.21)    (.19)    (.19)
                         -------------------------------------------
Net asset value, end of     2.25    1.90     2.16     2.35     2.23
year                     -------------------------------------------
Total return (%)/5         28.12   (4.18)     .58    14.68     4.02

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)              9,640,156 6,001,117 5,960,990 6,083,135 6,776,804
Ratios to average net
assets: (%)
  Expenses                   .73     .72      .73      .76      .73
  Net investment income     6.63    6.67     7.54     8.01     7.46
Portfolio turnover rate    48.36   51.16    28.13    24.41    17.35
(%)

CLASS B                       YEAR ENDED
                               SEPTEMBER 30,
--------------------------------------------------------------------------
                            2003    2002
--------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year           1.90    2.15
                         ----------------
                         ----------------
  Net investment income/4    .12     .11
  Net realized and
unrealized gains             .37    (.21)
(losses)                 ----------------
                         ----------------
Total from investment
operations                   .49    (.10)
                         ----------------
                         ----------------
  Distributions
  from net investment       (.14)   (.13)
income
  Distributions from net
  realized losses           (.01)   (.02)
                         ----------------
                         ----------------
Total distributions         (.15)   (.15)
                         ----------------
                         ----------------
Net asset value, end of     2.24    1.90
year                     ----------------
                         ----------------

Total return (%)/5          26.58  (5.63)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)              2,083,783 558,580
Ratios to average net
assets: (%)
  Expenses                   1.58   1.57/6
  Net investment income      5.78   6.01/6
Portfolio turnover rate     48.36  51.16
(%)

CLASS B/1                         YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------
                            2003    2002     2001     2000    1999/3
PER SHARE DATA ($)       -------------------------------------------
Net asset value,            1.90    2.17     2.35     2.24     2.36
beginning of year
  Net investment income/4    .13     .13      .16      .17      .12
                         -------------------------------------------
Net realized and
unrealized gains             .38    (.22)    (.14)     .12     (.11)
(losses)                 -------------------------------------------
Total from investment
operations                   .51    (.09)     .02      .29      .01
  Distributions
  from net investment       (.15)   (.16)    (.17)    (.17)    (.13)
income                   -------------------------------------------
  Distributions from net
  realized gains            (.01)   (.02)    (.03)    (.01)     -
                         -------------------------------------------
                         -------------------------------------------
Total distributions         (.16)   (.18)    (.20)    (.18)    (.13)
                         -------------------------------------------
                         -------------------------------------------
Net asset value, end of     2.25    1.90     2.17     2.35     2.24
year                     -------------------------------------------

Total return (%)/5         27.51   (4.66)     .10    14.09      .34
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)              495,004 430,226  446,245  140,711   83,031
Ratios to average net
assets: (%)
  Expenses                  1.23    1.22     1.23     1.26     1.23/6
  Net investment income     6.13    6.15     7.02     7.49     7.22/6
Portfolio turnover rate    48.36   51.16    28.13    24.41    17.35
(%)

CLASS C                           YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------
                            2003    2002     2001     2000     1999
--------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year           1.91    2.17     2.36     2.24     2.34
                         -------------------------------------------
  Net investment             .13     .13      .16      .17      .16
income/4
  Net realized and
unrealized gains             .38    (.21)    (.15)     .13     (.08)
(losses)                 -------------------------------------------
Total from investment
operations                   .51    (.08)     .01      .30      .08
                         -------------------------------------------
  Distributions
  from net investment       (.15)   (.16)    (.17)    (.17)    (.17)
income
  Distributions from net
  realized gains            (.01)   (.02)    (.03)    (.01)    (.01)
                         -------------------------------------------
Total distributions         (.16)   (.18)    (.20)    (.18)    (.18)
                         -------------------------------------------
Net asset value, end of     2.26    1.91     2.17     2.36     2.24
year                     -------------------------------------------

Total return (%)/5         27.37   (4.64)     .09    14.54     3.46

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)              3,764,372 1,545,377 1,080,315 872,662  997,438
Ratios to average net
assets: (%)
  Expenses                  1.24    1.21     1.23     1.26     1.23
  Net investment income     6.12    6.21     7.04     7.51     6.97
Portfolio turnover rate    48.36   51.16    28.13    24.41    17.35
(%)

CLASS R                       YEAR ENDED
                               SEPTEMBER 30,
----------------------------------------------------------------------
                            2003    2002
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year           1.89    2.18
                         ----------------
                         ----------------
  Net investment income/4    .13     .10
  Net realized and
unrealized                   .37    (.27)
  gains (losses)         ----------------
                         ----------------
Total from investment        .50    (.17)
operations               ----------------
                         ----------------
  Distributions
  from net investment       (.15)   (.12)
income
  Distributions from net
  realized losses           (.01)    -
                         ----------------
                         ----------------
Total distributions         (.16)   (.12)
                         ----------------
                         ----------------
Net asset value, end of     2.23    1.89
year                     ----------------
                         ----------------
                           27.31   (8.34)
Total return (%)/5

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year
($ x 1,000)               36,417   6,350
Ratios to average net
assets: (%)
  Expenses                  1.08    1.07/6
  Net investment income     6.28    6.77/6
Portfolio turnover rate    48.36   51.16
(%)


1. For the period November 1, 2001 (effective date) to September 30, 2002 for Class B.
2. For the period January 1, 2002 (effective date) to September 30, 2002 for Class R.
3. For the period January 1, 1999 (effective date) to September 30, 1999 for Class B1.

4. Based on average shares outstanding.

5. Total return does not include sales charges, and is not annualized for periods less than one year. 6. Annualized.

FRANKLIN UTILITIES FUND

GOALS AND STRATEGIES

GOALS The Fund's investment goals are capital appreciation and current income.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of public utilities companies. These are companies that provide electricity, natural gas, water, and communications services to the public and companies that provide services to public utilities companies. Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in securities of public utilities companies. The Fund concentrates (invests more than 25% of its total assets) in companies operating in the utilities industry. The manager expects that more than 50% of the Fund's assets will be invested in electric utilities securities.

[Begin callout]
The Fund normally invests most of its assets in securities of public utilities companies.
[End callout]


The Fund invests primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund may invest up to 25% of its assets in debt securities. Debt securities represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures. The Fund generally buys "investment grade" debt securities. However, the Fund may invest a portion of its assets in debt securities that are rated below investment grade, sometimes called "junk bonds." Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P(R)) and Moody's Investors Service (Moody's) are considered investment grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.


MAIN RISKS

UTILITIES INDUSTRY The Fund's performance is closely tied to conditions affecting the public utilities industry. These conditions may change rapidly. Utility company securities, which are generally bought for their dividend yield, have been historically sensitive to interest rate movements: when interest rates rise, the stock prices of these companies tend to fall. However, on-going regulatory changes have led to greater competition in the industry and the emergence of the non-regulated providers as a significant part of the industry. Recent highly publicized developments arising out of the business activities of the non-regulated providers in the public utilities industry have led to increased volatility and reduced liquidity in credit markets for this industry. As a result, independent rating agencies have downgraded the debt ratings of many public utility companies. These developments have reduced stability of cash flows and have impacted the short-term earnings potential of some in this industry. These trends have also made shares of some utility companies less sensitive to interest rate changes but more sensitive to changes in revenue and earnings and caused them to reduce the ratio of their earnings they pay out as dividends.


In addition, the industry is subject to a variety of risks specific to this industry: utilities often find it difficult to obtain adequate returns on invested capital in spite of rate increases or because rate increases become increasingly difficult to obtain; they may face difficulty in financing large construction programs during inflationary and rising interest rate periods; utilities are subject to many restrictions on operations and increased costs due to environmental and safety regulations; utilities may face difficulties in obtaining fuel for electric generation at reasonable prices; utilities may face risks associated with the operation of nuclear power plants; utilities may face greater demands in providing reliable service with the increasing complexity of the power grid; utilities also may be subject to adverse effects of the results of energy conservation programs as well as other factors affecting the level of demand for services. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a utility company's access to new markets, thereby diminishing the company's long-term prospects.


[Begin callout]
Utility company securities are sensitive to interest rate movements: when interest rates rise, the stock prices of these companies tend to fall. Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


STOCKS Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.


INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The values of equity securities of utilities companies may respond in a similar fashion to changes in interest rates.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to its shareholders may decline when interest rates fall.

CREDIT An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's price and, thus, impact Fund performance.


LOWER-RATED SECURITIES. Junk bonds generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


-11.69% 30.68% 2.03%  24.90% 7.57%  -15.00%  41.61%  -8.09%  -10.48% 19.30%
  94      95     96      97    98    99       00        01     02     03
                                 YEAR

Best Quarter:                             Q3 '00      26.73%
Worst Quarter:                            Q3 '02     -11.94%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003

                                     1 YEAR  5 YEARS  10 YEARS
----------------------------------------------------------------
Franklin Utilities Fund - Class A/2
Return Before Taxes                  14.20%  2.50%    6.00%
Return After Taxes on Distributions  13.16%  0.42%    3.53%
Return After Taxes on Distributions   9.94%  0.96%    3.67%
and Sale of Fund Shares
S&P 500(R)Index/3                    28.67% -0.57%   11.06%
(index reflects no deduction for
fees, expenses, or taxes)

                                      1 YEAR  SINCE
                                              INCEPTION
                                              (1/1/99)
-----------------------------------------------------------------
Franklin Utilities Fund - Class B/2   14.65%    2.59%
S&P 500(R)Index/3                     28.67%   -0.57%

                                     1 YEAR  5 YEARS    SINCE
                                                      INCEPTION
                                                      (5/1/95)
----------------------------------------------------------------
Franklin Utilities Fund - Class C/2   16.43%   2.66%    7.61%
S&P 500(R)Index/3                     28.67%  -0.57%   11.12%

                                     1 YEAR  5 YEARS  10 YEARS
----------------------------------------------------------------
Franklin Utilities Fund - Class R/2,4  17.89%  3.01%    5.98%
S&P 500(R)Index/3                      28.67% -0.57%   11.06%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                               CLASS A  CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------
Maximum sales charge (load)
as a percentage of offering    4.25%    4.00%    1.00%    1.00%
price
  Load imposed on purchases    4.25%    None     None     None
  Maximum deferred sales
charge (load)                  None/1   4.00%/2  1.00%    1.00%

Please see "Choosing a Share Class" on page 74 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                               CLASS A  CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------
Management fees                0.47%    0.47%    0.47%    0.47%
Distribution and service
(12b-1) fees                   0.14%    0.65%    0.65%    0.50%
Other expenses                 0.22%    0.22%    0.22%    0.22%
                               ------------------------------------
Total annual Fund operating
expenses                       0.83%    1.34 %   1.34%    1.19%
                               ------------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 76) and purchases by certain retirement plans without an initial sales charge.

2. Declines to zero after six years.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 YEAR  3 YEARS  5 YEARS 10 YEARS
----------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                      $506/1  $679     $866    $1,407
CLASS B                      $536    $725     $934    $1,473/2
CLASS C/3                    $236    $425     $734    $1,613
CLASS R                      $221    $378     $654    $1,443
If you do not sell your
shares:
CLASS B                      $136    $425     $734    $1,473/2
CLASS C/3                    $136    $425     $734    $1,613
CLASS R                      $121    $378     $654    $1,443


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $334, $520, $827 and $1,697, respectively, if you sell your shares at the end of the period or $235, $520, $827 and $1,697, respectively, if you do not sell your shares.

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $322 billion in assets.


The Fund's co-lead portfolio managers are.

GREGORY E. JOHNSON, VICE PRESIDENT OF ADVISERS
Mr. Johnson has been a manager of the Fund since 1987. He joined Franklin Templeton Investments in 1986.


JOHN KOHLI CFA, vICE PRESIDENT of Advisers
Mr. Kohli has been a manager of the Fund since 1998. He joined Franklin Templeton Investments in 1992.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended September 30, 2003, the Fund paid 0.47% of its average monthly net assets to the manager for its services.


FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                              YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------
                          2003      2002      2001    2000     1999
--------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            7.96    10.02   10.89    9.58    11.36
                         -------------------------------------------
  Net investment income/3     .42      .46     .46     .43      .48
  Net realized and
unrealized                    .85    (1.60)   (.86)   1.69    (1.41)
  gains (losses)         -------------------------------------------
Total from investment        1.27    (1.14)   (.40)   2.12     (.93)
operations               -------------------------------------------
  Distributions from net
  investment income          (.43)    (.45)   (.45)   (.45)    (.52)
  Distributions from net
  realized gains              -       (.47)   (.02)   (.36)    (.33)
                         -------------------------------------------
Total distributions          (.43)    (.92)   (.47)   (.81)    (.85)
                         -------------------------------------------
Net asset value, end of      8.80     7.96   10.02   10.89     9.58
year                     -------------------------------------------

Total return (%)/4          16.38   (12.49)  (4.03)  24.27    (8.54)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)              1,259,886 1,090,216 1,349,02 1,574,89 1,594,862
Ratios to average net
assets: (%)
  Expenses                    .83      .80     .79     .83      .80
  Net investment income      5.00     4.87    4.26    4.74     4.60
Portfolio turnover rate     25.81    30.60   34.03   19.86    33.99
(%)

CLASS B                           YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------
                             2003     2002    2001    2000    1999/2
--------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            7.97    10.02   10.90    9.59    11.08
                         -------------------------------------------
  Net investment income/3     .37      .41     .41     .38      .31
  Net realized and
unrealized                    .85    (1.58)   (.87)   1.70    (1.44)
  gains (losses)         -------------------------------------------
Total from investment        1.22    (1.17)   (.46)   2.08    (1.13)
operations
  Distributions
  from net investment        (.39)    (.41)   (.40)   (.41)    (.36)
income
  Distributions from net
  realized gains                -     (.47)   (.02)   (.36)        -
                         -------------------------------------------
Total distributions          (.39)    (.88)   (.42)   (.77)    (.36)
                         -------------------------------------------
Net asset value, end of      8.80     7.97   10.02   10.90     9.59
year                     -------------------------------------------

Total return (%)/4          15.88   (12.88)  (4.58)  23.79   (10.37)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                95,321   32,802  15,212   8,819    3,142
Ratios to average net
assets: (%)
  Expenses                   1.34     1.31    1.30    1.34    1.31/5
  Net investment income      4.49     4.44    3.74    4.11    4.12/5
Portfolio turnover rate     25.81    30.60   34.03   19.86    33.99
(%)

CLASS C                           YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------
                             2003     2002    2001    2000     1999
--------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            7.95    10.01   10.88    9.57    11.35
                         -------------------------------------------
  Net investment income3      .36      .41     .41     .38      .43
  Net realized and
unrealized                    .86    (1.59)   (.87)   1.69    (1.42)
  gains (losses)         -------------------------------------------
Total from investment        1.22    (1.18)   (.46)   2.07     (.99)
operations
  Distributions
  from net investment        (.39)    (.41)   (.39)   (.40)    (.46)
income
  Distributions from net
  realized gains                -     (.47)   (.02)   (.36)    (.33)
                         -------------------------------------------
Total distributions          (.39)    (.88)   (.41)   (.76)    (.79)
                         -------------------------------------------
Net asset value, end of      8.78     7.95   10.01   10.88     9.57
year                     -------------------------------------------

Total return (%)/4          15.77   (12.90)  (4.50)   23.65   (9.06)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)               222,030   67,428  44,985  37,837   34,697
Ratios to average net
assets: (%)
  Expenses                   1.34     1.29    1.30    1.34     1.31
  Net investment income      4.49     4.43    3.76    4.22     4.08
Portfolio turnover rate     25.81    30.60   34.03   19.86    33.99
(%)

CLASS R                            YEAR ENDED
                                  SEPTEMBER 30,
---------------------------------------------------------------------
                                   2003 2002/1
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year              7.96      9.81
                           -------------------
Income from investment
operations:
  Net investment income/3       .37       .32
  Net realized and
unrealized gains                .86     (1.85)
(losses)                   -------------------
                           -------------------
Total from investment          1.23     (1.53)
operations                 -------------------
                           -------------------
Less distributions from
net investment income          (.40)     (.32)
                           -------------------
                           -------------------
Net asset value, end of        8.79      7.96
year                       -------------------

Total return (%)/4            15.96    (16.01)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   1,142       142
Ratios to average net
assets: (%)
  Expenses                     1.19      1.16/5
  Net investment income        4.64      4.82/5
Portfolio turnover rate       25.81     30.60
(%)


1. For the period January 1, 2002 (effective date) to September 30, 2002 for Class R.
2. For the period January 1, 1999 (effective date) to September 30, 1999 for Class B.

3. Based on average shares outstanding.

4. Total return does not include sales charges, and is not annualized for periods less than one year.
5. Annualized.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

GOAL AND STRATEGIES

GOAL The Fund's investment goal is income.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities. Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).


Ginnie Maes represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. The mortgage loans may have either fixed or adjustable interest rates. The Government National Mortgage Association packages or "pools" individual loans together for sale to investors such as the Fund. As the underlying mortgage loans are paid off, investors receive principal and interest payments.


[Begin callout]
The Fund invests substantially all of its assets in Ginnie Maes.
[End callout]

Ginnie Maes carry a guarantee as to the timely repayment of principal and interest that is backed by the full faith and credit of the U.S. government. The guarantee does not apply to the market prices and yields of the Ginnie Maes or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

The Fund may also invest in other U.S. government securities, which are backed by the full faith and credit of the U.S. government, such as U.S. Treasury STRIPS, bills, bonds and notes. The Fund's short-term investments include short-term government securities and cash. The Fund may also invest in repurchase agreements collateralized by U.S. government securities.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.


MAIN RISKS

GINNIE MAES Ginnie Maes differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates. The Fund may be forced to reinvest returned principal at lower interest rates, reducing the Fund's income. For this reason, Ginnie Maes may be less effective than some other types of securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than some other investments with similar maturities. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of Ginnie Maes, making them more susceptible than some other debt securities to a decline in market value when interest rates rise. This could increase the volatility of the Fund's performance and share price.

[Begin callout]
Changes in interest rates affect the prices of the Fund's debt securities. If rates rise, the value of the Fund's debt securities will fall and so too will the Fund's share price. If rates fall, mortgage holders may refinance their mortgage loans at lower interest rates, which may reduce the Fund's income and yield. This means you could lose money over short or even extended periods. [End callout]

INTEREST RATE When interest rates rise, debt security prices fall. While the opposite is also true, that debt security prices rise when interest rates fall, this may be less true for Ginnie Maes since homeowners may refinance their mortgages when interest rates fall, thus limiting the potential of the Ginnie Maes to appreciate in value. In general, securities with longer maturities are more sensitive to these interest rate changes.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


-2.69%  16.73%  4.60%  9.46%  6.61%  0.82%  10.56%  7.67%  8.58%  1.78%
 94      95      96    97     98     99      00        01    02     03
                               YEAR


Best Quarter:                             Q2 '95     5.37%
Worst Quarter:                            Q1 '94    -2.84%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003

                                           1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------
Franklin U.S. Government Securities Fund
- Class A/2
Return Before Taxes                        -2.54%  4.89%   5.81%
Return After Taxes on Distributions        -4.36%  2.45%   3.12%
Return After Taxes on Distributions and
Sale of Fund Shares                        -1.66%  2.63%   3.22%
Lehman Brothers Intermediate U.S.
Government Bond Index/3                     2.29%  6.18%   6.32%
(index reflects no deduction for fees,
expenses, or taxes)

                                                   SINCE
                                                  INCEPTION
                                           1 YEAR  (1/1/99)
---------------------------------------------------------------------
Franklin U.S. Government Securities Fund
- Class B/2                                 -2.60%  4.93%
Lehman Brothers Intermediate U.S.
Government Bond Index/3                      2.29%  6.18%

                                                              SINCE
                                                            INCEPTION
                                           1 YEAR  5 YEARS   (5/1/95)
----------------------------------------------------------------------
Franklin U.S. Government Securities
Fund - Class C/2                          -0.71%   5.03%   6.10%
Lehman Brothers Intermediate U.S.
Government Bond Index/3                    2.29%   6.18%   6.90%


                                           1 YEAR 5 YEARS   10 YEARS
-----------------------------------------------------------------------
Franklin U.S. Government Securities Fund
- Class R/2,4                              0.45%   5.39%   5.76%
Lehman Brothers Intermediate U.S.
Government Bond Index/3                    2.29%   6.18%   6.32%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index of fixed-rate bonds issued by the U.S. government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                               CLASS A  CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------
Maximum sales charge (load)
as a percentage of offering    4.25%    4.00%    1.00%    1.00%
price
  Load imposed on purchases    4.25%    None     None     None
  Maximum deferred sales
charge (loaded)                None/1   4.00%/2   1.00%   1.00%


Please see "Choosing a Share Class" on page 74 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                               CLASS A  CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------
Management fees                0.45%    0.45%    0.45%    0.45%
Distribution and service
(12b-1) fees                   0.12%    0.65%    0.65%    0.50%
Other expenses                 0.13%    0.13%    0.13%    0.13%
                               ------------------------------------
Total annual Fund operating
expenses                       0.70%    1.23%    1.23%    1.08%
                               ------------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 76) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 YEAR  3 YEARS  5 YEARS 10 YEARS
----------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                      $493/1  $639     $798    $1,259
CLASS B                      $525    $690     $876    $1,342/2
CLASS C/3                    $225    $390     $676    $1,489
CLASS R                      $210    $343     $595    $1,317
If you do not sell your
shares:
CLASS B                      $125    $390     $676    $1,342/2
CLASS C/3                    $125    $390     $676    $1,489
CLASS R                      $110    $343     $595    $1,317


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $323, $486, $769 and $1,574, respectively, if you sell your shares at the end of the period or $224, $486, $769 and $1,574, respectively, if you do not sell your shares.

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $322 billion in assets.


The team responsible for the Fund's management is:

JACK LEMEIN, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Lemein has been a manager of the Fund since 1984 and has more than 30 years' experience in the securities industry.

T. ANTHONY COFFEY CFA, VICE PRESIDENT OF ADVISERS
Mr. Coffey has been a manager of the Fund since 1991. He joined Franklin Templeton Investments in 1989.

ROGER BAYSTON CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Bayston has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1991.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended September 30, 2003, the Fund paid 0.45% of its average monthly net assets to the manager for its services.



FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                               YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------------
                           2003      2002/1      2001     2000      1999/2
--------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            6.99       6.93     6.63      6.62      6.99
                         -------------------------------------------------
  Net investment income/3     .28        .38      .41/4     .43       .44
  Net realized and
unrealized                   (.10)       .09      .33/4     .01      (.37)
  gains (losses)         -------------------------------------------------
Total from investment
operations                    .18        .47      .74       .44       .07
                         -------------------------------------------------
  Distributions from net
  investment income          (.36)      (.41)    (.44)     (.43)     (.44)
                         -------------------------------------------------
Net asset value, end of      6.81       6.99     6.93      6.63      6.62
year                      -------------------------------------------------

Total return (%)/5           2.66       7.06    11.52      6.90      1.05

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)              7,286,317 7,726,914 7,197,334 6,852,374 7,895,906
Ratios to average net
assets: (%)
  Expenses                    .70        .69      .68       .70       .67
  Net investment income      4.11       5.48     6.12/4    6.62      6.43
Portfolio turnover rate     66.96      44.62    19.18      3.98     15.04
(%)

CLASS B                              YEAR ENDED SEPTEMBER 30,
-------------------------------------------------------------------------
                          2003      2002/1     2001     2000      1999/2
--------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            6.98       6.93     6.63      6.62      6.91
                       ---------------------------------------------------
  Net investment              .25        .34      .37/4     .39       .30
income/3
  Net realized and
unrealized                   (.10)       .09      .33/4     .01      (.28)
  gains (losses)       ---------------------------------------------------
Total from investment
operations                    .15        .43      .70       .40       .02
                       ---------------------------------------------------
  Distributions from
net                          (.33)      (.38)    (.40)     (.39)     (.31)
  investment income    ---------------------------------------------------
Net asset value, end         6.80       6.98     6.93      6.63      6.62
of year                ---------------------------------------------------

Total return (%)/5           2.13       6.37    10.94      6.35       .25

RATIOS/SUPPLEMENTAL
DATA
Net assets, end of
year                      678,814    559,966  225,517    80,167    51,433
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                   1.23       1.22     1.22      1.25      1.22/6
  Net investment             3.58       4.95     5.51/4    6.07      5.93/6
income
Portfolio turnover          66.96      44.62    19.18      3.98     15.04
rate (%)

CLASS C                               YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------------------
                          2003      2002/1     2001     2000      1999/2
--------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            6.97       6.91     6.61      6.60      6.97
                       ---------------------------------------------------
  Net investment              .25        .34      .37/4     .39       .40
income/3
  Net realized and
unrealized                   (.11)       .10      .33/4     .01      (.37)
  gains (losses)        ---------------------------------------------------
Total from investment
operations                    .14        .44      .70       .40       .03
  Distributions from
net                          (.33)      (.38)    (.40)     (.39)     (.40)
  investment income    ---------------------------------------------------
Net asset value, end         6.78       6.97     6.91      6.61      6.60
of year                ---------------------------------------------------

Total return (%)/5           2.00       6.53    10.96      6.36       .50

RATIOS/SUPPLEMENTAL
DATA
Net assets, end of
year                      814,635    803,049  422,114   264,413   308,961
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                   1.23       1.21     1.22      1.25      1.22
  Net investment             3.58       4.96     5.55/4    6.08      5.89
income
Portfolio turnover          66.96      44.62    19.18      3.98     15.04
rate (%)

CLASS R                 YEAR ENDED SEPTEMBER 30,
-------------------------------------------------------------------------
                          2003       2002
-------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,
beginning of year            6.99       6.81
                       ----------------------
                       ----------------------
Income from investment operations:
  Net investment              .25        .25
income/3
  Net realized and
unrealized gains             (.09)       .22
                       ----------------------
                       ----------------------
Total from investment
operations                    .16        .47
                        ---------------------
Less distributions
from net investment          (.34)      (.29)
income                  ---------------------
Net asset value, end
of year                      6.81       6.99
                       ----------------------

Total return (%)/5           2.29       7.03

RATIOS/SUPPLEMENTAL
DATA
Net assets, end of
year                       54,042     14,042
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                   1.08       1.07/6
  Net investment             3.73       5.10/6
income
Portfolio turnover          66.96      44.62
rate (%)


1. For the period January 1, 2002 (effective date) to September 30, 2002 for Class R.
2. For the period January 1, 1999 (effective date) to September 30, 1999 for Class B.

3. Based on average shares outstanding.

4. The November 2000 revised AICPA Audit and Accounting Guide of Investment Companies was implemented on October 1, 2000 resulting in an increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the year ended September 30, 2001.

Net investment income per share ..................................... $(.008)
Net realized and unrealized gains per share .........................   .008
Ratio of net investment income to average net assets ................  (.11)%
5. Total return does not include sales charges, and is not annualized.
6. Annualized.

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to declare and pay an income dividend from its respective net investment income, as follows:

o     The Income and U.S. Government Securities Funds: monthly
o     The Utilities Fund: quarterly, and
o     The DynaTech and Growth Funds: at least annually.

Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.


ANNUAL STATEMENTS Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes an income dividend or capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. Under the 2003 Tax Act, a portion of the income dividends paid to you by a Fund may be qualified dividends subject to a maximum tax rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 120-day period (121-day period under technical correction legislation recently introduced in Congress) beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets). SALES OF FUND SHARES When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

BACKUP WITHHOLDING If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares.

OTHER TAX INFORMATION Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


YOUR ACCOUNT

CHOOSING A SHARE CLASS


Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

The existing Class B of the Income Series is renamed Class B1 and is closed to new investors. If you were a shareholder of record on October 31, 2001, you may continue to add to your account subject to your applicable minimum additional investment amount, or buy additional shares through the reinvestment of dividend or capital gain distribution program. The Fund reserves the right to modify this policy at any time.


CLASS A            CLASS B & B1   CLASS C        CLASS R
--------------------------------------------------------------------
o  Initial         o  No          o  No         o   No initial
   sales charge       initial        initial        sales charge
   of 5.75%           sales          sales
   (DynaTech and      charge         charge
   Growth Funds),
   4.25% (Income,
   Utilities and
   U.S.
   Government
   Securities
   Funds) or less


o  Defferred        o Deferred     o Deferred   o   Except for
   sales charge       sales          sales          certain
   of 1% on  of       charge of      charge of      Employer
   purchases of       4% on          1% on          Sponsored
   $1 million or      shares you     shares you     Retirement
   more sold          sell           sell           Plans,
   within 18          within the     within 12      deferred sales
   months             first          months         charge of 1%
                      year,                         on shares you
                      declining                     sell within 18
                      to 1%                         months
                      within six                    (charged at
                      years and                     plan level
                      eliminated                    bases on
                      after that                    initial
                                                    investment)

o  Lower            o Higher       o Higher      o  Higher
   annual             annual         annual         annual
   expenses than      expenses       expenses       expenses than
   Class B, B1, C     than Class     than Class     Class A due to
   or R due to        A due to       A due to       higher
   lower              higher         higher         distribution
   distribution       distribution   distribution   fees (lower
   fees               fees.          fees. No       than Class B
                      Automatic      conversion     and Class C).
                      conversion     to Class A     No conversion
                      to Class A     shares, so     to Class A
                      shares         annual         shares, so
                      after          expenses       annual
                      eight          do not         expenses do
                      years,         decrease.      not decrease.
                      reducing
                      future
                      annual
                      expenses.


SALES CHARGES - CLASS A - DYNATECH AND GROWTH FUNDS

                                THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $50,000                       5.75               6.10
$50,000 but under $100,000          4.50               4.71
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

SALES CHARGES - CLASS A - INCOME, UTILITIES AND U.S. GOVERNMENT SECURITIES
FUNDS

                                THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $100,000                      4.25               4.44
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1 million       2.00               2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 80), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 80).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows DynaTech and Growth Funds to pay distribution fees of up to 0.25% per year and Income, Utilities and U.S. Government Securities Funds to pay distribution fees of up to 0.15% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS B & B/1

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED
BUYING THEM                     FROM YOUR PROCEEDS
                                    AS A CDSC
------------------------------------------------------
1 YEAR                          4
2 YEARS                         4
3 YEARS                         3
4 YEARS                         3
5 YEARS                         2
6 YEARS                         1
7 YEARS                         0


With Class B and B1 shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page
80). After eight years, your Class B and B1 shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B or B1 shares at one time is $99,999. We place any investment of $100,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B and B1 shares are available to retirement plans for which Franklin Templeton Bank & Trust serves as trustee or custodian, except DCS Plans (as defined on page 79).

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Dynatech Fund, Growth Fund and Income Fund to pay distribution and other fees of up to 1% per year and Utilities Fund and U.S. Government Securities Fund to pay distribution and other fees up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Class B1 has a distribution plan that allows Income Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B1 shares and for services provided to shareholders. Because these fees are paid out of Class B and Class B1's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

            WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A
               SHARES, SINCE CLASS A'S ANNUAL EXPENSES ARE LOWER.


CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 80).


DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows DynaTech and Growth Funds to pay distribution and other fees of up to 1% per year and Income, Utilities and U.S. Government Securities Funds to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS Class R shares are available to the following investors:


o  Employer Sponsored Retirement Plans

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code

o Investors who open a Franklin Templeton IRA Rollover with less than $1 million other than a current or former Franklin Templeton employee or as the result of a spousal rollover or a QDRO.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.


An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

MAXIMUM PURCHASE AMOUNT The maximum lump sum amount you may invest in Class R share IRA Rollovers is $999,999. We place any investment of $1 million or more in Class A shares since Class A's annual expenses are lower. There is no maximum purchase amount for Qualified plans.

CDSC Except for Employer Sponsored Retirement Plans that (i) are DCS Plans; (ii) have contracted with an affiliate of Distributors for plan trustee services; or
(iii) first purchase fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see page 80).


DISTRIBUTION AND SERVICE (12B-1) FEES Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Funds to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, B1, C & R The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.


[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 88 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

                   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE
                APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B and B1 shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B and B1 shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B or B1 shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).


GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

BUYING SHARES


MINIMUM INVESTMENTS
------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
------------------------------------------------------------------
Automatic investment plans              $50          $50
------------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
------------------------------------------------------------------
Employer Sponsored Retirement Plans     no minimum   $25
------------------------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250         $50
------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
------------------------------------------------------------------
Full-time employees, officers,          $100         $50
trustees and directors of Franklin
Templeton entities, and their
immediate family members
------------------------------------------------------------------


           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 86). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


The existing Class B of the Income Series is renamed Class B1 and is closed to new investors. If you were a shareholder of record on October 31, 2001, you may continue to add to your account subject to your applicable minimum additional investment amount, or buy additional shares through the reinvestment of dividend or capital gain distribution program. The Fund reserves the right to modify this policy at any time.



BUYING SHARES
----------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------
THROUGH YOUR         Contact your            Contact your investment
INVESTMENT           investment              representative
REPRESENTATIVE       representative
----------------------------------------------------------------------
                     If you have another     Before requesting a
BY PHONE/ONLINE      Franklin Templeton      telephone or online
                     fund account with your  purchase into an
(Up to $100,000 per  bank account            existing account,
shareholder per day) information on file,    please make sure we
                     you may open a new      have your bank account
1-800/632-2301       account by phone. At    information on file. If
                     this time, a new        we do not have this
franklintempleton.   account may not be      information, you will
com                  opened online.          need to send written
                                             instructions with your
NOTE: CERTAIN        To make a same day      bank's name and
ACCOUNT TYPES ARE    investment, your phone  address, a voided check
NOT AVAILABLE FOR    order must be received  or savings account
ONLINE ACCOUNT       and accepted by us by   deposit slip, and a
ACCESS               1:00 p.m. Pacific time  signature guarantee if
                     or the close of the     the bank and Fund
                     New York Stock          accounts do not have at
                     Exchange, whichever     least one common owner.
                     is earlier.
                                             If you have online access, you will
                                             be able to add or change bank
                                             account information that we can use
                                             to process additional purchases
                                             into your Franklin Templeton
                                             account.


                                             To make a same day investment, your
                                             phone or online order must be
                                             received and accepted by us by 1:00
                                             p.m. Pacific time or the close of
                                             the New York Stock Exchange,
                                             whichever is earlier.
----------------------------------------------------------------------
                     Make your check         Make your check payable
BY MAIL              payable to the Fund.    to the Fund. Include
                                             your account number on
                     Mail the check and      the check.
                     your signed
                     application to          Fill out the deposit
                     Investor Services.      slip from your account
                                             statement. If you do not have a
                                             slip, include a note with your
                                             name, the Fund name, and your
                                             account number.

                                             Mail the check and deposit slip or
                                             note to Investor Services.
----------------------------------------------------------------------
                     Call  to receive a      Call to receive a wire
                     wire control number     control number and wire
BY WIRE              and wire                instructions.
                     instructions.
1-800/632-2301                               To make a same day wire
(or 1-650/312-2000   Wire the funds and      investment, the wired
collect)             mail your signed        funds must be received
                     application to          and accepted by us by
                     Investor Services.      1:00 p.m. Pacific time
                     Please include the      or the close of the New
                     wire control number or  York Stock Exchange,
                     your new account        whichever is earlier.
                     number on the
                     application.

                     To make a same day wire
                     investment, the wired
                     funds must be received
                     and accepted by us by
                     1:00 p.m. Pacific time
                     or the close of the
                     New York Stock Exchange,
                     whichever is earlier.
----------------------------------------------------------------------
                     Call Shareholder        Call Shareholder
BY EXCHANGE          Services at             Services at
                     1-800/632-2301, or      1-800/632-2301, or send
franklintempleton.   send signed written     signed written
com                  instructions.  You      instructions. You also
                     also may place an       may place an online
                     online exchange order.  exchange order.
                     The automated
                     telephone system        (Please see page 88 for
                     cannot be used to       information on
                     open a new account.     exchanges.)

                     (Please see page 88
                     for information on
                     exchanges.)
----------------------------------------------------------------------

            FRANKLIN TEMPLETON INVESTOR SERVICES, P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

INVESTOR SERVICES


AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 83) with your application.


AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


AUTOMATED TELEPHONE SYSTEM Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:


Shareholder Services      1-800/632-2301
Advisor Services          1-800/524-4040
Retirement Services       1-800/527-2020

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.


TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; add or change your bank account information (online only); and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B or B1 shares for the class B shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.


The following policies apply from February 1, 2004 through February 29, 2004:

Because excessive trading can hurt fund performance, operations and shareholders, each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 97).

Effective March 1, 2004, the following policies apply:

EXCHANGE LIMIT GUIDELINES. This exchange privilege is not intended to facilitate short-term or other excessive trading. In furtherance of this policy, generally, you may make up to four (4) exchanges out of the Fund during any calendar year. Accounts under common ownership or control may be counted together for purposes of the exchange limit guidelines. Regularly scheduled redemptions and purchases resulting from automatic redemption and/or automatic investment plans or similar arrangements will not be counted for purposes of the exchange limit guidelines. THE FUND, IN ITS SOLE DISCRETION, MAY DETERMINE THAT YOUR TRADING ACTIVITY IS MARKET TIMING TRADING, REGARDLESS OF WHETHER OR NOT YOU EXCEED SUCH GUIDELINES, AND THEREFORE LIMIT YOUR EXCHANGE PRIVILEGE AS DESCRIBED IN THE "EXCHANGE PRIVILEGE" AND IN THE "MARKET TIMING TRADING POLICY" SECTIONS.

EXCHANGE TRANSACTIONS. The Fund at all times reserves the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Fund may refuse exchange purchases by any person or group if, in the manager's judgment, (1) the Fund may be unable to invest the money effectively in accordance with its investment goals and policies, or (2) it is from a market timer or an investor that, in the opinion of the manager, may be disruptive to the Fund, or (3) the Fund would otherwise potentially be adversely affected. For these purposes, the Fund may consider, among other factors, an investor's trading history in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving shares of the Fund, the rejected exchange request may also involve another fund. Of course, you may generally redeem shares of the Fund at any time.

INVESTOR EXCHANGE PRIVILEGE CHANGES. The Fund may suspend or may permanently terminate the exchange privilege, or may limit the amount, number or frequency of your exchanges, or may limit the methods you may use to request exchanges if you exceed or seek to exceed the Fund's exchange limit guidelines.

INTERMEDIARY PURCHASES. Different restrictions may apply if you invest through an intermediary. While the Fund will work with financial intermediaries, such as broker-dealers, banks, investment advisers, record-keepers, or other third parties, to apply the Fund's exchange limit guidelines, currently the Fund is limited in its ability to monitor the trading activity or enforce the Fund's exchange limit guidelines in such accounts. For more information, see the "Market Timing Trading Policy" section.

RETIREMENT PLANS. A different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

FUND EXCHANGE PRIVILEGE CHANGES. The Fund may terminate or modify (temporarily or permanently) the exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds, the stricter policy will apply to the exchange transaction. Other Franklin Templeton funds may have different exchange restrictions, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.


*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A of DynaTech Fund without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares of DynaTech Fund and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
---------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------
THROUGH YOUR          Contact your investment representative
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
                      share certificates (if you hold share
BY MAIL               certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own
                      both Class A, B and B1 shares, also specify the class of shares, otherwise we will sell your Class A shares first.
                      Be sure to include all necessary
                      signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
                      As long as your transaction is for
                      $100,000 or less, you do not hold share
BY PHONE/ONLINE       certificates and you have not changed
                      your address by phone or online within
1-800/632-2301        the last 15 days, you can sell your
                      shares by phone or online.
franklintempleton.com
                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the check to
                      another address or to make it payable
                      to another person.
---------------------------------------------------------------


                      You can call, write, or visit us online
                      to have redemption proceeds sent to a
BY ELECTRONIC FUNDS   bank account. See the policies at left
TRANSFER (ACH)        for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to provide the banking instructions online or send written instructions with your bank's name, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time, proceeds sent by ACH
                      generally will be available within two to three business
                      days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
                      fund you are considering.  Prospectuses
BY EXCHANGE           are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.


---------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

ACCOUNT POLICIES

CALCULATING SHARE PRICE Each Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive a Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 87).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.


JOINT ACCOUNTS Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares all owners must agree in writing.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give a Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to a Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to a Fund in a written instruction signed by all registered owners.

The following policies apply from February 1, 2004 through February 29, 2004:

MARKET TIMERS The Funds may restrict or refuse purchases or exchanges by Market Timers. DynaTech Fund does not allow investments by Market Timers and may restrict or refuse purchases or exchanges by a shareholder who fails to comply with the restrictions set forth below. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by a Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk.


Effective March 1, 2004, the following policies apply:

MARKET TIMING TRADING POLICY

MARKET TIMING RESTRICTIONS. Short-term or excessive trading, often referred to as "market timing," is discouraged. The Fund will take steps to seek to detect and deter market timing pursuant to the Fund's policies as described in the prospectus and approved by the Board of Directors.

MARKET TIMING CONSEQUENCES. The Fund may suspend or may permanently terminate the exchange privilege, or limit the amount, number, frequency, or methods of requesting exchange transactions, if you exceed or seek to exceed the Fund's exchange limit guidelines (defined under the "Exchange Privilege" section). The Fund may also bar your future purchases into the Fund and any of the other Franklin Templeton funds. Moreover, the Fund in its sole discretion, may determine that your trading activity is market timing trading, regardless of whether or not you exceed such guidelines, and limit your exchange privilege as described in the "Exchange Privilege" and in the "Market Timing Trading Policy" sections. In addition, the Fund may restrict, reject or cancel any purchase of Fund shares, including the purchase side of an exchange, without notice, for no reason or any reason.

For example, the Fund may refuse a purchase, including an exchange purchase, by any person or group if, in the manager's judgment, (1) the Fund may be unable to invest the money effectively in accordance with its investment goals and policies, or (2) it is from a market timer or an investor that, in the opinion of the manager, may be disruptive to the Fund, or (3) the manager believes such purchase may represent market timing activity involving the Fund alone or involving the Fund together with one or more other mutual funds, or (4) the Fund would otherwise potentially be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by the Fund. For these purposes, the Fund may consider, among other factors, the period of time between your last purchase (including exchange purchase) of the Fund's shares and the date of the current redemption (including exchange redemption) and your trading history in the Fund, in other Franklin Templeton funds, in other non-Franklin Templeton mutual funds or in accounts under common control or ownership.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, market timing may disrupt portfolio management strategies, increase brokerage, administrative and other expenses, and impact fund performance. The Franklin Templeton funds are currently using several methods to detect and deter market timing. These methods include:

o  Use of exchange limit guidelines;
o Broad authority to take discretionary action against market timers and against particular trades;
o Selective monitoring of trade activity; and o Redemption fees on trades in certain funds.

  The Franklin Templeton funds are also continuing to refine their uses of the above methods and to explore other methods.

  Each of these methods involves judgments that are inherently subjective, although the Franklin Templeton funds and their Franklin Templeton service providers seek to make judgments that are consistent with shareholder interests. Moreover, each of these methods involves some selectivity in their application. Finally, while the Franklin Templeton funds seek to take actions that will detect and deter market timing, they cannot represent that it can be completely eliminated in any fund.

  For example, the Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund on behalf of their customers who are the beneficial owners. More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Fund may not be able to determine: (1) whether the purchase or sale is connected with a market timing transaction; and/or (2) the identity of the beneficial owner for whom the shares are purchased or sold. Additionally, there can be no assurance that the systems and procedures of the Fund's transfer agent will be able to monitor all trading activity.

REVOCATION OF TIMING TRADES. Transactions placed in violation of the Fund's exchange limit guidelines or market timing trading policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

MONEY FUNDS. The Fund's exchange limit guidelines of up to four (4) exchanges out of the Fund during any calendar year generally do not apply to any of the Franklin Templeton money funds. However, the Franklin Templeton money funds at all times reserve the right to restrict, reject or cancel any exchange purchase, for no reason or any reason, without notice.

INVOLUNTARY REDEMPTIONS The Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

   ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

DYNATECH AND GROWTH FUNDS CLASS A CLASS B CLASS C CLASS R
-----------------------------------------------------------------------
COMMISSION (%)               ---           4.00      1.00/3    1.00/5
Investment under $50,000     5.00          ---       ---       ---
$50,000 but under $100,000   3.75          ---       ---       ---
$100,000 but under $250,000  2.80          ---       ---       ---
$250,000 but under $500,000  2.00          ---       ---       ---
$500,000 but under $1        1.60          ---       ---       ---
million
$1 million or more           up to 1.00/1  ---       ---       ---
12B-1 FEE TO DEALER          0.25/1        0.25/2    1.00/4    0.35/5

UTILITIES AND U.S.
GOVERNMENT
SECURITIES FUNDS             CLASS A     CLASS B   CLASS C   CLASS R
-----------------------------------------------------------------------
COMMISSION (%)               ---           3.00      1.00/3    1.00/5
Investment under $100,000    4.00          ---       ---       ---
$100,000 but under $250,000  2.80          ---       ---       ---
$250,000 but under $500,000  2.00          ---       ---       ---
$500,000 but under $1        1.60          ---       ---       ---
million
$1 million or more           up to 0.75/1 ---       ---        ---
12B-1 FEE TO DEALER          0.15/1        0.15/2    0.65/4    0.35/5


INCOME FUND                 CLASS A  CLASS B   CLASS B1 CLASS C     CLASS R
---------------------------------------------------------------------------
COMMISSION (%)              ---            4.00      3.00      1.00/3   1.00/5
Investment under $100,000   4.00           ---        ---       ---      ---
$100,000 but under $250,000 2.80           ---        ---       ---      ---
$250,000 but under $500,000 2.00           ---        ---       ---      ---
$500,000 but under $1       1.60           ---        ---       ---      ---
million
$1 million or more          up to
                            0.75/1         ---        ---       ---      ---
12B-1 FEE TO DEALER         0.15/1         0.25/2    0.15/2    0.65/4   0.35/5


A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.


MARKET TIMING. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission.


1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Dealers may be eligible to receive up to 0.25% for the DynaTech, Growth and Income Class B Funds and 0.15% for Income Class B1, Utilities and U.S. Government Securities Funds from the date of purchase. After eight years, Class B and Class B1 shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

3. Commission includes advance of the first year's 12b-1 service fee of 0.25% for DynaTech and Growth Funds and 0.15% for Income, Utilities and U.S. Government Securities Funds. For purchases at NAV, Distributors may pay a prepaid commission.

4. Dealers may be eligible to receive up to 0.25% for DynaTech and Growth Funds and 0.15% for Income, Utilities and U.S. Government Securities Funds at the time of purchase and may be eligible to receive 1.00% for DynaTech and Growth Funds and 0.65% for Income, Utilities and U.S. Government Securities Funds starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

5. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.


QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.



                                      HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE       MONDAY THROUGH FRIDAY)
                      NUMBER
--------------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Fund Information      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
Automated Telephone   1-800/632-2301    (around-the-clock access)
System                1-800/524-4040
                      1-800/527-2020


                                       89


FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM


(GAIN FROM OUR PERSPECTIVE(R)>



Investment Company Act file #811-537                               FCF P 02/04






FEBRUARY 1, 2004

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS ADVISOR CLASS



Franklin Growth Fund
Franklin Income Fund
Franklin Utilities Fund
Franklin U.S. Government Securities Fund


FRANKLIN CUSTODIAN FUNDS, INC.










[Insert FRANKLIN(R)TEMPLETON(R)INVESTMENTS logo]




CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU
SHOULD KNOW BEFORE INVESTING
[End callout]


2  Franklin Growth Fund

13 Franklin Income Fund

25 Franklin Utilities Fund

36 Franklin U.S. Government Securities Fund

45 Distributions and Taxes


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

47 Qualified Investors

50 Buying Shares

52 Investor Services

58 Selling Shares

61 Account Policies

67 Questions


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

FRANKLIN GROWTH FUND

GOAL AND STRATEGIES

GOAL The Fund's investment goal is capital appreciation.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests mainly in the equity securities of companies that are leaders in their industries. In selecting securities, the manager considers many factors, including historical and potential growth in revenues and earnings, assessment of strength and quality of management, and determination of a company's strategic positioning in its industry.

[Begin callout]
The Fund normally invests mainly in the common stocks of companies that are leaders in their industries.
[End callout]

The Fund may invest in companies in new and emerging industries where growth is expected to be above average and may invest up to 40% of its assets in smaller companies. Smaller company stocks are generally those with market capitalizations of less than $1.5 billion. The Fund may invest up to 40% of its assets in foreign securities and up to 10% of its assets in non-U.S. dollar denominated securities.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.


The Fund's manager is a research driven, fundamental investor, generally pursuing a "buy-and-hold" growth strategy. The Fund has historically had low portfolio turnover, and its portfolio turnover is expected to be significantly lower than that of comparable actively managed equity funds. Because the Fund uses a "buy-and-hold" investment strategy the Fund's portfolio securities may have a higher level of unrealized capital appreciation than if the Fund did not use these strategies. During periods of net redemptions of Fund shares or when market conditions warrant, the manager may sell these securities, generating a higher level of taxable gain for shareholders than would occur if the Fund had not used these strategies. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

Although the manager will search for investments across a large number of sectors, it expects to have significant positions in particular sectors. These sectors may include, for example, technology (including computers and telecommunications) and health care (including biotechnology). Due to market appreciation, the Fund's investment in an industry sector or the securities of a single company may come to represent a significant portion of the Fund's portfolio. Nevertheless, the manager will maintain such a position so long as it believes that the company or industry continues to meet its investment guidelines.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

MAIN RISKS

STOCKS Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

SMALLER AND MIDSIZE COMPANIES While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

TECHNOLOGY AND TELECOMMUNICATIONS COMPANIES The technology and telecommunications sector has historically been volatile due to the rapid pace of product change and development within the sector. For example, their products may not prove commercially successful or may become obsolete quickly. The activities of these companies may also be adversely affected by changes in government regulations. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

HEALTH CARE COMPANIES The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.


More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]


2.92%  38.40% 16.68% 19.82% 18.82% 12.45% 7.77%  -9.23% -24.17%  28.37%
94      95      96     97     98     99    00   01     02        03
                                 YEAR


Best Quarter:                             Q2 '03     17.74%
Worst Quarter:                            Q3 '02    -18.69%


AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2003

                                         1 YEAR  5 YEARS  10 YEARS
-------------------------------------------------------------------
Franklin Growth Fund - Advisor Class/1
Return Before Taxes                       28.37%   1.38%    9.74%
Return After Taxes on Distributions       28.30%   0.80%    9.07%
Return After Taxes on Distributions and
Sale of Fund Shares                       18.52%   0.92%    8.30%
S&P 500(R)Index/2                         28.67%  -0.57%   11.06%

(index reflects no deduction for fees,
expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


1. Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.
2. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                ADVISOR CLASS
--------------------------------------------------------------
Maximum sales charge (load) imposed on                 None
purchases

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                ADVISOR CLASS
--------------------------------------------------------------
Management fees                                         0.46%
Distribution and service (12b-1) fees                    None
Other expenses                                          0.35%
                                                --------------
Total annual Fund operating expenses                    0.81%
                                                --------------


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $83      $259      $450    $1,002

MANAGEMENT

Franklin Investment Advisory Services, Inc. (Investment Advisory), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Investment Advisory and its affiliates manage over $322 billion in assets.


The Fund's co-lead portfolio managers are.

VIVIAN J. PALMIERI, VICE PRESIDENT OF INVESTMENT ADVISORY Mr. Palmieri has been a manager of the Fund since 1965. He joined Franklin Templeton Investments in 1965.

CONRAD B. HERRMANN CFA, portfolio manager of investment advisory Mr. Herrmann has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1989.


The Fund pays Investment Advisory a fee for managing the Fund's assets. For the fiscal year ended September 30, 2003, the Fund paid 0.46% of its average monthly net assets to the manager for its services.


FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS                       YEAR ENDED SEPTEMBER 30,
---------------------------------------------------------------------
                               2003     2002    2001    2000    1999
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             22.06    27.86   36.99   33.27   28.63
                            -----------------------------------------
   Net investment income/1      .14      .14     .31     .54     .46
   Net realized and
   unrealized gains            4.82    (5.65)  (7.28)   3.97    4.90
   (losses)                 -----------------------------------------
Total from investment
operations                     4.96    (5.51)  (6.97)   4.51    5.36
                            -----------------------------------------
Less distributions from:
 Net investment income        (.11)     (.24)   (.49)   (.53)   (.51)
 Net realized gains               -     (.05)  (1.67)   (.26)   (.21)
                            -----------------------------------------

Total distributions           (.11)     (.29)  (2.16)   (.79)   (.72)
                            -----------------------------------------

Net asset value, end of       26.91    22.06   27.86   36.99   33.27
year                        -----------------------------------------
Total return/2 (%)            22.58   (20.14) (19.94)  13.84   18.89

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                     41,216   27,431  32,498  39,442  35,461
Ratios to average net
assets: (%)
   Expenses                     .81      .71     .66     .68     .65
   Net investment income        .56      .49     .94    1.51    1.41
Portfolio turnover rate (%)    5.12     2.16     .29    8.12    3.74

1. Based on average shares outstanding.
2. Total return not annualized for periods less than one year.


FRANKLIN INCOME FUND

GOAL AND STRATEGIES

GOAL The Fund's investment goal is to maximize income while maintaining prospects for capital appreciation.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.


Debt securities represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.


[Begin callout]
The Fund normally invests in a diversified portfolio of bonds and stocks in the U.S. and abroad.
[End callout]

The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.


The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Fund will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P(R)) and Moody's Investors Service (Moody's) are considered investment grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." The Fund generally invests in securities rated at least Caa by Moody's or CCC by S&P or unrated securities the Fund's manager determines are comparable. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

As of September 30, 2003, approximately 36.2% of the Fund's net assets were invested in lower-rated and comparable quality unrated debt securities.


The Fund may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or a domestic company.

The Fund's manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

o  the experience and managerial strength of the company;

o  responsiveness to changes in interest rates and business conditions;

o  debt maturity schedules and borrowing requirements;

o the company's changing financial condition and market recognition of the change; and

o a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.


MAIN RISKS

STOCKS Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Utility company securities are particularly sensitive to interest rate movements: when interest rates rise, the stock prices of these companies tend to fall.

[Begin callout]
If a security's credit rating is downgraded or a company's financial condition deteriorates, the price of the security will fall and so too will the Fund's share price. If interest rates rise, the price of the Fund's debt securities will also fall. Because the value of the Fund's holdings fluctuates in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

CREDIT An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.


LOWER-RATED SECURITIES. Junk bonds generally have more credit risk than higher-rated securities.


Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.


The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.


High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.


INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to its shareholders may decline when interest rates fall.


CONVERTIBLE SECURITIES The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.


CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.


POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

VALUE INVESTING A value stock or debt security may not increase in price as anticipated by the manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).



PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]


-6.38% 21.29% 10.45% 18.04% 1.12%  -0.58% 20.29%  0.81%  -0.92%  31.32%
94       95     96     97     98     99     00    01       02      03
                                      YEAR


Best Quarter:                             Q2 '03     14.35%
Worst Quarter:                            Q2 '02     -5.97%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003

                                     1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------
Franklin Income Fund - Advisor
Class/1
Return Before Taxes                  31.32%     9.42%   8.91%
Return After Taxes on Distributions  28.25%     6.05%   5.45%
Return After Taxes on
Distributions and Sale of Fund       20.56%     5.91%   5.40%
Shares
S&P 500(R)Index/2                    28.67%    -0.57%  11.06%
Lehman Bros. Gov't/Credit Index/3     4.10%     6.62%   6.95%
(indices reflect no deduction for
fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


1. Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.


2. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

3. Source: Standard & Poor's Micropal. Lehman Brothers Government/Credit Index is an unmanaged index of fixed-rate U.S. government and foreign and domestic corporate bonds that are rated investment grade or higher and have maturities of one year or more and at least $50 million outstanding. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  ADVISOR CLASS
-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases      None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                  ADVISOR CLASS
-----------------------------------------------------------------
Management fees                                       0.46%
Distribution and service (12b-1) fees                 None
Other expenses                                        0.12%
                                                 ----------------
Total annual Fund operating expenses                  0.58%
                                                  ================


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $59      $186      $324     $726


MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $322 billion in assets.


The team responsible for the Fund's management is:

CHARLES B. JOHNSON, CHAIRMAN OF THE BOARD OF ADVISERS Mr. Johnson has been a manager of the Fund since 1957. He joined Franklin Templeton Investments in 1957.


EDWARD D. PERKS CFA, VICE PRESIDENT OF ADVISERS
Mr. Perks has been a manager of the Fund since 2002. He joined Franklin Templeton Investments in 1992.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended September 30, 2003, the Fund paid 0.46% of its average monthly net assets to the manager for managing the Fund's assets.


FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS                   YEAR ENDED SEPTEMBER 30,
---------------------------------------------------------------------
                               2003     2002    2001    2000    1999
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year             1.89     2.16    2.34    2.23    2.34
                            -----------------------------------------
   Net investment income/1     .14      .14     .18     .18     .17
   Net realized and
   unrealized gains            .38     (.22)   (.15)    .12    (.09)
   (losses)                 ------------------------------------------
Total from investment
operations                     .52     (.08)    .03     .30     .08
                            ------------------------------------------
Less distributions from:
 Net investment income        (.16)    (.17)   (.18)   (.18)   (.18)
 Net realized gains           (.01)    (.02)   (.03)   (.01)   (.01)
Total distributions           (.17)    (.19)   (.21)   (.19)   (.19)
                            -------------------------------------------
Net asset value, end of       2.24     1.89    2.16    2.34    2.23
year                        -------------------------------------------
Total return/2 (%)           28.47    (4.50)   1.21   14.90    3.71

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                     95,009   30,737  22,737  21,220  23,891
Ratios to average net
assets: (%)
   Expenses                    .58      .57     .58     .61     .58
   Net investment income      6.78     6.85    7.69    8.16    7.60
Portfolio turnover rate (%)  48.36    51.16   28.13   24.41   17.35

1. Based on average shares outstanding.
2. Total return not annualized for periods less than one year.


FRANKLIN UTILITIES FUND

GOALS AND STRATEGIES

GOALS The Fund's investment goals are capital appreciation and current income.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of public utilities companies. These are companies that provide electricity, natural gas, water, and communications services to the public and companies that provide services to public utilities companies. Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in securities of public utilities companies. The Fund concentrates (invests more than 25% of its total assets) in companies operating in the utilities industry. The manager expects that more than 50% of the Fund's assets will be invested in electric utilities securities.

[Begin callout]
The Fund normally invests most of its assets in securities of public utilities companies.
[End callout]


The Fund invests primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund may invest up to 25% of its assets in debt securities. Debt securities represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures. The Fund generally buys "investment grade" debt securities. However, the Fund may invest a portion of its assets in debt securities that are rated below investment grade, sometimes called "junk bonds." Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P(R)) and Moody's Investors Service (Moody's) are considered investment grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.


MAIN RISKS

UTILITIES INDUSTRY The Fund's performance is closely tied to conditions affecting the public utilities industry. These conditions may change rapidly. Utility company securities, which are generally bought for their dividend yield, have been historically sensitive to interest rate movements: when interest rates rise, the stock prices of these companies tend to fall. However, on-going regulatory changes have led to greater competition in the industry and the emergence of the non-regulated providers as a significant part of the industry. Recent highly publicized developments arising out of the business activities of the non-regulated providers in the public utilities industry have led to increased volatility and reduced liquidity in credit markets for this industry. As a result, independent rating agencies have downgraded the debt ratings of many public utility companies. These developments have reduced stability of cash flows and have impacted the short-term earnings potential of some in this industry. These trends have also made shares of some utility companies less sensitive to interest rate changes but more sensitive to changes in revenue and earnings and caused them to reduce the ratio of their earnings they pay out as dividends.


In addition, the industry is subject to a variety of risks specific to this industry: utilities often find it difficult to obtain adequate returns on invested capital in spite of rate increases or because rate increases become increasingly difficult to obtain; they may face difficulty in financing large construction programs during inflationary and rising interest rate periods; utilities are subject to many restrictions on operations and increased costs due to environmental and safety regulations; utilities may face difficulties in obtaining fuel for electric generation at reasonable prices; utilities may face risks associated with the operation of nuclear power plants; utilities may face greater demands in providing reliable service with the increasing complexity of the power grid; utilities also may be subject to adverse effects of the results of energy conservation programs as well as other factors affecting the level of demand for services. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a utility company's access to new markets, thereby diminishing the company's long-term prospects.


[Begin callout]
Utility company securities are sensitive to interest rate movements: when interest rates rise, the stock prices of these companies tend to fall. Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


STOCKS Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.


INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The values of equity securities of utilities companies may respond in a similar fashion to changes in interest rates.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to its shareholders may decline when interest rates fall.

CREDIT An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's price and, thus, impact Fund performance.


LOWER-RATED SECURITIES. Junk bonds generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]

-11.69%  30.68%  2.03%  26.12%  7.91%  -14.76%   41.66% -7.94% -10.32%  19.39%
  94        95     96     97     98       99       00      01    02      03
                               YEAR


Best Quarter:                             Q3 '00     26.83%
Worst Quarter:                            Q3 '02    -11.87%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003

                                      1 YEAR    5 YEARS  10 YEARS
-------------------------------------------------------------------
Franklin Utilities Fund - Advisor
Class1
Return Before Taxes                   19.39%     3.55%   6.67%
Return After Taxes on Distributions   18.28%     1.41%   4.16%
Return After Taxes on Distributions
and Sale of Fund Shares               13.36%     1.81%   4.23%
S&P 500(R)Index/2                     28.67%    -0.57%  11.06%

(index reflects no deduction for
fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


1. Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

2. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  ADVISOR CLASS
-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases      None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                  ADVISOR CLASS
-----------------------------------------------------------------
Management fees                                       0.47%
Distribution and service (12b-1) fees                 None
Other expenses                                        0.22%
                                                 ----------------
Total annual Fund operating expenses                  0.69%
                                                 ----------------


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $70      $221      $384     $859

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $322 billion in assets.


The team responsible for the Fund's management is:

GREGORY E. JOHNSON, VICE PRESIDENT OF ADVISERS
Mr. Johnson has been a manager of the Fund since 1987. He joined Franklin Templeton Investments in 1986.


JOHN KOHLI CFA, VICE PRESIDENT of Advisers
Mr. Kohli has been a manager of the Fund since 1998. He joined Franklin Templeton Investments in 1992.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended September 30, 2003, the Fund paid 0.47% of its average monthly net assets to the manager for its services.


FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS                             YEAR ENDED SEPTEMBER 30,
---------------------------------------------------------------------
                               2003     2002    2001    2000    1999
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year              7.99    10.05   10.92    9.61   11.39
                            -----------------------------------------
   Net investment income/1      .42      .47     .48     .44     .51
   Net realized and
   unrealized gains             .87    (1.60)   (.87)   1.69   (1.42)
   (losses)                 -----------------------------------------
Total from investment
operations                     1.29   (1.13)    (.39)    2.13   (.91)
                            -----------------------------------------
Less distributions from:
 Net investment income        (.44)    (.46)    (.46)   (.46)   (.54)
 Net realized gains               -    (.47)    (.02)   (.36)   (.33)
                            -----------------------------------------
                            -----------------------------------------
Total distributions           (.44)    (.93)    (.48)   (.82)   (.87)
                            -----------------------------------------
Net asset value, end of        8.84     7.99   10.05   10.92    9.61
year                        -----------------------------------------
Total return/2 (%)            16.61   (12.32)  (3.89)  24.50   (8.48)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                     47,167   15,664   8,829   9,234   8,058
Ratios to average net
assets: (%)
   Expenses                     .69      .66     .65     .69     .66
   Net investment income       5.14     5.07    4.39    4.87    4.82
Portfolio turnover rate (%)   25.81    30.60   34.03   19.86   33.99

1. Based on average shares outstanding.
2. Total return not annualized for periods less than one year.


FRANKLIN U.S. GOVERNMENT SECURITIES FUND

GOAL AND STRATEGIES

GOAL The Fund's investment goal is income.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities. Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Ginnie Maes represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. The mortgage loans may have either fixed or adjustable interest rates. The Government National Mortgage Association packages or "pools" individual loans together for sale to investors such as the Fund. As the underlying mortgage loans are paid off, investors receive principal and interest payments.


[Begin callout]
The Fund invests substantially all of its assets in Ginnie Maes.
[End callout]

Ginnie Maes carry a guarantee as to the timely repayment of principal and interest that is backed by the full faith and credit of the U.S. government. The guarantee does not apply to the market prices and yields of the Ginnie Maes or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

The Fund may also invest in other U.S. government securities, which are backed by the full faith and credit of the U.S. government, such as U.S. Treasury STRIPS, bills, bonds and notes. The Fund's short-term investments include short-term government securities and cash. The Fund may also invest in repurchase agreements collateralized by U.S. government securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.


MAIN RISKS

GINNIE MAES Ginnie Maes differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates. The Fund may be forced to reinvest returned principal at lower interest rates, reducing the Fund's income. For this reason, Ginnie Maes may be less effective than some other types of securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than some other investments with similar maturities. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of Ginnie Maes, making them more susceptible than some other debt securities to a decline in market value when interest rates rise. This could increase the volatility of the Fund's performance and share price.

[Begin callout]
Changes in interest rates affect the prices of the Fund's debt securities. If rates rise, the value of the Fund's debt securities will fall and so too will the Fund's share price. If rates fall, mortgage holders may refinance their mortgage loans at lower interest rates, which may reduce the Fund's income and yield. This means you could lose money over short or even extended periods. [End callout]

INTEREST RATE When interest rates rise, debt security prices fall. While the opposite is also true, that debt security prices rise when interest rates fall, this may be less true for Ginnie Maes since homeowners may refinance their mortgages when interest rates fall, thus limiting the potential of the Ginnie Maes to appreciate in value. In general, securities with longer maturities are more sensitive to these interest rate changes.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1

[Insert bar graph]

-2.69% 16.73% 4.60%  10.03% 6.70%  0.79%  10.84%   7.78%  8.70%  1.90%
  94     95     96    97      98     99     00      01     02     03
                                      YEAR


Best Quarter:                             Q2 '95     5.37%
Worst Quarter:                            Q1 '94    -2.84%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003


                                        1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------
Franklin U.S. Government Securities
Fund - Advisor Class/1
Return Before Taxes                      1.90%    5.93%     6.40%
Return After Taxes on Distributions     -0.04%    3.42%     3.67%
Return After Taxes on Distributions
and Sale of Fund Shares                  1.22%    3.48%     3.72%
Lehman Brothers Intermediate U.S.
Government Bond Index/2                  2.29%    6.18%     6.32%
(index reflects no deduction for
fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


1. Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

2. Source: Standard & Poor's Micropal. Lehman Brothers Intermediate Government Bond Index is an unmanaged index of fixed-rate bonds issued by the U.S. government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                ADVISOR CLASS
----------------------------------------------------------------
Maximum sales charge (load) imposed on              None
purchases

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                ADVISOR CLASS
----------------------------------------------------------------
Management fees                                     0.45%
Distribution and service (12b-1) fees               None
Other expenses                                      0.13%
                                              ------------------
Total annual Fund operating expenses                0.58%
                                              ------------------


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $59      $186      $324     $726

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $322 billion in assets.


The team responsible for the Fund's management is:

JACK LEMEIN, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Lemein has been a manager of the Fund since 1984 and has more than 30 years' experience in the securities industry.

T. ANTHONY COFFEY CFA, VICE PRESIDENT OF ADVISERS
Mr. Coffey has been a manager of the Fund since 1991. He joined Franklin Templeton Investments in 1989.

ROGER BAYSTON CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Bayston has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1991.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended September 30, 2003, the Fund paid 0.45% of its average monthly net assets to the manager for its services.


FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS                     YEAR ENDED SEPTEMBER 30,
---------------------------------------------------------------------
                               2003     2002    2001    2000    1999
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year              7.01     6.94    6.64    6.63    7.00
                            -----------------------------------------
  Net investment income/1       .29      .38     .43/2   .44     .45
   Net realized and
   unrealized                  (.10)     .11     .32/2   -      (.37)
   gains(losses)            -----------------------------------------
Total from investment
operations                      .19      .49     .75     .44     .08
                            -----------------------------------------
Less distributions from
net investment income          (.37)    (.42)   (.45)   (.43)   (.45)
                            -----------------------------------------
Net asset value, end of        6.83     7.01    6.94    6.64    6.63
year                         -----------------------------------------
Total return/3 (%)             2.79     7.33   11.63    7.02    1.16

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                    308,411  198,437  19,960  46,775  15,544
Ratios to average net
assets: (%)
   Expenses                     .58      .57     .57     .60     .57
   Net investment income       4.23     5.60    6.30/2  6.73    6.53
Portfolio turnover rate (%)   66.96    44.62   19.18    3.98   15.04

1. Based on average shares outstanding.

2. The November 2000 revised AICPA Audit and Accounting Guide of Investment Companies was implemented on October 1, 2000 resulting in an increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the year ended September 30, 2001.

Net investment income per share .................................... $(.008)
Net realized and unrealized gains per share ........................   .008
Ratio of net investment income to average net assets ...............  (.11)%

3. Total return not annualized for periods less than one year.


DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS


Each Fund intends to declare and pay an income dividend from its respective net investment income, as follows:

o     The Income and U.S. Government Securities Funds: monthly

o     The Utilities Fund: quarterly, and
o     The Growth Fund: at least annually.

Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.


ANNUAL STATEMENTS Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes an income dividend or capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS


In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

DIVIDEND INCOME. Under the 2003 Tax Act, a portion of the income dividends paid to you by a Fund may be qualified dividends subject to a maximum tax rate of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 120-day period (121-day period under technical correction legislation recently introduced in Congress) beginning 60 days before the ex-dividend date of any dividend.

DISTRIBUTIONS OF CAPITAL GAINS. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

SALES OF FUND SHARES When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

BACKUP WITHHOLDING If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares.


OTHER TAX INFORMATION Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

YOUR ACCOUNT

QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Funds.


o Registered investment advisors on behalf of their clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996. Minimum investments: $1,000 initial and $50 additional.

o Registered investment advisors who buy on behalf of their clients through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.


o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o Accounts managed by Franklin Templeton Investments. Minimum investments: No initial minimum and $50 additional.

o The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimums.


   Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, (ii) with retirement plan assets of $100 million or more, or (iii) with retirement plan assets of $20 million or more and who has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services. Minimum investments: No initial or additional minimums.


o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.


o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. Minimum investments: No initial or additional minimums.


o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.

Please note that Advisor Class shares of the Funds generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the Funds' Advisor Class shares.

BUYING SHARES


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 52). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
---------------------------------------------------------------------
                    OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
---------------------------------------------------------------------


THROUGH YOUR        CONTACT YOUR           CONTACT YOUR INVESTMENT
INVESTMENT          INVESTMENT             REPRESENTATIVE
REPRESENTATIVE      REPRESENTATIVE
---------------------------------------------------------------------
                    If you have another    Before requesting a
                    Franklin Templeton     telephone or online
                    fund account with      purchase into an
BY PHONE/ONLINE     your bank account      existing account, please
                    information on file,   make sure we have your
(Up to $100,000     you may open a new     bank account information
per shareholder     account by phone. At   on file. If we do not
per day)            this time, a new       have this information,
                    account may not be     you will need to send
1-800/632-2301      opened online.         written instructions
                                           with your bank's name
franklintempleton.  To make a same day     and address, a voided
com                 investment, your       check or savings account
                    phone order must be    deposit slip, and a
NOTE: CERTAIN       received and accepted  signature guarantee if
ACCOUNT TYPES ARE   by us by 1:00 p.m.     the bank and Fund
NOT AVAILABLE FOR   Pacific time or the    accounts do not have at
ONLINE ACCOUNT      close of the New York  least one common owner.
ACCESS              Stock Exchange,
                    whichever              is earlier. If you have online
                                           access, you will be able to add or
                                           change bank account information that
                                           we can use to process additional
                                           purchases into your Franklin
                                           Templeton account.

                                           To make a same day investment, your
                                           phone or online order must be
                                           received and accepted by us by 1:00
                                           p.m. Pacific time or the close of the
                                           New York Stock Exchange, whichever is
                                           earlier.
---------------------------------------------------------------------
                    Make your check        Make your check payable
                    payable to the Fund.   to the Fund. Include
                                           your account number on
BY MAIL             Mail the check and     the check.
                    your signed
                    application to         Fill out the deposit
                    Investor Services.     slip from your account
                                           statement. If you do not have a slip,
                                           include a note with your name, the
                                           Fund name, and your account number.

                                           Mail the check and deposit slip or
                                           note to Investor Services.
---------------------------------------------------------------------

                    Call to receive a      Call to receive a wire
                    wire control number    control number and wire
                    and wire               instructions.
                    instructions.
BY WIRE                                    To make a same day wire
                    Wire the funds and     investment, the wired
1-800/632-2301      mail your signed       funds must be received
(or 1-650/312-2000  application to         and accepted by us by
collect)            Investor Services.     1:00 p.m. Pacific time
                    Please include the     or the close of the New
                    wire control number    York Stock Exchange,
                    or your new account    whichever is earlier.
                    number on the
                    application.

                    To make a same day
                    wire investment, the
                    wired funds must be
                    received and accepted
                    by us by 1:00 p.m. Pacific
                    time or the close of the
                    New York Stock Exchange,
                    whichever is earlier.
---------------------------------------------------------------------
                    Call Shareholder       Call Shareholder
                    Services at            Services at
                    1-800/632-2301, or     1-800/632-2301, or send
BY EXCHANGE         send signed written    signed written
                    instructions.   You    instructions. You also
franklintempleton.  also may place an      may place an online
com                 online exchange        exchange order.
                    order. The automated
                    telephone system
                    cannot be used to      (Please see page 54 for
                    open a new account.    information on
                                           exchanges.)
                    (Please see page 54
                    for information on
                    exchanges.)

---------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


AUTOMATED TELEPHONE SYSTEM Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services      1-800/632-2301
Advisor Services          1-800/524-4040
Retirement Services       1-800/527-2020


DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.


TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; add or change your bank account information (online only); and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund, you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.


The following policies apply from February 1, 2004 through February 29, 2004:

Because excessive trading can hurt fund performance, operations and shareholders, each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 63).

Effective March 1, 2004, the following policies apply:

EXCHANGE LIMIT GUIDELINES. This exchange privilege is not intended to facilitate short-term or other excessive trading. In furtherance of this policy, generally, you may make up to four (4) exchanges out of the Fund during any calendar year. Accounts under common ownership or control may be counted together for purposes of the exchange limit guidelines. Regularly scheduled redemptions and purchases resulting from automatic redemption and/or automatic investment plans or similar arrangements will not be counted for purposes of the exchange limit guidelines. THE FUND, IN ITS SOLE DISCRETION, MAY DETERMINE THAT YOUR TRADING ACTIVITY IS MARKET TIMING TRADING, REGARDLESS OF WHETHER OR NOT YOU EXCEED SUCH GUIDELINES, AND THEREFORE LIMIT YOUR EXCHANGE PRIVILEGE AS DESCRIBED IN THE "EXCHANGE PRIVILEGE" AND IN THE "MARKET TIMING TRADING POLICY" SECTIONS.

EXCHANGE TRANSACTIONS. The Fund at all times reserves the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Fund may refuse exchange purchases by any person or group if, in the manager's judgment, (1) the Fund may be unable to invest the money effectively in accordance with its investment goals and policies, or (2) it is from a market timer or an investor that, in the opinion of the manager, may be disruptive to the Fund, or (3) the Fund would otherwise potentially be adversely affected. For these purposes, the Fund may consider, among other factors, an investor's trading history in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving shares of the Fund, the rejected exchange request may also involve another fund. Of course, you may generally redeem shares of the Fund at any time.

INVESTOR EXCHANGE PRIVILEGE CHANGES. The Fund may suspend or may permanently terminate the exchange privilege, or may limit the amount, number or frequency of your exchanges, or may limit the methods you may use to request exchanges if you exceed or seek to exceed the Fund's exchange limit guidelines.

INTERMEDIARY PURCHASES. Different restrictions may apply if you invest through an intermediary. While the Fund will work with financial intermediaries, such as broker-dealers, banks, investment advisers, record-keepers, or other third parties, to apply the Fund's exchange limit guidelines, currently the Fund is limited in its ability to monitor the trading activity or enforce the Fund's exchange limit guidelines in such accounts. For more information, see the "Market Timing Trading Policy" section.

RETIREMENT PLANS. A different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

FUND EXCHANGE PRIVILEGE CHANGES. The Fund may terminate or modify (temporarily or permanently) the exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds, the stricter policy will apply to the exchange transaction. Other Franklin Templeton funds may have different exchange restrictions, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.


*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.


SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account


We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.


SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
----------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------

THROUGH YOUR
INVESTMENT          CONTACT YOUR INVESTMENT
REPRESENTATIVE      REPRESENTATIVE
----------------------------------------------------------
                    Send written instructions and
                    endorsed share certificates (if you
                    hold share certificates) to Investor
BY MAIL             Services.  Corporate, partnership or
                    trust accounts may need to send
                    additional documents.

                    Specify the Fund, the account number
                    and the dollar value or number of
                    shares you wish to sell. Be sure to
                    include all necessary signatures and
                    any additional documents, as well as
                    signature guarantees if required.

                    A check will be mailed to the name(s) and
                    address on the account, or otherwise
                    according to your written instructions.
----------------------------------------------------------
                    As long as your transaction is for
                    $100,000 or less, you do not hold
BY PHONE/ONLINE     share certificates and you have not
                    changed your address by phone or
1-800/632-2301      online within the last 15 days, you
                    can sell your shares by phone or
franklintempleton.  online.
com
                    A check will be mailed to the name(s) and
                    address on the account. Written instructions,
                    with a signature guarantee, are required to
                    send the check to another address or to make
                    it payable to another person.
----------------------------------------------------------

                    You can call, write, or visit us
                    online to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail, phone, or online.

BY ELECTRONIC FUNDS
TRANSFER (ACH)      Before requesting to have redemption
                    proceeds sent to a bank account,
                    please make sure we have your bank
                    account information on file. If we
                    do not have this information, you
                    will need to provide the banking
                    instructions online or send written
                    instructions with your bank's name,
                    a voided check or savings account
                    deposit slip, and a signature
                    guarantee if the bank and Fund
                    accounts do not have at least one
                    common owner.

                    If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.
----------------------------------------------------------

                    Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.
BY EXCHANGE

                    Call Shareholder Services at the
                    number below or send signed written
                    instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.


                    If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
----------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM


ACCOUNT POLICIES

CALCULATING SHARE PRICE Each Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The Funds' assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive a Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 53).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.


JOINT ACCOUNTS Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give a Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:


o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.


If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to a Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to a Fund in a written instruction signed by all registered owners.

The following policies apply from February 1, 2004 through February 29, 2004:


MARKET TIMERS The Funds may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by a Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk.


Effective March 1, 2004, the following policies apply:

MARKET TIMING TRADING POLICY

MARKET TIMING RESTRICTIONS. Short-term or excessive trading, often referred to as "market timing," is discouraged. The Fund will take steps to seek to detect and deter market timing pursuant to the Fund's policies as described in the prospectus and approved by the Board of Directors.

MARKET TIMING CONSEQUENCES. The Fund may suspend or may permanently terminate the exchange privilege, or limit the amount, number, frequency, or methods of requesting exchange transactions, if you exceed or seek to exceed the Fund's exchange limit guidelines (defined under the "Exchange Privilege" section). The Fund may also bar your future purchases into the Fund and any of the other Franklin Templeton funds. Moreover, the Fund in its sole discretion, may determine that your trading activity is market timing trading, regardless of whether or not you exceed such guidelines, and limit your exchange privilege as described in the "Exchange Privilege" and in the "Market Timing Trading Policy" sections. In addition, the Fund may restrict, reject or cancel any purchase of Fund shares, including the purchase side of an exchange, without notice, for no reason or any reason.

For example, the Fund may refuse a purchase, including an exchange purchase, by any person or group if, in the manager's judgment, (1) the Fund may be unable to invest the money effectively in accordance with its investment goals and policies, or (2) it is from a market timer or an investor that, in the opinion of the manager, may be disruptive to the Fund, or (3) the manager believes such purchase may represent market timing activity involving the Fund alone or involving the Fund together with one or more other mutual funds, or (4) the Fund would otherwise potentially be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by the Fund. For these purposes, the Fund may consider, among other factors, the period of time between your last purchase (including exchange purchase) of the Fund's shares and the date of the current redemption (including exchange redemption) and your trading history in the Fund, in other Franklin Templeton funds, in other non-Franklin Templeton mutual funds or in accounts under common control or ownership.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, market timing may disrupt portfolio management strategies, increase brokerage, administrative and other expenses, and impact fund performance. The Franklin Templeton funds are currently using several methods to detect and deter market timing. These methods include:

o  Use of exchange limit guidelines;
o Broad authority to take discretionary action against market timers and against particular trades;
o Selective monitoring of trade activity; and o Redemption fees on trades in certain funds.

  The Franklin Templeton funds are also continuing to refine their uses of the above methods and to explore other methods.

  Each of these methods involves judgments that are inherently subjective, although the Franklin Templeton funds and their Franklin Templeton service providers seek to make judgments that are consistent with shareholder interests. Moreover, each of these methods involves some selectivity in their application. Finally, while the Franklin Templeton funds seek to take actions that will detect and deter market timing, they cannot represent that it can be completely eliminated in any fund.

  For example, the Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund on behalf of their customers who are the beneficial owners. More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Fund may not be able to determine: (1) whether the purchase or sale is connected with a market timing transaction; and/or (2) the identity of the beneficial owner for whom the shares are purchased or sold. Additionally, there can be no assurance that the systems and procedures of the Fund's transfer agent will be able to monitor all trading activity.

REVOCATION OF TIMING TRADES. Transactions placed in violation of the Fund's exchange limit guidelines or market timing trading policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

MONEY FUNDS. The Fund's exchange limit guidelines of up to four (4) exchanges out of the Fund during any calendar year generally do not apply to any of the Franklin Templeton money funds. However, the Franklin Templeton money funds at all times reserve the right to restrict, reject or cancel any exchange purchase, for no reason or any reason, without notice.

INVOLUNTARY REDEMPTIONS The Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.

   ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                        Hours (Pacific time, Monday
Department Name       Telephone Number  through Friday)
----------------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Fund Information      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
Automated Telephone   1-800/632-2301    (around-the-clock access)
System                1-800/524-4040
                      1-800/527-2020


FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM

(GAIN FROM OUR PERSPECTIVE(R)>

Investment Company Act file #811-537                               FCF PA 02/04










FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN DYNATECH FUND
FRANKLIN GROWTH FUND
FRANKLIN INCOME FUND
FRANKLIN UTILITIES FUND
FRANKLIN U.S. GOVERNMENT SECURITIES FUND

CLASS A, B, B1, C & R

STATEMENT OF ADDITIONAL INFORMATION


FEBRUARY 1, 2004


[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated February 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in Franklin Custodian Funds, Inc.'s (Custodian Funds) Annual Report to Shareholders, for the fiscal year ended September 30, 2003, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks . . . . . . . .     . . 2
Officers and Directors  . . . . . . . . . . . . .  14
Proxy Voting Policies and Procedures. . . . . . .  18
Management and Other Services . . . . . . . . . .  20
Portfolio Transactions  . . . . . . . . . . . ..   23
Distributions and Taxes . . . . . . . . . . . ..   25
Organization, Voting Rights
 and Principal Holders . . . . . . . . . . . . .   28
Buying and Selling Shares  . . . . . . . . . . .   29
Pricing Shares . . . . . . . . . . . . . . . . .   36
The Underwriter  . . . . . . . . . . . . . . . .   37
Performance  . . . . . . . . . . . . . . . . . .   40
Miscellaneous Information  . . . . . . . . . . .   46
Description of Ratings . . . . . . . . . . . . .   47



-------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------
o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S.
   GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
   BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------
Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Funds make an investment. In most cases, the Funds are not required to sell a security because circumstances change and the security no longer meets one or more of the Funds' policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of directors without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Custodian Funds may not:

1. Borrow money or mortgage or pledge any of the assets of the Fund, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of total asset value.

2. Buy any securities on "margin" or sell any securities "short."

3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes, to-be-announced securities or other debt securities and except that securities of any Fund, other than the U.S. Government Securities Fund, may be loaned to broker-dealers or other institutional investors as discussed under "Loans of portfolio securities." For additional information relating to this policy see discussions under "Loan participations" and "Illiquid securities."

4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Invest more than 5% of the value of the gross assets of a Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its instrumentalities. (Growth, DynaTech, Income and Utilities Funds also have policies that concentration of investments in a single industry may not exceed 25% of their assets, except that Utilities Fund will concentrate its investments in the utilities industry.)

6. Purchase the securities of any issuer which would result in any Fund owning more than 10% of the outstanding voting securities of an issuer.

7. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, directors or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor.

9. Acquire, lease or hold real estate except such as may be necessary or advisable for the maintenance of its offices.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At the present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the U.S. Government Securities Fund and, therefore, there are no option transactions available for that Fund.

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies; except to the extent each Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in Franklin Templeton Investments provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing each Fund's shares (as determined under Rule 12b-1, as amended, under the federal securities laws) and (iii) provided aggregate investments by a Fund in any such money market Fund do not exceed (A) the greater of (i) 5% of each Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

FRANKLIN DYNATECH FUND
(DYNATECH FUND)

The Fund's investment goal is capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund normally invests most of its assets in equity securities of companies that emphasize scientific or technological development, or that are in fast-growing industries. The Fund's investments tend to be more speculative in nature.

The Fund's assets may be invested in securities traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report, or held in cash or cash equivalents. It is thought that most of the Fund's assets will be invested in common stocks and securities convertible into common stocks. The Fund, however, may also invest in debt securities or preferred stocks that the manager believes will further the Fund's investment goal. From time to time, concentration of the Fund's investments in a few issues may develop due to market appreciation.

The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

FRANKLIN GROWTH FUND
(GROWTH FUND)

The Fund's investment goal is capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund will normally invest most of its assets in the equity securities of companies that are leaders in their industries. The Fund's manager looks for securities it believes offer favorable possibilities for capital appreciation and these securities may yield little or no current income. Current income is only a secondary consideration when selecting portfolio investments.

The Fund's assets may be invested in shares of common stock traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report. The Fund's assets may also be invested in bonds or preferred stock convertible into shares of common stock listed for trading on a national securities exchange or held in cash or cash equivalents.

The Fund may invest in smaller capitalization companies, which generally are those with a market capitalization of less than $1.5 billion at the time of the Fund's investment.

The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

FRANKLIN INCOME FUND
(INCOME FUND)

The Fund's investment goal is to maximize income while maintaining prospects for capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund will normally invest in a diversified portfolio of equity and debt securities.

The Fund's assets may be invested in securities traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report, or held in cash or cash equivalents. The Fund may also invest in preferred stocks. The Fund may invest in debt securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase. The Fund generally invests in securities rated at least Caa by Moody's Investors Service (Moody's) or CCC by Standard & Poor's Ratings Group (S&P(R)) or unrated securities the Fund's manager determines are comparable. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be as attractive to as many buyers.

If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security. The Fund may also buy debt securities of issuers that are not currently paying interest, as well as issuers who are in default, and may keep an issue that has defaulted. The Fund will buy defaulted debt securities if, in the opinion of the manager, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. In general, securities that default lose much of their value before the actual default so that the security, and thus the Fund's net asset value, would be impacted before the default. Defaulted debt securities may be illiquid and, as such, will be part of the 10% limit discussed under "Illiquid securities."

There are no restrictions as to the proportion of investments that may be made in a particular type of security and the determination is entirely within the manager's discretion. As market conditions change, it is conceivable that all of the assets of the Fund could be invested in common stocks or, conversely, in debt securities.

FRANKLIN UTILITIES FUND
(UTILITIES FUND)

The Fund's investment goals are capital appreciation and current income. These goals are fundamental, which means that they may not be changed without shareholder approval.

The Fund will normally invest substantially all of its assets in the securities of public utilities companies. As a fundamental policy, the Fund's assets may be invested in securities of an issuer engaged in the public utilities industry, or held in cash or cash equivalents. The public utilities industry includes the manufacture, production, generation, transmission and sale of gas, water and electricity and companies involved in developing new technologies related to the generation and distribution of electric power, alternative fuels for the generation of electric power and to providing services related to these activities. The industry also includes issuers engaged in the communications field, such as telephone, cellular, paging, telegraph, satellite, microwave and other companies that provide communication facilities or services for the public's benefit. The manager expects that more than 50% of the Fund's assets will be invested in electric utilities securities.


The Fund invests primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of the manager, these securities appear to offer attractive opportunities for capital appreciation. When buying fixed-income debt securities, the Fund may invest in securities regardless of their rating depending upon prevailing market and economic conditions, including securities in the lowest rating categories and unrated securities. The majority of the Fund's debt investments, however, are rated at least Baa by Moody's or BBB by S&P. These ratings represent the opinions of the rating services with respect to the securities and are not absolute standards of quality. They will be considered in connection with the investment of the Fund's assets but will not be a determining or limiting factor.


With respect to unrated securities, it is also the Fund's intent to buy securities that, in the view of the manager, would be comparable in quality to the Fund's rated securities and have been determined to be consistent with the Fund's objectives without exposing the Fund to excessive risk. The Fund will not buy issues that are in default or that the manager believes involve excessive risk.

The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND
(U.S. GOVERNMENT SECURITIES FUND)

The Fund's investment goal is income. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund invests in a portfolio limited to U.S. government securities and repurchase agreements collateralized by U.S. government securities. U.S. government securities include U.S. Treasury bonds, notes and bills, U.S. Treasury STRIPS and securities issued by U.S. government agencies. Other than investments in repurchase agreements, money market fund shares, and other temporary investments, substantially all of the Fund's investments are currently held in Government National Mortgage Association obligations (Ginnie Maes).


The Government National Mortgage Association issues mortgage-backed securities that represent interests in a pool of mortgage loans from government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. The Government National Mortgage Association guarantees the principal and interest on Ginnie Maes and this guarantee is backed by the full faith and credit of the U.S. government.


The Government National Mortgage Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Of course, this guarantee does not extend to the market value or yield of the Ginnie Maes or the net asset value or performance of the Fund, which will fluctuate daily with market conditions. The Fund's manager monitors the Fund's investments and changes are made as market conditions warrant. The Fund does not, however, engage in the trading of securities for the purpose of realizing short-term profits.

The Fund also buys adjustable rate Ginnie Maes and other types of securities that may be issued with the guarantee of the Government National Mortgage Association. Payments to holders of Ginnie Maes consist of monthly distributions of interest and principal less the Government National Mortgage Association's and issuers' fees.

Ginnie Maes differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. Ginnie Maes have historically paid higher current yields than other types of U.S. government securities with comparable maturities. These higher yields compensate investors for the higher risks involved with unscheduled prepayments of principal prior to maturity.

If held to maturity, Ginnie Maes and the other securities included in U.S. Government Securities Fund's portfolio have historically involved little risk to principal. However, due to fluctuations in market interest rates, the market value of Ginnie Maes may vary during the period of a shareholder's investment in the Fund. The price per share you receive when you sell your shares may be more or less than the price you paid for the shares. The dividends per share paid by the Fund may also vary.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The value of your shares will increase as the value of the securities owned by the Funds increases and will decrease as the value of the Funds' investments decrease. In this way, you participate in any change in the value of the securities owned by the Funds. In addition to the factors that affect the value of any particular security that the Funds own, the value of the Funds' shares may also change with movements in the stock and bond markets as a whole.

CONVERTIBLE SECURITIES Each Fund, except U.S. Government Securities Fund, may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Funds use the same criteria to rate a convertible debt security that they use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Funds' financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The Funds, other than the U.S. Government Securities Fund, may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The Funds (except U.S. Government Securities Fund) may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be also similar to those described in which a Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Funds, however, intend to acquire liquid securities, though there can be no assurances that this will be achieved.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.


HIGH YIELD SECURITIES. Income Fund may invest up to 100% of its net assets in non-investment grade securities. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

Utilities Fund may also invest a portion of its assets in non-investment grade securities.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality fixed-income securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality fixed-income securities also tend to be more sensitive to economic conditions than higher-quality fixed-income securities. Factors adversely impacting the market value of high yield securities may lower the Fund's net asset value. The Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in a Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. Under the Internal Revenue Code and U.S. Treasury regulations, the Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the Fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

A Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended, which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

A Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Funds have no arrangement with their underwriter or any other person concerning the acquisition of these securities.

The credit risk factors above also apply to lower-quality zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

Zero coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. The Funds are not limited in the amount of their assets that may be invested in these types of securities.

Certain of the high yielding, fixed-income securities in which the Funds may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.


RATINGS. Various investment services publish ratings of some of the debt securities in which the Funds may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by a Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

DEPOSITARY RECEIPTS American Depositary Receipts (ADRs) are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund will consider its investments in depositary receipts to be investments in the underlying securities.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.


FOREIGN SECURITIES U.S. Government Securities Fund may not buy securities of foreign issuers. Income Fund may invest up to 25% of its assets in foreign securities, and Growth Fund, DynaTech Fund and Utilities Fund may invest without restriction in foreign securities if the investments are consistent with their goals and comply with their concentration and diversification policies. The Funds will ordinarily buy foreign securities that are traded in the U.S. or buy American Depositary Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Funds may also buy the securities of foreign issuers directly in foreign markets. DynaTech Fund and Utilities Fund presently have no intention of investing more than 10% of their net assets in foreign securities not publicly traded in the U.S. Growth Fund presently has no intention of investing more than 40% of its net assets in foreign securities. Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and tax and other laws limiting the amount and types of foreign investments. Changes of governmental administrations or economic or monetary policies in the U.S. or abroad, changed circumstances in dealings between nations, or changes in currency convertibility or exchange rates could result in investment losses for a Fund.


Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents.

Securities that are acquired by a Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund acquires and holds the securities with the intention of reselling them in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or a foreign market, and current market quotations are readily available.

The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Many of the risks described below also apply to investments in depositary receipts.

The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.


Diplomatic and political developments could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.


There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Some of the countries in which the Funds invest are considered developing or emerging markets. Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.

Emerging markets involve additional significant risks, including:

o political and social uncertainty (for example, regional conflicts and risk of war)

o  currency exchange rate volatility

o  pervasiveness of corruption and crime

o  delays in settling portfolio transactions

o risk of loss arising out of the system of share registration and custody

o  comparatively smaller and less liquid than developed markets

o dependency upon foreign economic assistance and international trade

o less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.

All of these factors make developing market equity and fixed-income securities' prices generally more volatile than securities issued in developed countries.

CURRENCY. Some of the Funds' investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

ILLIQUID SECURITIES Each Fund, other than U.S. Government Securities Fund, may invest in illiquid securities provided that illiquid securities may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund in which they are held. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.


Subject to this limitation, Custodian Funds' board of directors has authorized each Fund, except U.S. Government Securities Fund, to invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 (restricted securities) where such investment is consistent with each Fund's investment objective and has authorized such securities to be considered liquid to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for such securities. For example, restricted securities may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. Notwithstanding the managers' determinations in this regard, the board of directors will remain responsible for such determinations and will consider appropriate action, consistent with the Fund's goals and policies, if the security should become illiquid after purchase. In determining whether a restricted security is properly considered a liquid security, the investment manager and the board of directors will take into account the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

INTEREST RATE To the extent a Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. Of course, interest rates throughout the world have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.


LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund, except U.S. Government Securities Fund, may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Funds' custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% of the current market value of the loaned securities. The Funds retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. The Funds also continue to receive any distributions paid on the loaned securities. The Funds may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Funds will loan their securities only to parties who meet creditworthiness standards approved by the Funds' board of directors, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.


LOAN PARTICIPATIONS Income Fund may invest up to 5% of its assets in loan participations and other related direct or indirect bank obligations. These instruments are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. While loan participations generally trade at par value, the Fund will also be able to acquire loan participations that have appreciated in value since issuance or that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value. The manager may acquire loan participations for the Fund when it believes that over the long term appreciation will occur. Most loan participations are illiquid and, to that extent, will be included in the 10% limitation described under "Illiquid securities."


Loan participations are interests in floating or variable rate senior loans (Loans) to U.S. corporations, partnerships and other entities (Borrowers) which operate in a variety of industries and geographical regions. An investment in these securities, however, carries substantially the same risks as those for defaulted debt securities. Interest payments on these securities may be reduced, deferred, suspended or eliminated and principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment. Loans will generally be acquired by Income Fund from a bank, finance company or other similar financial services entity (Lender).

Loans in which Income Fund will purchase participation interests may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London Inter-Bank Offered Rate, the CD rate or other base lending rates used by commercial lenders. The Loans typically have the most senior position in a Borrower's capital structure, although some Loans may hold an equal ranking with other senior securities of the Borrower. Although the Loans generally are secured by specific collateral, Income Fund may invest in Loans which are not secured by any collateral. Uncollateralized Loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized Loans. The collateral underlying a collateralized Loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Loan. Income Fund is not subject to any restrictions with respect to the maturity of the Loans in which it purchases participation interests.

The Loans generally are not rated by nationally recognized statistical rating organizations. Ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Loans. Therefore, although the manager may consider such ratings in determining whether to invest in a particular Loan, such ratings, will not be the determinative factor in the manager's analysis.

The Loans are not readily marketable and may be subject to restrictions on resale. Participation interests in the Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the Loans in which the Income Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in the manager's opinion, should enhance the relative liquidity of such interests.

When acquiring a loan participation, Income Fund will have a contractual relationship only with the Lender (typically an entity in the banking, finance or financial services industries), not with the Borrower. Income Fund has the right to receive payments of principal and interest to which it is entitled only from the Lender selling the loan participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing loan participations, Income Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Loan in which it has purchased the loan participation. As a result, Income Fund may assume the credit risk of both the Borrower and the Lender selling the loan participation. In the event of the insolvency of the Lender selling a loan participation, Income Fund may be treated as a general creditor of such Lender, and may not benefit from any set-off between such Lender and the Borrower.


MORTGAGE SECURITIES The Income Fund may invest in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (Ginnie
Mae). Some of the Income Fund's investments may include securities issued by other U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac. ALTHOUGH FANNIE MAE AND FREDDIE MAC ARE CHARTERED BY ACTS OF CONGRESS, THEIR SECURITIES ARE BACKED ONLY BY THE CREDIT OF THE RESPECTIVE INSTRUMENTALITY AND ARE NOT ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT. The U.S. Government Securities Fund may invest in mortgage-backed securities issued or guaranteed by Ginnie Mae.


Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.


Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.


The mortgage securities in which the Fund invests differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

OPTIONS Each Fund, except U.S. Government Securities Fund, may write covered call options that trade on national securities exchanges. A call option gives the purchaser of the option the right to buy the security from the writer of the option at a set price during the term of the option. A call option is "covered" if the option writer owns the underlying security which is subject to the call or a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written.

A Fund receives a premium when it writes a call option. A decline in the price of the security during the option period would offset the amount of the premium. If a call option a Fund has written is exercised, the Fund incurs a profit or loss from the sale of the underlying security. The writer of a call option may have no control over when the underlying securities must be sold since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. The risks associated with covered call writing are that in the event of a price increase on the underlying security, which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price of the option.

A Fund generally may terminate its obligation under an option by entering into a closing purchase transaction. This is accomplished by buying an option identical to the option previously written. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is no guarantee that a closing purchase will be available to be effected at the time desired by the Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

When a Fund has written an option, the Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium and will realize a loss if the price is more than the premium. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund until the time of repurchase. Thereafter, the Fund bears the risk of the security's rise or fall in market value unless it sells the security.


The managers of the Funds do not currently intend to write options which would cause the market value of any Fund's open options to exceed 5% of the Fund's total net assets. There is no specific limitation on a Fund's ability to write covered call options. However, as a practical matter, the Fund's option writing activities may be limited by federal regulations. As of the fiscal year ended September 30, 2003, there were no open options transactions in any Fund.


Transactions in options are generally considered "derivative securities."

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Funds' ability to sell the underlying securities. The Funds will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

STRIPPED SECURITIES The Income Fund and U.S. Government Securities Fund may buy stripped securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Stripped securities are the separate income and principal components of a debt security. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are considered U.S. Treasury securities for purposes of the Funds' investment policies. Once the securities have been stripped they are referred to as zero coupon securities. Their risks are similar to those of other U.S. government securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Stripped securities do not make periodic payments of interest prior to maturity and the stripping of the interest coupons causes them to be offered at a discount from their face amount. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.


Temporary defensive investments generally may include U.S. government securities, repurchase agreements, bankers' acceptances and high-grade commercial paper issued by domestic corporations, commercial bank deposits, money market shares and other money market instruments, provided such investments are otherwise permissible investments for the Fund. To the extent allowed by exemptions granted under the Investment Company Act of 1940, as amended, and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.


TRADE CLAIMS Income Fund may invest a portion of its assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For buyers, such as the Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the Securities and Exchange Commission. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. In light of the nature and risk of trade claims, the Fund's investment in these instruments will not exceed 5% of its net assets at the time of acquisition.

UTILITIES Historically, electric utility companies were required by state regulators to build and maintain generation plants, transmission and distribution lines, and other equipment. State regulators set the rates that the companies could charge customers to pay for these costs, spread over as much as 30 years. As the various states move away from the traditional regulatory model toward greater competitiveness among electric utilities, customers will be able to choose different electricity suppliers and will no longer pay for the equipment and facilities that were mandated by regulators, thus creating "stranded costs" for their former electricity suppliers. If states fail to enact legislation that permits electricity suppliers to recover their stranded costs, the financial position of these suppliers could be adversely affected, which could cause the value of the Fund's holdings in such companies and its net asset value to fall.


WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED (TBA) TRANSACTIONS Income Fund may buy and sell debt obligations and U.S. Government Securities Fund may buy and sell Ginnie Maes on a "when-issued," "delayed delivery" or "TBA" basis. These transactions are arrangements under which a Fund may buy securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. Although the Funds will generally purchase these securities on a when-issued or TBA basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent a Fund engages in when-issued, delayed delivery or TBA transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of investment leverage. In when-issued, delayed delivery and TBA transactions, the Fund relies on the seller to complete the transaction. The other party's failure to do so may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date. Neither Fund is subject to any percentage limit on the amount of its assets which may be invested in when-issued, delayed delivery or TBA purchase obligations.

ZERO COUPON AND PAY-IN-KIND BONDS Income Fund may buy certain bonds issued at a discount that defer the payment of interest or pay no interest until maturity, known as zero coupon bonds, or which pay interest through the issuance of additional bonds, known as pay-in-kind bonds. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although no cash interest payments are in fact received by the holder until the bonds mature. See "Debt securities-High yield securities" for more information about these bonds.

OFFICERS AND DIRECTORS
-------------------------------------------------------------------

Custodian Funds have a board of directors. Each director will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Custodian Funds who are responsible for administering each Fund's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with Custodian Funds, and principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                     NUMBER
                                     OF
                                     PORTFOLIOS
  NAME, AGE                          IN FUND
 AND ADDRESS               LENGTH    COMPLEX         OTHER
                           OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                      MEMBER*
-----------------------------------------------------------------
Harris J.     Director     Since     142       Director, Bar-S
Ashton (71)                1976                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
S. Joseph     Director     Since      143              None
Fortunato                  1982
(71)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------
Edith E.      Director     Since     96        Director,
Holiday (51)               1998                Amerada Hess
One Franklin                                   Corporation
Parkway                                        (exploration and
San Mateo,                                     refining of oil
CA 94403-1906                                  and gas);
                                               Beverly
                                               Enterprises,
                                               Inc. (health
                                               care); H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products); RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium); and
                                               Canadian
                                               National Railway
                                               (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Gordon S.     Director     Since     142       Director, White
Macklin (75)               1992                Mountains
One Franklin                                   Insurance Group,
Parkway                                        Ltd. (holding
San Mateo,                                     company); Martek
CA 94403-1906                                  Biosciences
                                               Corporation;
                                               MedImmune, Inc.
                                               (biotechnology);
                                               Overstock.com
                                               (Internet
                                               services); and
                                               Spacehab, Inc.
                                               (aerospace
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
  NAME, AGE     POSITION   LENGTH    NUMBER          OTHER
AND ADDRESS               OF TIME     OF          DIRECTORSHIPS
                           SERVED    PORTFOLIOS        HELD
                                     IN FUND
                                     COMPLEX
                                     OVERSEEN
                                      BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
**Charles B.  Director,    Director         142        None
Johnson (70)  President    since
One Franklin  and Chief    1969,
Parkway       Executive    President
San Mateo,    Officer-     since
CA 94403-1906 Investment   1984
              Management   and
                           Chief
                           Executive
                           Officer-Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.   Director     Since           125         None
Johnson, Jr.  and Vice     1983
(63)          President
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Harmon E.     Vice         Since     Not               None
Burns (58)    President    1987      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
Martin L.     Vice         Since     Not                 None
Flanagan (43) President    1995      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since      Not                None
Gambill (56)  President     2002       Applicable
500 East      and Chief
Broward       Executive
Blvd.         Officer-Finance
Suite 2100    and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since       Not                  None
Goss (56)     President    2000        Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.    Vice         Since       Not                  None
Green (55)    President    2000        Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton
Alternative Strategies, Inc., Franklin Templeton Investor
Services, LLC, Franklin Templeton Services, LLC, Franklin
Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and
officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District
of Massachusetts) (until 1979).
-----------------------------------------------------------------
Michael O.    Vice         Since       Not           Director, FTI
Magdol (66)   President -  2002     Applicable       Banque, Arch
600 Fifth     AML                                   Chemicals, Inc.
Avenue        Compliance                            and Lingnan
Rockefeller                                         Foundation.
Center
New York, NY
10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Kimberley H.  Treasurer    Treasurer     Not          None
Monasterio    and Chief    since     Applicable
(39)          Financial    2000 and
One Franklin  Officer      Chief
Parkway                    Financial
San Mateo,                 Officer
CA 94403-1906              since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Murray L.     Vice         Since         Not          None
Simpson (66)  President    2000      Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Funds under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Funds' adviser and distributor.


Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Custodian Funds pay noninterested board members $1,550 per month plus $1,500 per meeting attended. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by Custodian Funds are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by Custodian Funds and by Franklin Templeton Investments.


                      TOTAL FEES      TOTAL FEES      NUMBER OF BOARDS
                       RECEIVED      RECEIVED FROM       IN FRANKLIN
                       FROM THE        FRANKLIN           TEMPLETON
       NAME           FUNDS/1 ($)       TEMPLETON      INVESTMENTS ON
                                     INVESTMENTS/2 ($)   WHICH EACH
                                                           Serves/3
-----------------------------------------------------------------------
Harris J. Ashton        25,593          369,700             46
S. Joseph Fortunato     24,170          369,700             47
Edith E. Holiday        32,050          297,707             29
Gordon S. Macklin       25,693          369,700             46

1. For the fiscal year ended September 30, 2003.
2. For the calendar year ended December 31, 2003.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members on December 31, 2003.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------------
                                                      AGGREGATE DOLLAR
                                                      RANGE OF EQUITY
                                                      SECURITIES IN ALL
                                                      FUNDS OVERSEEN BY
                                                      THE BOARD MEMBER
                          DOLLAR RANGE OF EQUITY     IN THE FRANKLIN
NAME OF BOARD MEMBER      SECURITIES IN EACH FUND    TEMPLETON FUND
                                                           COMPLEX
-----------------------------------------------------------------------
                                Growth Fund
                               $1 - $10,000
Harris J. Ashton                                   Over $100,000
                                Income Fund
                            $50,001 - $100,000

                           U.S. Gov't Securities
                                   Fund
                               Over $100,000
-----------------------------------------------------------------------
                                Growth Fund
                               Over $100,000

S. Joseph Fortunato             Income Fund        Over $100,000
                             $10,001 - $50,000

                           U.S. Gov't Securities
                                   Fund
                            $50,001 - $100,000

--------------------------------------------------------------------------
                               DynaTech Fund
                             $10,001 - $50,000
Edith E. Holiday                                   Over $100,000
                                Growth Fund
                               $1 - $10,000

                              Utilities Fund
                               $1 - $10,000
-----------------------------------------------------------------------
Gordon S. Macklin                  None            Over $100,000
-----------------------------------------------------------------------

INTERESTED BOARD MEMBERS

-----------------------------------------------------------------------
                                                      AGGREGATE DOLLAR
                                                      RANGE OF EQUITY
                                                     SECURITIES IN ALL
                                                     FUNDS OVERSEEN BY
                                                      THE BOARD MEMBER
                          DOLLAR RANGE OF EQUITY     IN THE FRANKLIN
NAME OF BOARD MEMBER      SECURITIES IN EACH FUND    TEMPLETON FUND
                                                          COMPLEX
-----------------------------------------------------------------------
                               DynaTech Fund
                               Over $100,000

                                Growth Fund
                               Over $100,000            Over $100,000
Charles B. Johnson
                                Income Fund
                               Over $100,000

                           U.S. Gov't Securities
                                   Fund
                            $50,001 - $100,000

                              Utilities Fund
                               Over $100,000
-----------------------------------------------------------------------
                               DynaTech Fund
                               Over $100,000

                                Growth Fund        Over $100,000
Rupert H. Johnson, Jr.         Over $100,000

                                Income Fund
                             $10,001 - $50,000

                              Utilities Fund
                               $1 - $10,000

-----------------------------------------------------------------------
BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Funds' independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit and the Nominating Committees are comprised of the following Independent Directors of the Funds:
Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday and
Gordon S. Macklin.

The Funds' Nominating Committee sets directors' fees and is responsible for the nomination of directors to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Funds' address at:

P.O. Box 997151 Sacramento, CA 95899-9983


During the fiscal year ended September 30, 2003, the Audit Committee met five times; the Nominating Committee did not meet.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------
The board of directors of the Custodian Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to the Fund's manager Franklin Advisers, Inc. (Advisers), in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors and employees of each Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as they align their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans (poison pills) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at WWW.FRANKLINTEMPLETON.COM. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at WWW.FRANKLINTEMPLETON.COM and posted on the SEC website at WWW.SEC.GOV no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


-------------------------------------------------------------------
MANAGEMENT AND OTHER SERVICES

MANAGER AND SERVICES PROVIDED Franklin Advisers, Inc. is the manager of the Funds, except for Growth Fund. Growth Fund's manager is Franklin Investment Advisory Services, Inc. Each manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The managers provide investment research and portfolio management services, and select the securities for the Funds to buy, hold or sell. The managers also select the brokers who execute the Funds' portfolio transactions. The managers provide periodic reports to the board, which reviews and supervises the managers' investment activities. To protect the Funds, the managers and their officers, directors and employees are covered by fidelity insurance.


The managers and their affiliates manage numerous other investment companies and accounts. The managers may give advice and take action with respect to any of the other funds they manage, or for their own account, that may differ from action taken by the managers on behalf of the Funds. Similarly, with respect to the Funds, the managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the managers and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The managers are not obligated to refrain from investing in securities held by the Funds or other funds they manage. Because the Adviser is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.


Each Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent directors, approved renewal of each Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on each Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by each manager and its affiliates, as well as periodic reports relating to compliance with each Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing each Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Funds as selected by the independent third party analyst as well as information relating to each manager's profitability.


In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the board, including a majority of independent directors, concluded that continuance of the management agreement was appropriate and in the best interest of each Fund's shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the DynaTech Fund was considered in reference to a peer group of science and technology funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to science and technology funds, and to the Fund's compliance with its specific investment goals and investment restrictions.


o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the DynaTech Fund in relation to those within the relevant peer group of science and technology funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.


o PERFORMANCE. Performance of the Growth Fund was considered in reference to a peer group of multi-cap core funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to multi-cap core funds, and to the Fund's compliance with its specific investment goals and investment restrictions.


o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Growth Fund in relation to those within the relevant peer group of multi-cap core funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.


o PERFORMANCE. Performance of the Income Fund was considered in reference to the universe of income funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with such funds, in comparison to those particular indices relevant to such funds, and to the Fund's compliance with its specific investment goals and investment restrictions.


o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Income Fund in relation to those within the relevant peer group of income and utilities funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the Utilities Fund was considered in reference to a peer group of utilities funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to utilities funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Utilities Fund in relation to those within the relevant peer group of utilities funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the U.S. Government Securities Fund was considered in reference to a peer group of GNMA and U.S. mortgage funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to GNMA and U.S. mortgage funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the U.S. Government Securities Fund in relation to those within the relevant peer group of GNMA and U.S. mortgage funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to each manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the managers and their affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the directors, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.


o MANAGERS' PROFITABILITY. The directors considered each manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Funds. In doing so, the directors considered materials and reports prepared annually by each manager that address profitability from their overall U.S. fund business, as well as from services provided the individual funds, including the Funds. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Funds' independent auditors. The board also considers the extent to which each manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The directors also considered each manager's profitability in comparison with available industry data.


MANAGEMENT FEES Each Fund pays the manager a fee equal to a monthly rate of:

  o 5/96 of 1% of the value of net assets up to and including $100 million;

  o 1/24 of 1% of the value of net assets over $100 million and not over $250 million;

  o 9/240 of 1% of the value of net assets over $250 million and not over $10 billion;

  o 11/300 of 1% of the value of net assets over $10 billion and not over $12.5 billion;

  o 7/200 of 1% of the value of net assets over $12.5 billion and not over $15 billion;

  o 1/30 of 1% of the value of net assets over $15 billion and not over $17.5 billion;

  o 19/600 of 1% of the value of net assets over $17.5 billion and not over $20 billion; and

  o 3/100 of 1% of the value of net assets in excess of $20 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended September 30, the Funds paid the following management fees:


                        MANAGEMENT FEES PAID ($)
-------------------------------------------------------------------------
                                       2003/1       2002        2001
-------------------------------------------------------------------------
DynaTech Fund                        2,629,072    2,913,459   3,626,611
Growth Fund                          7,978,241    9,853,877  11,397,176
Income Fund                         52,366,332   38,941,995  33,453,185
Utilities Fund                       6,532,837    6,459,602   7,327,048
U.S. Government Securities Fund     42,902,198   36,092,522  33,894,378
-------------------------------------------------------------------------
1. For the fiscal year ended September 30, 2003, management fees for DynaTech Fund, Growth Fund, Income Fund, Utilities Fund and U.S. Government Securities Fund, before any reduction, totaled $2,710,361, $8,011,219, $52,892,393,
$6,576,315 and $43,336,726, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each manager to provide certain administrative services and facilities for the Funds. FT ~Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' managers and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The managers pay FT Services a monthly fee equal to an annual rate of:

 o 0.15% of each Fund's average daily net assets up to $200 million;
 o 0.135% of average daily net assets over $200 million up to $700 million;
 o 0.10% of average daily net assets over $700 million up to $1.2 billion; and
 o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended September 30, the managers paid FT Services the following administration fees:


                                 ADMINISTRATION FEES PAID ($)
------------------------------------------------------------------
                                  2003       2002        2001
------------------------------------------------------------------
DynaTech Fund                     760,627     822,730   1,037,868
Growth Fund                     1,862,706   2,188,486   2,441,515
Income Fund                     9,139,241   6,998,179   6,069,715
Utilities Fund                  1,610,253   1,614,189   1,749,305
U.S. Government Securities Fund 7,755,229   6,788,690   6,152,596


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Funds also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Funds.


The Funds may also pay servicing fees to certain financial institutions that (i) maintain omnibus accounts with the Funds in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employer sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing ~account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Funds for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is Custodian Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Custodian Funds' Annual Report to Shareholders and reviews the Custodian Funds' registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------

The managers select brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreements and any directions that the board may give.

When placing a portfolio transaction, the managers seek to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the managers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the managers believe that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The managers may pay certain brokers commissions that are higher than those another broker may charge, if the managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the ~managers' overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the managers in carrying out their investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the managers in carrying out their overall responsibilities to their clients.

Since most purchases by the U.S. Government Securities Fund are principal transactions at net prices, the U.S. Government Securities Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee ~payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the managers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended September 30, the Funds paid the following brokerage commissions:

                                          BROKERAGE
COMMISSIONS($)
----------------------------------------------------------------
                                   2003       2002      2001
----------------------------------------------------------------
DynaTech Fund                      364,851    238,307    52,269
Growth Fund                        611,279    444,658   445,307
Income Fund                      6,650,153  4,345,956 1,615,962
Utilities Fund                   1,231,724  1,312,977 1,588,041
U.S. Government Securities Fund          0          0         0

For the fiscal year ended September 30, 2003, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:

                                                     AGGREGATE
                                    BROKERAGE        PORTFOLIO
                                   COMMISSIONS      TRANSACTIONS
                                       ($)              ($)
-------------------------------------------------------------------
DynaTech Fund                        316,501        250,023,837
Growth Fund                          519,948        211,677,247
Income Fund                        5,120,371      3,205,223,193
Utilities Fund                     1,068,107        607,425,597
U.S. Government Securities Fund            0                  0


As of September 30, 2003, the Funds did not own securities of their regular broker-dealers.


Because the Funds may, from time to time, invest in broker-dealers, it is possible that the Funds will own more than 5% of the voting securities of one or more broker-dealers through whom the Funds place portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time ~when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

DIVIDEND INCOME. Under the 2003 Tax Act, dividends earned on the following income sources will be subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal rate bracket):

o dividends paid by DOMESTIC corporations, and
o dividends paid by qualified FOREIGN corporations,  including:
     - corporations incorporated in a possession of the U.S.,
     - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
     - corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends ~paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and its investors must each separately meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 120-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 120-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares. Under technical correction legislation introduced in the U.S. Congress in December 2003, a proposal has been made to extend the 120-day period to 121 days. If this provision becomes law, it will allow shareholders who purchase their shares on the day before the ex-dividend date and hold their shares for 61 or more days to report their dividends as qualified dividends on their individual income tax returns.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.


DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale of its portfolio securities.


Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for qualified dividends and net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of dividends (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of capital gains that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to a Fund's investment in foreign securities. These descriptions apply to THE DYNATECH, GROWTH, INCOME AND UTILITIES FUNDS.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.


EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE ~SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.


PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

DEFERRAL OF BASIS. (CLASS A, B, B1 & C ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original ~shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


BACKUP WITHHOLDING By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for reduced rate of taxation, as detailed in the section above labeled "DIVIDEND INCOME." The amount of each Fund's ordinary dividend distribution that is eligible for this favored tax treatment will be reported by the Fund in its year-end tax notices to shareholders.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.

o DYNATECH, GROWTH, INCOME AND UTILITIES FUNDS: It is anticipated that a portion or all of the dividends paid by these Funds will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

o U.S. GOVERNMENT SECURITIES FUND: Because the income of this Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.


INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:


o DYNATECH, GROWTH, INCOME AND UTILITIES FUNDS: DERIVATIVES. Each Fund is permitted to invest in certain options contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.


ENHANCED CONVERTIBLE SECURITIES. Each Fund is permitted to invest in enhanced convertible preferred securities (i.e., convertible securities restructured to offer enhanced convertibility and/or ~yield characteristics). Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of an enhanced convertible security could differ from those of an investment in a traditional convertible security.

o  ALL FUNDS:


SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount that could require it to accrue and distribute income not yet received. The Income Fund may invest in zero coupon, step-up or payment-in-kind (PIK) bonds. The Income and U.S. Government Securities Funds may invest in stripped securities that are treated for tax purposes as zero coupon bonds. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.


EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------

Each Fund is a diversified series of Custodian Funds, an open-end management investment company, commonly called a mutual fund. Custodian Funds was organized as a Delaware corporation in 1947, reincorporated as a Maryland corporation in 1979, and is registered with the SEC.

The Growth, Utilities, and U.S. Government Securities Funds currently offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. DynaTech Fund currently offers three classes of shares, Class A, Class B and Class C. The Income Fund currently offers six classes of shares, Class A, Class B, Class B1, Class C, Class R and Advisor Class. The Funds may offer additional classes of shares in the future. The full title of each class is:

o DynaTech Fund - Class A
o DynaTech Fund - Class B
o DynaTech Fund - Class C
o Growth Fund - Class A
o Growth Fund - Class B
o Growth Fund - Class C
o Growth Fund - Class R
o Growth Fund - Advisor Class
o Income Fund - Class A
o Income Fund - Class B
o Income Fund - Class B1
o Income Fund - Class C
o Income Fund - Class R
o Income Fund - Advisor Class
o Utilities Fund - Class A
o Utilities Fund - Class B
o Utilities Fund - Class C
o Utilities Fund - Class R
o Utilities Fund - Advisor Class
o U.S. Government Securities Fund - Class A
o U.S. Government Securities Fund - Class B
o U.S. Government Securities Fund - Class C
o U.S. Government Securities Fund - Class R
o U.S. Government Securities Fund - Advisor Class

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a Fund have the same voting and other rights and preferences as the other classes and Funds of the Custodian Funds for matters that affect the Custodian Funds as a whole. Additional series may be offered in the future.

Custodian Funds has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Custodian Funds does not intend to hold annual shareholder meetings. Custodian Funds or a series of the Custodian Funds may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other ~shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of January 2, 2004, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                 SHARE CLASS  PERCENTAGE
                                                  (%)
-----------------------------------------------------------
GROWTH FUND

FTB&T TTEE For Defined             Class R       5.33
Contribution Services
Circle Line-Statue of Liberty
Ferry, Inc.
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTB&T TTEE For Defined             Class R       6.29
Contribution Services
Infra-Metals Company
401k Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTB&T TTEE For Defined             Class R       6.88
Contribution Services
Compair USA, Inc.
401k Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTB&T TTEE For Defined             Class R       8.73
Contribution Services
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTB&T Trust Services FBO           Advisor       6.58
Vivian J. Palmieri                  Class
P.O. Box 5086
San Mateo, CA 94402-0086

FTB&T Trust Services FBO           Advisor       14.23
Rupert H. Johnson, Jr.              Class
P.O. Box 5086
San Mateo, CA 94402-0086

Franklin Templeton Corefolio       Advisor       26.57
Allocation Fund                     Class
F/T Fund Allocator Series
500 E. Broward Blvd., 13th Floor
Fort Lauderdale, FL 33394-3091

FTB&T TTEE For Defined             Advisor       21.80
Contribution Services               Class
Franklin Templeton 401k
P.O. Box 2438
Rancho Cordova, CA 95741-2438

INCOME FUND

Franklin Templeton Founding        Advisor       59.37
Funds Allocation Fund               Class
F/T Fund Allocator Series
500 E. Broward Blvd., 13th Floor
Fort Lauderdale, FL 33394-3091

UTILITIES FUND

Litco International, Inc.          Class R       5.72
401k PS Plan
1 Litco Drive
Vienna, OH 44473-9600

ING Insurance & Annuity Co.        Class R       8.98
Separate Account F
151 Farmington Avenue
Hartford, CT 06156-0001

FTB&T Cust for Beneficiary IRA     Class R       9.00
of
Deane J. Overmyer
Bene Cathy L. Overmyer
194 Molitas Road
Danville, CA 94526-2822

MCB Trust Services                 Class R       19.85
FBO Royster's Machine Shop 401k
PS Plan
Ronald M. Royster or Larry
Royster or Darrin G. Powers
Trustee
700 17th Street, Suite 300
Denver, CO 80202-3531

FTB&T TTEE For Defined             Advisor       7.41
Contribution Services               Class
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438


Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or directors of the Funds, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Funds. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of January 2, 2004, the officers and board members, as a group, owned of record and beneficially 20% of the outstanding shares of the Growth Fund - Advisor Class and less than 1% of the other Funds classes. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


INITIAL SALES CHARGES For DynaTech and Growth Funds, the maximum initial sales charge is 5.75% for Class A. For Income, Utilities and U.S. Government Securities Funds, the maximum initial sales ~charge is 4.25% for Class A. There is no initial sales charge for Class B, B1, C and Class R.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.


CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse or legal equivalent under state law, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an ~appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Funds, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the Funds' Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.
~
WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of a Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in a Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Funds are a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Funds are permissible and suitable for you and the effect, if any, of payments by the Funds on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in ~any Mutual Series fund on October 31, 1996, or who sold his ~or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below


Class C shares may be purchased without limit and without CDSC by the Franklin Templeton Charitable Giving Fund.

RETIREMENT PLANS. Effective January 1, 2003, (i) individual retirement accounts with investments of $1 million or more, (ii) Employer Sponsored Retirement Plans with assets of $1 million or more, or (iii) investors who open a Franklin Templeton IRA Rollover with less than $1 million from a retirement plan that offered Franklin Templeton funds (except Class C shares) other than a current or former Franklin Templeton employee or as the result of a spousal rollover, or a QDRO, are eligible to purchase Class A shares without an initial sales charge.

The following investors are eligible to buy Class R shares: (i) Employer Sponsored Retirement Plans, (ii) any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, and
(iii) investors who open a Franklin Templeton IRA Rollover.


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive ~deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

Retirement plans that are not Qualified Retirement Plans, SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue
Code) must meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

FOR DYNATECH AND GROWTH FUNDS:
SIZE OF PURCHASE - U.S. DOLLARS           SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                                   3.0
$30,000 but less than $50,000                   2.5
$50,000 but less than $100,000                  2.0
$100,000 but less than $200,000                 1.5
$200,000 but less than $400,000                 1.0
$400,000 or more                                  0

FOR INCOME, UTILITIES AND U.S. GOVERNMENT SECURITIES FUNDS:
SIZE OF PURCHASE - U.S. DOLLARS           SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                                   3.0
$30,000 but less than $100,000                  2.0
$100,000 but less than $400,000                 1.0
$400,000 or more                                  0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

FOR DYNATECH AND GROWTH FUNDS Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

FOR INCOME, UTILITIES AND U.S. GOVERNMENT SECURITIES FUNDS Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.


Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by DCS Plans and retirement plans for which Distributors or an affiliate of Distributors serves as trustee or custodian. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C or Class R shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A or R shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.


For Class B and B1 shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.


IF YOU SELL YOUR CLASS B OR B1
SHARES WITHIN THIS MANY YEARS   THIS % IS DEDUCTED
AFTER BUYING THEM               FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:


o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors


o Redemptions of shares by investors if the securities dealer of record at the time of purchase waived its commission in connection with the purchase or if Distributors did not pay a prepaid commission


o Redemptions by the Funds when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan


o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services (not applicable to Class B or B1)

   Participant initiated distributions from an Employer Sponsored Retirement Plan or participant initiated exchanges among investment choices offered by an Employer Sponsored Retirement Plan(not applicable to Class B or B1)


o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B and B1, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Funds' investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your ~account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or ~the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Funds. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Funds may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Funds receive notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of ~redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you ~specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Funds, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is ~opened by listing them on the application, or by providing instructions to the Funds at a later date. These sub-accounts may be registered either by name or number. The Funds' investment minimums apply to each sub-account. The Funds will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Funds in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.


In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to:(i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or(ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U. S. or state government as directed.

PRICING SHARES
-------------------------------------------------------------------

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


The Funds calculate the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, each Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager.

Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option a Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

Each Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New ~York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway,
San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales ~material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended September 30:


                                                           AMOUNT RECEIVED
                             TOTAL           AMOUNT       IN CONNECTION
                             COMMISSIONS  RETAINED BY   WITH REDEMPTIONS
                             RECEIVED     DISTRIBUTORS   AND REPURCHASES
                             ($)              ($)              ($)
--------------------------------------------------------------------------
2003
DynaTech Fund                   706,632       89,542           25,113
Growth Fund                   3,300,853      417,205          297,726
Income Fund                  92,223,861    7,411,046        3,530,938
Utilities Fund                4,276,129      296,421          196,464
U.S. Government Securities   19,536,403    1,531,970        2,568,474
Fund

2002
DynaTech Fund                   663,287       82,725           24,456
Growth Fund                   4,512,253      567,316          289,029
Income Fund                  46,166,082    2,490,479        2,353,842
Utilities Fund                1,535,211       77,567           76,295
U.S. Government Securities   20,663,377    1,142,267        1,043,910
Fund

2001
DynaTech Fund                 1,168,052      146,096           35,785
Growth Fund                   4,881,526      604,818          224,198
Income Fund                  23,879,837      768,257          586,248
Utilities Fund                1,415,169       75,821           71,088
U.S. Government Securities    9,666,504      548,903          426,644
Fund


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

Beginning at the time of purchase, Distributors may pay the full 12b-1 fee to qualified financial advisor firms for shares purchased by the Franklin Templeton Charitable Giving Fund.

THE CLASS A PLAN. DynaTech and Growth Funds may pay up to 0.25% per year of Class A's average daily net assets. Income, Utilities, and U.S. Government Securities Funds may pay up to 0.15% per year of Class A's average daily net assets.


In implementing the Class A plans, the board has determined that the annual fees payable under the Growth Fund's and DynaTech Fund's Class A plans, will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by Class A shares of the Fund that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by Class A shares of the Fund that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.25% is reached on a yearly basis, up to an additional 0.05% will be paid to Distributors under Growth Fund's and DynaTech Fund's Class A plans. With respect to Income and Utilities Funds, the annual fees payable under their respective Class A plans will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the average daily net assets represented by the New Assets of such Fund's Class A shares, and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Old Assets of such Fund's Class A shares. With respect to U.S. Government Securities Fund, the annual fees payable under it's Class A plan will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the New Assets of such Fund's Class A shares, and (ii) the amount ~obtained by multiplying 0.05% by the Old Assets of such Fund. These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.15% with respect to Income, Utilities and U.S. Government Securities Funds is reached on a yearly basis, up to an additional 0.02% could be paid to Distributors under their ~respective Class A plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.20% (0.15% plus 0.05%) for Growth and DynaTech Funds; 0.12% (0.10% plus 0.02%) for Income and Utilities Funds; and 0.07% (0.05% plus 0.02%) for U.S. Government Securities Fund of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed the maximum allowable under each Class A plan). While this is the currently anticipated calculation for fees payable under the Class A plans, the plans permit the board to allow Growth and DynaTech Funds to pay a full 0.25% and Income, Utilities, and U.S. Government Securities Funds to pay a full 0.15% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plans.


The Class A plan is a reimbursement plan. It allows each Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.


For the fiscal year ended September 30, 2003, the amounts paid by the Funds pursuant to the plan were:

                                   DYNATECH   GROWTH     INCOME
                                     FUND      FUND       FUND
--------------------------------------------------------------------
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                            18,307    102,406    203,068
Printing and mailing
prospectuses                            4,082     21,588     14,025
  other than to current
shareholders
Payments to underwriters                7,145     50,109    167,570
Payments to broker-dealers          1,047,407  2,936,167  9,600,014
Other                                  67,586    208,923    362,992
--------------------------------------------------------------------
Total                               1,144,586  3,319,193 10,347,669
--------------------------------------------------------------------

                                               U.S.
                                   UTILITIES  GOVERNMENT
                                     FUND        FUND
--------------------------------------------------------------------
                                      ($)        ($)
--------------------------------------------------------------------
Advertising                            48,966    278,564
Printing and mailing
prospectuses                            5,631     17,344
  other than to current
shareholders
Payments to underwriters               32,901    190,827
Payments to broker-dealers          1,448,103  8,298,780
Other                                 103,587    622,472
--------------------------------------------------------------------
--------------------------------------------------------------------
Total                               1,639,188  9,407,987
--------------------------------------------------------------------

 THE CLASS B, B1, C AND R PLANS. Under the Class B plan, DynaTech, Growth and Income Funds pay Distributors up to 1% per year of the class's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees); and Utilities and U.S. Government Securities Fund pay Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees).

 Under the Class B1 plan, Income Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees).

 Under the Class C plan, DynaTech and Growth Funds pay Distributors up to 1% per year of the class's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees); and Income, Utilities and U.S. Government Securities Funds pay Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees).

 Under the Class R plan, Growth, Income, Utilities and U.S. Government Securities Funds pay Distributors up to 0.50% per year of the class's average daily net assets.


 The Class B, B1, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, B1, C and R shares. Class B and B1 plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

 The Class B, B1, C and R plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the ~amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan the amounts paid by the Funds pursuant to the plan for the fiscal year ended September 30, 2003, were:

                                    DYNATECH   GROWTH     INCOME
                                     FUND        FUND       FUND
--------------------------------------------------------------------
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                               611      8,820    114,374
Printing and mailing
prospectuses                               37        803      1,990
  other than to current
shareholders
Payments to underwriters                  523      6,654    100,095
Payments to broker-dealers             60,356    820,458  8,939,448
Other                                     992     13,222    121,789
--------------------------------------------------------------------
Total                                  62,519    849,957  9,277,696
--------------------------------------------------------------------
--------------------------------------------------------------------

                                              U.S.
                                   UTILITIES  GOVERNMENT
                                     FUND        FUND
--------------------------------------------------------------------
                                      ($)        ($)
--------------------------------------------------------------------
Advertising                             6,970     55,913
Printing and mailing
prospectuses                              101      1,265
  other than to current
shareholders
Payments to underwriters                4,633     54,523
Payments to broker-dealers            327,095  3,955,373
Other                                   6,841     91,442
--------------------------------------------------------------------
--------------------------------------------------------------------
Total                                 345,640  4,158,516
--------------------------------------------------------------------

Under the Class B1 plan, the amounts paid by the Income Fund pursuant to the plan for the fiscal year ended September 30, 2003, were:

                                  INCOME FUND
----------------------------------------------
                                      ($)
----------------------------------------------
Advertising                            19,625
Printing and mailing
prospectuses                            3,482
  other than to current
shareholders
Payments to underwriters                5,837
Payments to broker-dealers          2,787,553
Other                                  94,582
----------------------------------------------
----------------------------------------------
Total                               2,911,079
----------------------------------------------

Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended September 30, 2003, were:

                                   DYNATECH   GROWTH     INCOME
                                     FUND        FUND       FUND
--------------------------------------------------------------------
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                             3,247     22,724    224,741
Printing and mailing
prospectuses                              399      3,216      5,768
  other than to current
shareholders
Payments to underwriters                1,974     11,761    171,321
Payments to broker-dealers            550,632  2,387,119 12,513,462
Other                                   6,323     35,258    276,862
--------------------------------------------------------------------
Total                                 562,575  2,460,078 13,192,154
--------------------------------------------------------------------
--------------------------------------------------------------------

                                                 U.S.
                                   UTILITIES  GOVERNMENT
                                     FUND        FUND
--------------------------------------------------------------------
                                      ($)        ($)
--------------------------------------------------------------------
Advertising                            26,005    124,223
Printing and mailing
prospectuses                              325      2,439
  other than to current
shareholders
Payments to underwriters               16,579    100,548
 Payments to broker-dealers           684,978  5,328,196
Other                                  24,028    170,419
--------------------------------------------------------------------
--------------------------------------------------------------------
Total                                 751,915  5,725,825
--------------------------------------------------------------------

Under the Class R plan, the amounts paid by the Income, Utilities and U.S. Government Funds pursuant to the plan for the fiscal year ended September 30, 2003, were:

                                                               U.S.
                                   GROWTH   INCOME  UTILITIES GOVERNMENT
                                    FUND      FUND     FUND     FUND
------------------------------------------------------------------------
                                     ($)      ($)      ($)       ($)
------------------------------------------------------------------------
Advertising                       1,225     3,591    328      6,101
Printing and mailing
prospectuses                      44        54       4        60
  other than to current
shareholders
Payments to underwriters          1,872     3,964    261      7,222
Payments to broker-dealers       30,648    62,388   1,774   133,751
Other                             2,666     5,487    379     11,845
------------------------------------------------------------------------
Total                            36,455    75,484   2,746   158,979
------------------------------------------------------------------------


THE CLASS A, B, B1, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


The Income Fund began offering shares in a new Class B on 11/01/01. Prior to that date, the Fund offered shares in Class B with lower Rule 12b-1 expenses. That share class has since been renamed Class B1 and is closed to new investors. The new Class B performance shown reflects a restatement of the old Class B (now Class B1) performance to include the Rule 12b-1 fee applicable to the new Class B as though it was in effect from the inception of old Class B (now Class B1) shares. Effective January 1, 2002, the Growth Fund, Income Fund, Utilities Fund, and U.S. Government Securities Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, Class R standardized performance quotations are calculated as described below.


AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at ~net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns before taxes for the indicated periods ended September 30, 2003, were:

                     INCEPTION
CLASS A                 DATE    1 YEAR (%)   5 YEARS (%)   10 YEARS (%)
-------------------------------------------------------------------------
DynaTech Fund                      23.67         2.61          9.33
Growth Fund                        15.25        -0.25          8.11
Income Fund                        22.95         7.15          7.60
Utilities Fund                     11.48         1.25          4.75
U.S. Government                    -1.70         4.86          5.82
 Securities Fund

                                                             SINCE
CLASS B                                         1 YEAR (%) INCEPTION (%)
-------------------------------------------------------------------------
DynaTech  Fund        2/1/00                     26.35         -9.07
Growth Fund           1/1/99                     17.35         -2.57
Income Fund           1/1/99                     22.58          7.80
Utilities Fund        1/1/99                     11.88          1.09
U.S. Government
Securities Fund       1/1/99                     -1.76         5.08

                                                             SINCE
CLASS B/1                                      1 YEAR (%)   INCEPTION (%)
-------------------------------------------------------------------------
Income Fund           1/1/99                     23.51         6.92

                                                             SINCE
CLASS C                          1 YEAR (%)     5 YEARS    INCEPTION (%)
                                                   (%)
-------------------------------------------------------------------------
DynaTech Fund         9/16/96      28.06         2.86          7.09
Growth Fund           5/1/95       19.12        -0.01          6.89
Income Fund           5/1/95       25.06         7.39          8.58
Utilities Fund        5/1/95       13.63         1.41          6.87
U.S. Government
Securities Fund       5/1/95        0.02         5.00          6.23

CLASS R                          1 YEAR (%)     5 YEARS    10 YEARS (%)
                                                   (%)
-------------------------------------------------------------------------
Growth Fund                        20.92         0.68          8.42
Income Fund                        26.31         7.48          7.48
Utilities Fund                     14.96         1.74          4.73
U.S. Government
Securities Fund                     1.32         5.35          5.75


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000
           payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any ~redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total ~return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Funds. The average annual total returns after taxes on distributions for the indicated periods ended September 30, 2003, were:


                     INCEPTION
CLASS A                 DATE    1 YEAR (%)   5 YEARS (%)   10 YEARS (%)
-------------------------------------------------------------------------
DynaTech Fund                      23.67         2.08          8.38
Growth Fund                        15.19        -0.86          7.41
Income Fund                        19.57         3.81          4.15
Utilities Fund                      9.45        -1.09          2.22
U.S. Government
Securities Fund                    -3.53         2.40          3.10

                                                              SINCE
CLASS B                                       1 YEAR (%)   INCEPTION (%)
-------------------------------------------------------------------------
DynaTech Fund         2/1/00                     26.35         -9.36
Growth Fund           1/1/99                     17.35         -2.95
Income Fund           1/1/99                     19.44          3.27
Utilities Fund        1/1/99                      9.94         -1.00
U.S. Government
Securities Fund       1/1/99                     -3.48          2.79

                                                             SINCE
CLASS B/1                                      1 YEAR (%)   INCEPTION (%)
-------------------------------------------------------------------------
Income Fund           1/1/99                     20.22         3.75

                                                             SINCE
CLASS C                          1 YEAR (%)     5 YEARS    INCEPTION (%)
                                                  (%)
-------------------------------------------------------------------------
DynaTech Fund         9/16/96      28.06          2.54          6.48
Growth Fund           5/1/95       19.12         -0.43          6.42
Income Fund           5/1/95       21.82          4.26          5.38
Utilities Fund        5/1/95       11.71         -0.75          4.44
U.S. Government
Securities Fund       5/1/95       -1.68          2.74          3.78

CLASS R                          1 YEAR (%)     5 YEARS     10 YEARS (%)
                                                  (%)
-------------------------------------------------------------------------
Growth Fund                        20.82         0.06          7.73
Income Fund                        22.93         4.18          4.09
Utilities Fund                     12.95        -0.56          2.24
U.S. Government
Securities Fund                    -0.45         2.94          3.09

The following SEC formula was used to calculate these figures:


      n
P(1+T) = ATV
             D

where:

P =   a hypothetical initial payment of $1,000

T =   average annual total return (after taxes on distributions)

n =   number of years

ATV
    D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
OF FUND SHARES

Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon the sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in ~accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to ~shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Funds. The average annual total returns after taxes on distributions and redemption for the indicated periods ended September 30, 2003, were:

                     INCEPTION
CLASS A                 DATE    1 YEAR (%)   5 YEARS (%)   10 YEARS (%)
-------------------------------------------------------------------------
DynaTech Fund                      15.38         1.92          7.67
Growth Fund                         9.91        -0.46          6.79
Income Fund                        14.60         3.99          4.28
Utilities Fund                      7.30        -0.24          2.53
U.S. Government
Securities Fund                    -1.16         2.58          3.21

                                                             SINCE
CLASS B                                       1 YEAR (%)   INCEPTION (%)
-------------------------------------------------------------------------
DynaTech Fund         2/1/00                     17.13         -7.72
Growth Fund           1/1/99                     11.27         -2.27
Income Fund           1/1/99                     14.40          3.47
Utilities Fund        1/1/99                      7.57         -0.25
U.S. Government
Securities Fund       1/1/99                     -1.20          2.89


CLASS B/1
-------------------------------------------------------------------------
Income Fund           1/1/99                     14.99         3.91

                                                             SINCE
CLASS C                          1 YEAR (%)     5 YEARS    INCEPTION (%)
                                                  (%)
-------------------------------------------------------------------------
DynaTech Fund         9/16/96      18.24         2.26          5.84
Growth Fund           5/1/95       12.43        -0.14          5.83
Income Fund           5/1/95       15.99         4.35          5.34
Utilities Fund        5/1/95        8.71         0.01          4.52
U.S. Government
Securities Fund       5/1/95       -0.04         2.83          3.77

CLASS R                          1 YEAR (%)     5 YEARS     10 YEARS (%)
                                                 (%)
-------------------------------------------------------------------------
Growth Fund                        13.59         0.33          7.08
Income Fund                        16.79         4.31          4.22
Utilities Fund                      9.57         0.20          2.55
U.S. Government
Securities Fund                     0.80         3.04          3.20


The following SEC formula was used to calculate these figures:

      n
P(1+T) = ATV
              DR

where:

P     =    a hypothetical initial payment of $1,000

T     =    average annual total return (after taxes on distributions and redemptions)

n     =    number of years

ATV
    DR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended September 30, 2003, were:

CLASS A            INCEPTION  1 YEAR (%)  5 YEARS (%)      10 YEARS (%)
                     DATE
--------------------------------------------------------------------------
DynaTech Fund                    23.67         13.73           143.93
Growth Fund                      15.25         -1.23           118.13
Income Fund                      22.95         41.25           108.08
Utilities Fund                   11.48          6.40            59.10
U.S. Government
Securities Fund                  -1.70         26.79            76.01

                                                             SINCE
CLASS B                                      1 YEAR (%)    INCEPTION (%)
--------------------------------------------------------------------------
DynaTech Fund       2/1/00                     26.35           -29.43
Growth Fund         1/1/99                     17.35           -11.64
Income Fund         1/1/99                     22.58            33.75
Utilities Fund      1/1/99                     11.88             5.29
U.S. Government
Securities Fund     1/1/99                     -1.76            26.53

                                                               SINCE
CLASS B/1                                    1 YEAR (%)     INCEPTION (%)
--------------------------------------------------------------------------
Income Fund         1/1/99                     23.51           37.39

                                                              SINCE
CLASS C                       1 YEAR (%)    5 YEARS (%)    INCEPTION (%)
--------------------------------------------------------------------------
DynaTech Fund       9/16/96      28.06         15.15            61.97
Growth Fund         5/1/95       19.12         -0.07            75.24
Income Fund         5/1/95       25.06         42.83           100.05
Utilities Fund      5/1/95       13.63          7.24            75.01
U.S. Government
Securities Fund     5/1/95        0.02         27.60            66.35

CLASS R                       1 YEAR (%)    5 YEARS (%)     10 YEARS (%)
--------------------------------------------------------------------------
Growth Fund                      20.92          3.45           124.50
Income Fund                      26.31         43.40           105.76
Utilities Fund                   14.96          8.99            58.74
U.S. Government
Securities Fund                   1.32         29.77            74.86

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended September 30, 2003, were:

CLASS A                                YIELD (%)
-------------------------------------------------------
Income Fund                               5.25
Utilities Fund                            4.21
U.S. Government Securities Fund           3.28

CLASS B
-------------------------------------------------------
Income Fund                               4.64
Utilities Fund                            3.89
U.S. Government Securities Fund           2.90

CLASS B/1
-------------------------------------------------------
Income Fund                               4.99

CLASS C
-------------------------------------------------------
Income Fund                               4.94
Utilities Fund                            3.85
U.S. Government Securities Fund           2.87

CLASS R
-------------------------------------------------------
Income Fund                               5.14
Utilities Fund                            4.04
U.S. Government Securities Fund           3.05


The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(A-B + 1) - 1]
            cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The ~current distribution rates for the 30-day period ended September 30, 2003, were:

                                       DISTRIBUTION RATE
                                              (%)
CLASS A
-----------------------------------------------------------
Income Fund                                   6.64
Utilities Fund                                4.40
U.S. Government Securities Fund               5.03

CLASS B
-----------------------------------------------------------
Income Fund                                   6.11
Utilities Fund                                4.17
U.S. Government Securities Fund               4.76

CLASS B/1
-----------------------------------------------------------
Income Fund                                   6.40

CLASS C
-----------------------------------------------------------
Income Fund                                   6.32
Utilities Fund                                4.04
U.S. Government Securities Fund               4.68

CLASS R
-----------------------------------------------------------
Income Fund                                   6.67
Utilities Fund                                4.34
U.S. Government Securities Fund               4.92


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Funds may satisfy your investment goal, advertisements and other materials about the Funds may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

   Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o  Historical data supplied by the research departments of CS
   First Boston Corporation, J.P. Morgan Chase & Co., Citigroup
   Global Markets, Merrill Lynch, and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

In addition to the indices listed above, the following specific comparisons may be appropriate:

Utilities Fund may be compared to Moody's Utilities Stock Index, an unmanaged index of utility stock performance.

DynaTech Fund may be compared to:

o Over-the-Counter (OTC) Composite Stock Index - an unmanaged index of stock performance of all stocks listed in the OTC market.

o Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. The Nasdaq-100 Index is calculated under a modified capitalization-weighted methodology.

Income Fund and U.S. Government Securities Fund may be compared to:


o Citigroup Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.


o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived from an investment in the Funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.


1. Franklin pioneered the concept of Ginnie Mae funds, and U.S. Government Securities Fund, with over $9.1 billion in assets and more than 300,000 shareholder accounts as of September 30, 2003, is one of the largest Ginnie Mae funds in the U.S. and the world. Shareholders in this fund, which has a history of solid performance, range from individual investors with a few thousand dollars to institutions that have invested millions of dollars.


U.S. Government Securities Fund offers investors the opportunity to invest in Ginnie Maes, which are among the highest yielding U.S. government securities on the market.

2. Advertisements or information also may compare the Funds' performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

3. Utilities Fund has paid uninterrupted dividends for the past 55 years. Over the life of Utilities Fund, dividends have increased in 29 of the last 55 years. Historically, equity securities of utility companies have paid a higher level of dividends than that paid by the general stock market. Utilities Fund, well established for over 40 years, is the oldest mutual fund in the U.S. investing in securities issued by public utility companies, primarily in the country's fast growing regions, and the fund has been continuously managed by the same portfolio manager since 1988.

4. Income Fund has paid uninterrupted dividends for the past 55 years.

5. Growth Fund offers investors a convenient way to invest in a diversified portfolio focusing on companies with long-term growth prospects.

6. Growth Fund made the 1989, 1990, 1991 and 1996 Forbes Mutual Fund Honor Roll for its performance in both up and down markets.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $322 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 104 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks ~listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very ~moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of ~maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to ~pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

~S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the ~numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.











FRANKLIN CUSTODIAN FUNDS, INC.

FRANKLIN GROWTH FUND
FRANKLIN INCOME FUND
FRANKLIN UTILITIES FUND
FRANKLIN U.S. GOVERNMENT SECURITIES FUND


ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION


FEBRUARY 1, 2004

[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated February 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in Franklin Custodian Funds, Inc.'s (Custodian Funds) Annual Report to Shareholders, for the fiscal year ended September 30, 2003, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks . . . . . . . . . . .  2
Officers and Directors  . . . . . . . . . . . . . 14
Proxy Voting Policies and Procedures . . . . . .. 18
Management and Other Services . . . . . . . . .  .20
Portfolio Transactions . . . . . . . . . . . . .  23
Distributions and Taxes . . . . . . . . . . . .   24
Organization, Voting Rights
 and Principal Holders . . . . . . . . . . . . .  27
Buying and Selling Shares . . . . . . . . . . .   29
Pricing Shares . . . . . . . . . . . . . . . . .  32
The Underwriter . . . . . . . . . . . . . . . .   32
Performance . . . . . . . . . . . . . . . . . .   33
Miscellaneous Information . . . . . . . . . . .   37
Description of Ratings . . . . . . . . . . . . .  37

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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
   ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
-------------------------------------------------------------------------------
   ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

   ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------
GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Funds make an investment. In most cases, the Funds are not required to sell a security because circumstances change and the security no longer meets one or more of the Funds' policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of directors without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Custodian Funds may not:

1. Borrow money or mortgage or pledge any of the assets of the Fund, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of total asset value.

2. Buy any securities on "margin" or sell any securities "short."

3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes, to-be-announced securities or other debt securities and except that securities of any Fund, other than the U.S. Government Securities Fund, may be loaned to broker-dealers or other institutional investors as discussed under "Loans of portfolio securities." For additional information relating to this policy see discussions under "Loan participations" and "Illiquid securities."

4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Invest more than 5% of the value of the gross assets of a Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its instrumentalities. (Growth, Income and Utilities Funds also have policies that concentration of investments in a single industry may not exceed 25% of their assets, except that Utilities Fund will concentrate its investments in the utilities industry.)

6. Purchase the securities of any issuer which would result in any Fund owning more than 10% of the outstanding voting securities of an issuer.

7. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, directors or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor.

9. Acquire, lease or hold real estate except such as may be necessary or advisable for the maintenance of its offices.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At the present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the U.S. Government Securities Fund and, therefore, there are no option transactions available for that Fund.

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies; except to the extent each Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in Franklin Templeton Investments provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing each Fund's shares (as determined under Rule 12b-1, as amended, under the federal securities laws) and (iii) provided aggregate investments by a Fund in any such money market Fund do not exceed (A) the greater of (i) 5% of each Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

FRANKLIN GROWTH FUND
(GROWTH FUND)

The Fund's investment goal is capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund will normally invest most of its assets in the equity securities of companies that are leaders in their industries. The Fund's manager looks for securities it believes offer favorable possibilities for capital appreciation and these securities may yield little or no current income. Current income is only a secondary consideration when selecting portfolio investments.

The Fund's assets may be invested in shares of common stock traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report. The Fund's assets may also be invested in bonds or preferred stock convertible into shares of common stock listed for trading on a national securities exchange or held in cash or cash equivalents.

The Fund may invest in smaller capitalization companies, which generally are those with a market capitalization of less than $1.5 billion at the time of the Fund's investment.

The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

FRANKLIN INCOME FUND
(INCOME FUND)

The Fund's investment goal is to maximize income while maintaining prospects for capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund will normally invest in a diversified portfolio of equity and debt securities.

The Fund's assets may be invested in securities traded on any national securities exchange or issued by a corporation, association or similar legal entity with total assets of at least $1,000,000, according to its latest published annual report, or held in cash or cash equivalents. The Fund may also invest in preferred stocks. The Fund may invest in debt securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase. The Fund generally invests in securities rated at least Caa by Moody's Investors Service (Moody's) or CCC by Standard & Poor's Ratings Group (S&P(R)) or unrated securities the Fund's manager determines are comparable. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be as attractive to as many buyers.

If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security. The Fund may also buy debt securities of issuers that are not currently paying interest, as well as issuers who are in default, and may keep an issue that has defaulted. The Fund will buy defaulted debt securities if, in the opinion of the manager, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. In general, securities that default lose much of their value before the actual default so that the security, and thus the Fund's net asset value, would be impacted before the default. Defaulted debt securities may be illiquid and, as such, will be part of the 10% limit discussed under "Illiquid securities."

There are no restrictions as to the proportion of investments that may be made in a particular type of security and the determination is entirely within the manager's discretion. As market conditions change, it is conceivable that all of the assets of the Fund could be invested in common stocks or, conversely, in debt securities.

FRANKLIN UTILITIES FUND
(UTILITIES FUND)

The Fund's investment goals are capital appreciation and current income. These goals are fundamental, which means that they may not be changed without shareholder approval.

The Fund will normally invest substantially all of its assets in the securities of public utilities companies. As a fundamental policy, the Fund's assets may be invested in securities of an issuer engaged in the public utilities industry, or held in cash or cash equivalents. The public utilities industry includes the manufacture, production, generation, transmission and sale of gas, water and electricity and companies involved in developing new technologies related to the generation and distribution of electric power, alternative fuels for the generation of electric power and to providing services related to these activities. The industry also includes issuers engaged in the communications field, such as telephone, cellular, paging, telegraph, satellite, microwave and other companies that provide communication facilities or services for the public's benefit. The manager expects that more than 50% of the Fund's assets will be invested in electric utilities securities.


The Fund invests primarily in common stocks, including, from time to time, non-dividend paying common stocks if, in the opinion of the manager, these securities appear to offer attractive opportunities for capital appreciation. When buying fixed-income debt securities, the Fund may invest in securities regardless of their rating depending upon prevailing market and economic conditions, including securities in the lowest rating categories and unrated securities. The majority of the Fund's debt investments, however, are rated at least Baa by Moody's or BBB by S&P. These ratings represent the opinions of the rating services with respect to the securities and are not absolute standards of quality. They will be considered in connection with the investment of the Fund's assets but will not be a determining or limiting factor.


With respect to unrated securities, it is also the Fund's intent to buy securities that, in the view of the manager, would be comparable in quality to the Fund's rated securities and have been determined to be consistent with the Fund's objectives without exposing the Fund to excessive risk. The Fund will not buy issues that are in default or that the manager believes involve excessive risk.

The Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND
(U.S. GOVERNMENT SECURITIES FUND)

The Fund's investment goal is income. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund invests in a portfolio limited to U.S. government securities and repurchase agreements collateralized by U.S. government securities. U.S. government securities include U.S. Treasury bonds, notes and bills, U.S. Treasury STRIPS and securities issued by U.S. government agencies. Other than investments in repurchase agreements, money market fund shares, and other temporary investments, substantially all of the Fund's investments are currently held in Government National Mortgage Association obligations (Ginnie Maes).


The Government National Mortgage Association issues mortgage-backed securities that represent interests in a pool of mortgage loans from government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. The Government National Mortgage Association guarantees the principal and interest on Ginnie Maes and this guarantee is backed by the full faith and credit of the U.S. government.


The Government National Mortgage Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Of course, this guarantee does not extend to the market value or yield of the Ginnie Maes or the net asset value or performance of the Fund, which will fluctuate daily with market conditions. The Fund's manager monitors the Fund's investments and changes are made as market conditions warrant. The Fund does not, however, engage in the trading of securities for the purpose of realizing short-term profits.

The Fund also buys adjustable rate Ginnie Maes and other types of securities that may be issued with the guarantee of the Government National Mortgage Association. Payments to holders of Ginnie Maes consist of monthly distributions of interest and principal less the Government National Mortgage Association's and issuers' fees.

Ginnie Maes differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. Ginnie Maes have historically paid higher current yields than other types of U.S. government securities with comparable maturities. These higher yields compensate investors for the higher risks involved with unscheduled prepayments of principal prior to maturity.

If held to maturity, Ginnie Maes and the other securities included in U.S. Government Securities Fund's portfolio have historically involved little risk to principal. However, due to fluctuations in market interest rates, the market value of Ginnie Maes may vary during the period of a shareholder's investment in the Fund. The price per share you receive when you sell your shares may be more or less than the price you paid for the shares. The dividends per share paid by the Fund may also vary.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The value of your shares will increase as the value of the securities owned by the Funds increases and will decrease as the value of the Funds' investments decrease. In this way, you participate in any change in the value of the securities owned by the Funds. In addition to the factors that affect the value of any particular security that the Funds own, the value of the Funds' shares may also change with movements in the stock and bond markets as a whole.

CONVERTIBLE SECURITIES Each Fund, except U.S. Government Securities Fund, may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Funds use the same criteria to rate a convertible debt security that they use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Funds' financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The Funds, other than the U.S. Government Securities Fund, may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The Funds (except U.S. Government Securities Fund) may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be also similar to those described in which a Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Funds, however, intend to acquire liquid securities, though there can be no assurances that this will be achieved.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.


HIGH YIELD SECURITIES. Income Fund may invest up to 100% of its net assets in non-investment grade securities. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

Utilities Fund may also invest a portion of its assets in non-investment grade securities.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality fixed-income securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality fixed-income securities also tend to be more sensitive to economic conditions than higher-quality fixed-income securities. Factors adversely impacting the market value of high yield securities may lower the Fund's net asset value. The Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in a Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. Under the Internal Revenue Code and U.S. Treasury regulations, the Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the Fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

A Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended, which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

A Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Funds have no arrangement with their underwriter or any other person concerning the acquisition of these securities.

The credit risk factors above also apply to lower-quality zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

Zero coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. The Funds are not limited in the amount of their assets that may be invested in these types of securities.


Certain of the high yielding, fixed-income securities in which the Funds may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

RATINGS. Various investment services publish ratings of some of the debt securities in which the Funds may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by a Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in a Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

DEPOSITARY RECEIPTS American Depositary Receipts (ADRs) are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund will consider its investments in depositary receipts to be investments in the underlying securities.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.


FOREIGN SECURITIES U.S. Government Securities Fund may not buy securities of foreign issuers. Income Fund may invest up to 25% of its assets in foreign securities, and Growth Fund, Utilities Fund may invest without restriction in foreign securities if the investments are consistent with their goals and comply with their concentration and diversification policies. The Funds will ordinarily buy foreign securities that are traded in the U.S. or buy American Depositary Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Funds may also buy the securities of foreign issuers directly in foreign markets. Utilities Fund presently has no intention of investing more than 10% of its net assets in foreign securities not publicly traded in the U.S. Growth Fund presently has no intention of investing more than 40% of its net assets in foreign securities. Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and tax and other laws limiting the amount and types of foreign investments. Changes of governmental administrations or economic or monetary policies in the U.S. or abroad, changed circumstances in dealings between nations, or changes in currency convertibility or exchange rates could result in investment losses for a Fund.


Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents.

Securities that are acquired by a Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund acquires and holds the securities with the intention of reselling them in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or a foreign market, and current market quotations are readily available.

The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets. Many of the risks described below also apply to investments in depositary receipts.

The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.


Diplomatic and political developments could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.


There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Some of the countries in which the Funds invest are considered developing or emerging markets. Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business and social frameworks to support securities markets.

Emerging markets involve additional significant risks, including:

o political and social uncertainty (for example, regional conflicts and risk of war)

o  currency exchange rate volatility

o  pervasiveness of corruption and crime

o  delays in settling portfolio transactions

o  risk of loss arising out of the system of share registration and custody

o  comparatively smaller and less liquid than developed markets

o  dependency upon foreign economic assistance and international trade

o less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.

All of these factors make developing market equity and fixed-income securities' prices generally more volatile than securities issued in developed countries.

CURRENCY. Some of the Funds' investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

ILLIQUID SECURITIES Each Fund, other than U.S. Government Securities Fund, may invest in illiquid securities provided that illiquid securities may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund in which they are held. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Subject to this limitation, Custodian Funds' board of directors has authorized each Fund, except U.S. Government Securities Fund, to invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 (restricted securities) where such investment is consistent with each Fund's investment objective and has authorized such securities to be considered liquid to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for such securities. For example, restricted securities may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. Notwithstanding the managers' determinations in this regard, the board of directors will remain responsible for such determinations and will consider appropriate action, consistent with the Fund's goals and policies, if the security should become illiquid after purchase. In determining whether a restricted security is properly considered a liquid security, the investment manager and the board of directors will take into account the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.


INTEREST RATE To the extent a Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. Of course, interest rates throughout the world have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.


LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund, except U.S. Government Securities Fund, may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Funds' custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% of the current market value of the loaned securities. The Funds retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. The Funds also continue to receive any distributions paid on the loaned securities. The Funds may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Funds will loan their securities only to parties who meet creditworthiness standards approved by the Funds' board of directors, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.


LOAN PARTICIPATIONS Income Fund may invest up to 5% of its assets in loan participations and other related direct or indirect bank obligations. These instruments are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. While loan participations generally trade at par value, the Fund will also be able to acquire loan participations that have appreciated in value since issuance or that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value. The manager may acquire loan participations for the Fund when it believes that over the long term appreciation will occur. Most loan participations are illiquid and, to that extent, will be included in the 10% limitation described under "Illiquid securities."


Loan participations are interests in floating or variable rate senior loans (Loans) to U.S. corporations, partnerships and other entities (Borrowers) which operate in a variety of industries and geographical regions. An investment in these securities, however, carries substantially the same risks as those for defaulted debt securities. Interest payments on these securities may be reduced, deferred, suspended or eliminated and principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment. Loans will generally be acquired by Income Fund from a bank, finance company or other similar financial services entity (Lender).

Loans in which Income Fund will purchase participation interests may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London Inter-Bank Offered Rate, the CD rate or other base lending rates used by commercial lenders. The Loans typically have the most senior position in a Borrower's capital structure, although some Loans may hold an equal ranking with other senior securities of the Borrower. Although the Loans generally are secured by specific collateral, Income Fund may invest in Loans which are not secured by any collateral. Uncollateralized Loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized Loans. The collateral underlying a collateralized Loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Loan. Income Fund is not subject to any restrictions with respect to the maturity of the Loans in which it purchases participation interests.

The Loans generally are not rated by nationally recognized statistical rating organizations. Ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Loans. Therefore, although the manager may consider such ratings in determining whether to invest in a particular Loan, such ratings, will not be the determinative factor in the manager's analysis.

The Loans are not readily marketable and may be subject to restrictions on resale. Participation interests in the Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the Loans in which the Income Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in the manager's opinion, should enhance the relative liquidity of such interests.

When acquiring a loan participation, Income Fund will have a contractual relationship only with the Lender (typically an entity in the banking, finance or financial services industries), not with the Borrower. Income Fund has the right to receive payments of principal and interest to which it is entitled only from the Lender selling the loan participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing loan participations, Income Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Loan in which it has purchased the loan participation. As a result, Income Fund may assume the credit risk of both the Borrower and the Lender selling the loan participation. In the event of the insolvency of the Lender selling a loan participation, Income Fund may be treated as a general creditor of such Lender, and may not benefit from any set-off between such Lender and the Borrower.


MORTGAGE SECURITIES The Income Fund may invest in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (Ginnie
Mae). Some of the Income Fund's investments may include securities issued by other U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac. ALTHOUGH FANNIE MAE AND FREDDIE MAC ARE CHARTERED BY ACTS OF CONGRESS, THEIR SECURITIES ARE BACKED ONLY BY THE CREDIT OF THE RESPECTIVE INSTRUMENTALITY AND ARE NOT ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT. The U.S. Government Securities Fund may invest in mortgage-backed securities issued or guaranteed by Ginnie Mae.


Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.


Ginnie Mae guarantees the principal and interest on Ginnie Mae securities and this guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac mortgage securities are backed by the credit of the respective instrumentality. However, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because Fannie Mae and Freddie Mac are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.

The mortgage securities in which the Fund invests differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, pass-through mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk."


The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage securities tend to move with market interest rates, and thus their values fluctuate to a lesser degree than fixed income mortgage securities. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. In view of these factors, the ability of the Fund to obtain a high level of total return may be limited under varying market conditions.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

OPTIONS Each Fund, except U.S. Government Securities Fund, may write covered call options that trade on national securities exchanges. A call option gives the purchaser of the option the right to buy the security from the writer of the option at a set price during the term of the option. A call option is "covered" if the option writer owns the underlying security which is subject to the call or a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written.

A Fund receives a premium when it writes a call option.
A decline in the price of the security during the option period would offset the amount of the premium. If a call option a Fund has written is exercised, the Fund incurs a profit or loss from the sale of the underlying security. The writer of a call option may have no control over when the underlying securities must be sold since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. The risks associated with covered call writing are that in the event of a price increase on the underlying security, which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price of the option.

A Fund generally may terminate its obligation under an option by entering into a closing purchase transaction. This is accomplished by buying an option identical to the option previously written. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is no guarantee that a closing purchase will be available to be effected at the time desired by the Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

When a Fund has written an option, the Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium and will realize a loss if the price is more than the premium. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund until the time of repurchase. Thereafter, the Fund bears the risk of the security's rise or fall in market value unless it sells the security.


The managers of the Funds do not currently intend to write options which would cause the market value of any Fund's open options to exceed 5% of the Fund's total net assets. There is no specific limitation on a Fund's ability to write covered call options. However, as a practical matter, the Fund's option writing activities may be limited by federal regulations. As of the fiscal year ended September 30, 2003, there were no open options transactions in any Fund.


Transactions in options are generally considered "derivative securities."

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Funds' ability to sell the underlying securities. The Funds will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.


STRIPPED SECURITIES The Income Fund and U.S. Government Securities Fund may buy stripped securities that are issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Stripped securities are the separate income and principal components of a debt security. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are considered U.S. Treasury securities for purposes of the Funds' investment policies. Once the securities have been stripped they are referred to as zero coupon securities. Their risks are similar to those of other U.S. government securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. Stripped securities do not make periodic payments of interest prior to maturity and the stripping of the interest coupons causes them to be offered at a discount from their face amount. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.


Temporary defensive investments generally may include U.S. government securities, repurchase agreements, bankers' acceptances and high-grade commercial paper issued by domestic corporations, commercial bank deposits, money market shares and other money market instruments, provided such investments are otherwise permissible investments for the Fund. To the extent allowed by exemptions granted under the Investment Company Act of 1940, as amended, and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.


TRADE CLAIMS Income Fund may invest a portion of its assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For buyers, such as the Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the Securities and Exchange Commission. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. In light of the nature and risk of trade claims, the Fund's investment in these instruments will not exceed 5% of its net assets at the time of acquisition.

UTILITIES Historically, electric utility companies were required by state regulators to build and maintain generation plants, transmission and distribution lines, and other equipment. State regulators set the rates that the companies could charge customers to pay for these costs, spread over as much as 30 years. As the various states move away from the traditional regulatory model toward greater competitiveness among electric utilities, customers will be able to choose different electricity suppliers and will no longer pay for the equipment and facilities that were mandated by regulators, thus creating "stranded costs" for their former electricity suppliers. If states fail to enact legislation that permits electricity suppliers to recover their stranded costs, the financial position of these suppliers could be adversely affected, which could cause the value of the Fund's holdings in such companies and its net asset value to fall.


WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED (TBA) TRANSACTIONS Income Fund may buy and sell debt obligations and U.S. Government Securities Fund may buy and sell Ginnie Maes on a "when-issued," "delayed delivery" or "TBA" basis. These transactions are arrangements under which a Fund may buy securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. Although the Funds will generally purchase these securities on a when-issued or TBA basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent a Fund engages in when-issued, delayed delivery or TBA transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of investment leverage. In when-issued, delayed delivery and TBA transactions, the Fund relies on the seller to complete the transaction. The other party's failure to do so may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date. Neither Fund is subject to any percentage limit on the amount of its assets which may be invested in when-issued, delayed delivery or TBA purchase obligations.

ZERO COUPON AND PAY-IN-KIND BONDS Income Fund may buy certain bonds issued at a discount that defer the payment of interest or pay no interest until maturity, known as zero coupon bonds, or which pay interest through the issuance of additional bonds, known as pay-in-kind bonds. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although no cash interest payments are in fact received by the holder until the bonds mature. See "Debt securities-High yield securities" for more information about these bonds.

OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------

Custodian Funds have a board of directors. Each director will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Custodian Funds who are responsible for administering each Fund's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with Custodian Funds, and principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                     NUMBER
                                       OF
                                     PORTFOLIOS
  NAME, AGE                          IN FUND
 AND ADDRESS               LENGTH    COMPLEX         OTHER
                           OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                      MEMBER*
-----------------------------------------------------------------
Harris J.     Director     Since     142       Director, Bar-S
Ashton (71)                1976                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
S. Joseph     Director      Since     143             None
Fortunato                   1982
(71)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------
Edith E.      Director     Since     96        Director,
Holiday (51)               1998                Amerada Hess
One Franklin                                   Corporation
Parkway                                        (exploration and
San Mateo,                                     refining of oil
CA 94403-1906                                  and gas);
                                               Beverly
                                               Enterprises,
                                               Inc. (health
                                               care); H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products); RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium); and
                                               Canadian
                                               National Railway
                                               (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Gordon S.     Director     Since     142       Director, White
Macklin (75)               1992                Mountains
One Franklin                                   Insurance Group,
Parkway                                        Ltd. (holding
San Mateo,                                     company); Martek
CA 94403-1906                                  Biosciences
                                               Corporation;
                                               MedImmune, Inc.
                                               (biotechnology);
                                               Overstock.com
                                               (Internet
                                               services); and
                                               Spacehab, Inc.
                                               (aerospace
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
  NAME, AGE     POSITION   LENGTH      NUMBER          OTHER
AND ADDRESS               OF TIME       OF          DIRECTORSHIPS
                           SERVED    PORTFOLIOS         HELD
                                     IN FUND
                                     COMPLEX
                                     OVERSEEN
                                     BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
**Charles B.  Director,    Director     142              None
Johnson (70)  President    since
One Franklin  and Chief    1969,
Parkway       Executive    President
San Mateo,    Officer-     since
CA 94403-1906 Investment   1984
              Management   and
                           Chief
                           Executive
                           Officer-
                           Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.   Director     Since         125             None
Johnson, Jr.  and Vice     1983
(63)          President
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Harmon E.     Vice         Since           Not            None
Burns (58)    President    1987        Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
Martin L.     Vice         Since          Not              None
Flanagan (43) President    1995        Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since          Not             None
Gambill (56)  President     2002         Applicable
500 East      and Chief
Broward       Executive
Blvd.         Officer-Finance
Suite 2100    and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin
Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

David P.      Vice         Since           Not             None
Goss (56)     President    2000         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------
Barbara J.    Vice         Since          Not               None
Green (55)    President    2000         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------
Michael O.    Vice         Since         Not      Director, FTI
Magdol (66)   President -  2002      Applicable   Banque, Arch
600 Fifth     AML                                 Chemicals, Inc.
Avenue        Compliance                          and Lingnan
Rockefeller                                       Foundation.
Center
New York, NY
10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Kimberley H.  Treasurer    Treasurer       Not           None
Monasterio    and Chief    since        Applicable
(39)          Financial    2000 and
One Franklin  Officer      Chief
Parkway                    Financial
San Mateo,                 Officer
CA 94403-1906              since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Murray L.     Vice         Since           Not            None
Simpson (66)  President    2000          Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Funds under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Funds' adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Custodian Funds pay noninterested board members $1,550 per month plus $1,500 per meeting attended. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by Custodian Funds are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by Custodian Funds and by Franklin Templeton Investments.


                      TOTAL FEES      TOTAL FEES     NUMBER OF BOARDS
                       RECEIVED      RECEIVED FROM      IN FRANKLIN
                       FROM THE        FRANKLIN          TEMPLETON
       NAME           Funds/1 ($)       TEMPLETON      INVESTMENTS ON
                                      INVESTMENTS/2 ($)  WHICH EACH
                                                           Serves/3
-----------------------------------------------------------------------
Harris J. Ashton        25,593          369,700             46
S. Joseph Fortunato     24,170          369,700             47
Edith E. Holiday        32,050          297,707             29
Gordon S. Macklin       25,693          369,700             46

1. For the fiscal year ended September 30, 2003.
2. For the calendar year ended December 31, 2003.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members on December 31, 2003.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------------
                                                    AGGREGATE DOLLAR
                                                     RANGE OF EQUITY
                                                    SECURITIES IN ALL
                                                    FUNDS OVERSEEN BY
                                                    THE BOARD MEMBER
                          DOLLAR RANGE OF EQUITY     IN THE FRANKLIN
NAME OF BOARD MEMBER      SECURITIES IN EACH FUND    TEMPLETON FUND
                                                         COMPLEX
-----------------------------------------------------------------------
                                   Growth Fund
                                  $1 - $10,000
Harris J. Ashton                                   Over $100,000
                                   Income Fund
                               $50,001 - $100,000

                              U.S. Gov't Securities
                                      Fund
                                  Over $100,000
-----------------------------------------------------------------------

                                   Growth Fund
                                  Over $100,000

S. Joseph Fortunato             Income Fund        Over $100,000
                             $10,001 - $50,000

                              U.S. Gov't Securities
                                      Fund
                               $50,001 - $100,000
-----------------------------------------------------------------------
                                   Growth Fund
                                  $1 - $10,000
Edith E. Holiday                                   Over $100,000
                                 Utilities Fund
                                  $1 - $10,000
-----------------------------------------------------------------------
Gordon S. Macklin                  None            Over $100,000
-----------------------------------------------------------------------

INTERESTED BOARD MEMBERS

-----------------------------------------------------------------------
                                                    AGGREGATE DOLLAR
                                                     RANGE OF EQUITY
                                                    SECURITIES IN ALL
                                                    FUNDS OVERSEEN BY
                                                    THE BOARD MEMBER
                          DOLLAR RANGE OF EQUITY     IN THE FRANKLIN
NAME OF BOARD MEMBER      SECURITIES IN EACH FUND    TEMPLETON FUND
                                                         COMPLEX
-----------------------------------------------------------------------
                                   Growth Fund
                                  Over $100,000

                                   Income Fund
                               Over $100,000       Over $100,000
Charles B. Johnson
                              U.S. Gov't Securities
                                      Fund
                               $50,001 - $100,000

                                 Utilities Fund
                                  Over $100,000
-----------------------------------------------------------------------
                                   Growth Fund
                                  Over $100,000

                                Income Fund        Over $100,000
Rupert H. Johnson, Jr.       $10,001 - $50,000

                                 Utilities Fund
                                  $1 - $10,000
-----------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Funds' independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit and the Nominating Committees are comprised of the following Independent Directors of the Funds: Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday and Gordon S. Macklin.


The Funds' Nominating Committee sets directors' fees and is responsible for the nomination of directors to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Funds' address at:


P.O. Box 997151 Sacramento, CA 95899-9983


During the fiscal year ended September 30, 2003, the Audit Committee met five times; the Nominating Committee did not meet.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------
The board of directors of the Custodian Funds has delegated the authority to vote proxies related to the portfolio securities held by each Fund to the Fund's manager Franklin Advisers, Inc. (Advisers), in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of each Fund and its shareholders. As a matter of policy, the officers, directors and employees of each Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as they align their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans (poison pills) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at www.franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at www.franklintempleton.com and posted on the SEC website at www.sec.gov no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Franklin Advisers, Inc. is the manager of the Funds, except for Growth Fund. Growth Fund's manager is Franklin Investment Advisory Services, Inc. Each manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The managers provide investment research and portfolio management services, and select the securities for the Funds to buy, hold or sell. The managers also select the brokers who execute the Funds' portfolio transactions. The managers provide periodic reports to the board, which reviews and supervises the managers' investment activities. To protect the Funds, the managers and their officers, directors and employees are covered by fidelity insurance.


The managers and their affiliates manage numerous other investment companies and accounts. The managers may give advice and take action with respect to any of the other funds they manage, or for their own account, that may differ from action taken by the managers on behalf of the Funds. Similarly, with respect to the Funds, the managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the managers and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The managers are not obligated to refrain from investing in securities held by the Funds or other funds they manage. Because the Adviser is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.


Each Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent directors, approved renewal of each Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on each Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by each manager and its affiliates, as well as periodic reports relating to compliance with each Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing each Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Funds as selected by the independent third party analyst as well as information relating to each manager's profitability.


In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the board, including a majority of independent directors, concluded that continuance of the management agreement was appropriate and in the best interest of each Fund's shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Growth Fund was considered in reference to a peer group of multi-cap core funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to multi-cap core funds, and to the Fund's compliance with its specific investment goals and investment restrictions.


o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Growth Fund in relation to those within the relevant peer group of multi-cap core funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.


o PERFORMANCE. Performance of the Income Fund was considered in reference to the universe of income funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with such funds, in comparison to those particular indices relevant to such funds, and to the Fund's compliance with its specific investment goals and investment restrictions.


o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Income Fund in relation to those within the relevant peer group of income and utilities funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.


o PERFORMANCE. Performance of the Utilities Fund was considered in reference to a peer group of utilities funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to utilities funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Utilities Fund in relation to those within the relevant peer group of utilities funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o PERFORMANCE. Performance of the U.S. Government Securities Fund was considered in reference to a peer group of GNMA and U.S. mortgage funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to GNMA and U.S. mortgage funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the U.S. Government Securities Fund in relation to those within the relevant peer group of GNMA and U.S. mortgage funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.


o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to each manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the managers and their affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the directors, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.


o MANAGERS' PROFITABILITY. The directors considered each manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Funds. In doing so, the directors considered materials and reports prepared annually by each manager that address profitability from their overall U.S. fund business, as well as from services provided the individual funds, including the Funds. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Funds' independent auditors. The board also considers the extent to which each manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The directors also considered each manager's profitability in comparison with available industry data.


MANAGEMENT FEES Each Fund pays the manager a fee equal to a monthly rate of:

o   5/96 of 1% of the value of net assets up to and including $100 million;

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million;

o 9/240 of 1% of the value of net assets over $250 million and not over $10 billion;


o 11/300 of 1% of the value of net assets over $10 billion and not over $12.5 billion;


o 7/200 of 1% of the value of net assets over $12.5 billion and not over $15 billion;

o 1/30 of 1% of the value of net assets over $15 billion and not over $17.5 billion;

o 19/600 of 1% of the value of net assets over $17.5 billion and not over $20 billion; and

o   3/100 of 1% of the value of net assets in excess of $20 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended September 30, the Funds paid the following management fees:


                                        MANAGEMENT FEES PAID ($)
-------------------------------------------------------------------------
                                       2003/1       2002        2001
-------------------------------------------------------------------------
Growth Fund                           7,978,241   9,853,877  11,397,176
Income Fund                          52,366,332  38,941,995  33,453,185
Utilities Fund                        6,532,837   6,459,602   7,327,048
U.S. Government Securities Fund      42,902,198  36,092,522  33,894,378

1. For the fiscal year ended September 30, 2003, management fees for Growth Fund, Income Fund, Utilities Fund and U.S. Government Securities Fund, before any reduction, totaled $8,011,219, $52,892,393, $6,576,315 and $43,336,726, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each manager to provide certain administrative services and facilities for the Funds. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' managers and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.


ADMINISTRATION FEES The managers pay FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion;
  and
o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended September 30, the managers paid FT Services the following administration fees:

                                   ADMINISTRATION FEES PAID ($)
                                  2003        2002       2001
-----------------------------------------------------------------
Growth Fund                      1,862,706  2,188,486  2,441,515
Income Fund                      9,139,241  6,998,179  6,069,715
Utilities Fund                   1,610,253  1,614,189  1,749,305
U.S. Government Securities       7,755,229  6,788,690  6,152,596
Fund


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. The Funds also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Funds.


The Funds may also pay servicing fees to certain financial institutions that (i) maintain omnibus accounts with the Funds in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employer sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Funds for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is Custodian Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Custodian Funds' Annual Report to Shareholders and reviews the Custodian Funds' registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The managers select brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreements and any directions that the board may give.

When placing a portfolio transaction, the managers seek to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the managers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the managers believe that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The managers may pay certain brokers commissions that are higher than those another broker may charge, if the managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the managers' overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the managers in carrying out their investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the managers in carrying out their overall responsibilities to their clients.

Since most purchases by the U.S. Government Securities Fund are principal transactions at net prices, the U.S. Government Securities Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the managers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


During the last three fiscal years ended September 30, the Funds paid the following brokerage commissions:


                                  BROKERAGE COMMISSIONS($)
----------------------------------------------------------------
                                   2003       2002      2001
----------------------------------------------------------------
Growth Fund                        611,279    444,658    445,307
Income Fund                      6,650,153  4,345,956  1,615,962
Utilities Fund                   1,231,724  1,312,977  1,588,041
U.S. Government Securities Fund          0          0          0

For the fiscal year ended September 30, 2003, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:

                                                     AGGREGATE
                                    BROKERAGE        PORTFOLIO
                                   COMMISSIONS      TRANSACTIONS
                                       ($)              ($)
-------------------------------------------------------------------
Growth Fund                          519,948        211,677,247
Income Fund                         5,120,371      3,205,223,193
Utilities Fund                      1,068,107       607,425,597
U.S. Government Securities Fund             0                 0

As of September 30, 2003, the Funds did not own securities of their regular broker-dealers.


Because the Funds may, from time to time, invest in broker-dealers, it is possible that the Funds will own more than 5% of the voting securities of one or more broker-dealers through whom the Funds place portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) a Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

DIVIDEND INCOME. Under the 2003 Tax Act, dividends earned on the following income sources will be subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal rate bracket):

o     dividends paid by DOMESTIC corporations, and
o     dividends paid by qualified FOREIGN corporations, including:
-     corporations incorporated in a possession of the U.S.,
- corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
- corporations whose stock is readily tradable on an established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and its investors must each separately meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 120-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 120-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares. Under technical correction legislation introduced in the U.S. Congress in December 2003, a proposal has been made to extend the 120-day period to 121 days. If this provision becomes law, it will allow shareholders who purchase their shares on the day before the ex-dividend date and hold their shares for 61 or more days to report their dividends as qualified dividends on their individual income tax returns.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.


DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale of its portfolio securities.


Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for qualified dividends and net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of dividends (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of capital gains that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to a Fund's investment in foreign securities. These descriptions apply to the GROWTH, INCOME AND UTILITIES FUNDS.


EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.


PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


BACKUP WITHHOLDING By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for reduced rate of taxation, as detailed in the section above labeled "DIVIDEND INCOME." The amount of each Fund's ordinary dividend distribution that is eligible for this favored tax treatment will be reported by the Fund in its year-end tax notices to shareholders.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.

o GROWTH, INCOME AND UTILITIES FUNDS: It is anticipated that a portion or all of the dividends paid by these Funds will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

o U.S. GOVERNMENT SECURITIES FUND: Because the income of this Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.


INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:


o GROWTH, INCOME AND UTILITIES FUNDS:

DERIVATIVES. Each Fund is permitted to invest in certain options contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

ENHANCED CONVERTIBLE SECURITIES. Each Fund is permitted to invest in enhanced convertible preferred securities (i.e., convertible securities restructured to offer enhanced convertibility and/or yield characteristics). Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of an enhanced convertible security could differ from those of an investment in a traditional convertible security.

o     ALL FUNDS:

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount that could require it to accrue and distribute income not yet received. The Income Fund may invest in zero coupon, step-up or payment-in-kind (PIK) bonds. The Income and U.S. Government Securities Funds may invest in stripped securities that are treated for tax purposes as zero coupon bonds. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.


EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a diversified series of Custodian Funds, an open-end management investment company, commonly called a mutual fund. Custodian Funds was organized as a Delaware corporation in 1947, reincorporated as a Maryland corporation in 1979, and is registered with the SEC.

The Growth, Utilities, and U.S. Government Securities Funds currently offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Income Fund currently offers six classes of shares, Class A, Class B, Class B1, Class C, Class R and Advisor Class. The Funds may offer additional classes of shares in the future. The full title of each class is:

o Growth Fund - Class A
o Growth Fund - Class B
o Growth Fund - Class C
o Growth Fund - Class R
o Growth Fund - Advisor Class
o Income Fund - Class A
o Income Fund - Class B
o Income Fund - Class B1
o Income Fund - Class C
o Income Fund - Class R
o Income Fund - Advisor Class
o Utilities Fund - Class A
o Utilities Fund - Class B
o Utilities Fund - Class C
o Utilities Fund - Class R
o Utilities Fund - Advisor Class
o U.S. Government Securities Fund - Class A
o U.S. Government Securities Fund - Class B
o U.S. Government Securities Fund - Class C
o U.S. Government Securities Fund - Class R
o U.S. Government Securities Fund - Advisor Class


Shares of each class represent proportionate interests in each Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a Fund have the same voting and other rights and preferences as the other classes and Funds of the Custodian Funds for matters that affect the Custodian Funds as a whole. Additional series may be offered in the future.


Custodian Funds has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Custodian Funds does not intend to hold annual shareholder meetings. Custodian Funds or a series of the Custodian Funds may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of January 2, 2004, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                 SHARE CLASS  PERCENTAGE
                                                  (%)
-----------------------------------------------------------
GROWTH FUND

FTB&T TTEE For Defined             Class R       5.33
Contribution Services
Circle Line-Statue of Liberty
Ferry, Inc.
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTB&T TTEE For Defined             Class R       6.29
Contribution Services
Infra-Metals Company
401k Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTB&T TTEE For Defined             Class R       6.88
Contribution Services
Compair USA, Inc.
401k Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTB&T TTEE For Defined             Class R       8.73
Contribution Services
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTB&T Trust Services FBO           Advisor       6.58
Vivian J. Palmieri                  Class
P.O. Box 5086
San Mateo, CA 94402-0086

FTB&T Trust Services FBO           Advisor      14.23
Rupert H. Johnson, Jr.              Class
P.O. Box 5086
San Mateo, CA 94402-0086

Franklin Templeton Corefolio       Advisor      26.57
Allocation Fund                     Class
F/T Fund Allocator Series
500 E. Broward Blvd., 13th Floor
Fort Lauderdale, FL 33394-3091

FTB&T TTEE For Defined             Advisor      21.80
Contribution Services               Class
Franklin Templeton 401k
P.O. Box 2438
Rancho Cordova, CA 95741-2438

INCOME FUND

Franklin Templeton Founding        Advisor      59.37
Funds Allocation Fund               Class
F/T Fund Allocator Series
500 E. Broward Blvd., 13th Floor
Fort Lauderdale, FL 33394-3091

UTILITIES FUND

Litco International, Inc.          Class R       5.72
401k PS Plan
1 Litco Drive
Vienna, OH 44473-9600

ING Insurance & Annuity Co.        Class R       8.98
Separate Account F
151 Farmington Avenue
Hartford, CT 06156-0001

FTB&T Cust for Beneficiary IRA     Class R       9.00
of
Deane J. Overmyer
Bene Cathy L. Overmyer
194 Molitas Road
Danville, CA 94526-2822

MCB Trust Services                 Class R      19.85
FBO Royster's Machine Shop 401k
PS Plan
Ronald M. Royster or Larry
Royster or Darrin G. Powers
Trustee
700 17th Street, Suite 300
Denver, CO 80202-3531

FTB&T TTEE For Defined             Advisor       7.41
Contribution Services               Class
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438


Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or directors of the Funds, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Funds. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of January 2, 2004, the officers and board members, as a group, owned of record and beneficially 20% of the outstanding shares of the Growth Fund - Advisor Class and less than 1% of the other Funds classes. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Funds, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Funds' investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Funds. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Funds may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Funds receive notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Funds, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Funds at a later date. These sub-accounts may be registered either by name or number. The Funds' investment minimums apply to each sub-account. The Funds will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Funds in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.


In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to:(i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or(ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U. S. or state government as directed.


PRICING SHARES
-------------------------------------------------------------------------------

When you buy and sell shares, you pay and receive the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Funds calculate the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, each Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager.


Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option a Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

Each Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Funds' Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of sharesand current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.


AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


The average annual total returns before taxes for the indicated periods ended September 30, 2003, were:

                                      1 YEAR(%) 5 YEARS(%)   10 YEARS(%)
---------------------------------------------------------------------------
Growth Fund                             22.58      1.19          9.02
Income Fund                             28.47      8.15          8.25
Utilities Fund                          16.61      2.29          5.43
U.S. Government Securities Fund          2.79      5.92          6.41



The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). The average annual total returns after taxes on distributions for the indicated periods ended September 30, 2003, were:

                                      1 YEAR(%) 5 YEARS(%)   10 YEARS(%)
---------------------------------------------------------------------------
Growth Fund                             22.37      0.47          8.25
Income Fund                             24.86      4.71          4.72
Utilities Fund                          14.44     -0.12          2.85
U.S. Government Securities Fund          0.83      3.40          3.66


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
              D

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV
    D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES


Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon the sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemption for the indicated periods ended September 30, 2003, were:

                        1 YEAR (%) 5 YEARS (%)   10 YEARS (%)
----------------------------------------------------------------
Growth Fund               14.65        0.70           7.58
Income Fund               18.17        4.79           4.80
Utilities Fund            10.63        0.59           3.09
U.S. Government
Securities Fund            1.74        3.45           3.70


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
              DR

where:

P    = a hypothetical initial payment of $1,000
T    = average annual total return (after taxes on distributions and redemptions)
n    = number of years
ATV
    DR= ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended September 30, 2003, were:

                                      1 YEAR(%) 5 YEARS(%)   10 YEARS(%)
---------------------------------------------------------------------------
Growth Fund                             22.58      6.08         137.11
Income Fund                             28.47     47.95         120.88
Utilities Fund                          16.61     11.97          69.75
U.S. Government Securities Fund          2.79     33.33          86.19

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended September 30, 2003, were:

                                         YIELD(%)
-----------------------------------------------------
Income Fund                                5.63
Utilities Fund                             4.53
U.S. Government Securities Fund            3.54


The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(A-B + 1) - 1]
            cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the net asset value per share on the last day of the period


CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended September 30, 2003, were:

                                       DISTRIBUTION
                                         RATE(%)
-----------------------------------------------------
Income Fund                                7.13
Utilities Fund                             4.72
U.S. Government Securities Fund            5.36


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Funds may satisfy your investment goal, advertisements and other materials about the Funds may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o Historical data supplied by the research departments of CS First Boston Corporation, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch, and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

In addition to the indices listed above, the following specific comparisons may be appropriate:

Utilities Fund may be compared to Moody's Utilities Stock Index, an unmanaged index of utility stock performance.

Income Fund and U.S. Government Securities Fund may be compared to:


o Citigroup Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.


o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived from an investment in the Funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.


1. Franklin pioneered the concept of Ginnie Mae funds, and U.S. Government Securities Fund, with over $9.1 billion in assets and more than 300,000 shareholder accounts as of September 30, 2003, is one of the largest Ginnie Mae funds in the U.S. and the world. Shareholders in this fund, which has a history of solid performance, range from individual investors with a few thousand dollars to institutions that have invested millions of dollars.


U.S. Government Securities Fund offers investors the opportunity to invest in Ginnie Maes, which are among the highest yielding U.S. government securities on the market.

2. Advertisements or information also may compare the Funds' performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

3. Utilities Fund has paid uninterrupted dividends for the past 55 years. Over the life of Utilities Fund, dividends have increased in 29 of the last 55 years. Historically, equity securities of utility companies have paid a higher level of dividends than that paid by the general stock market. Utilities Fund, well established for over 40 years, is the oldest mutual fund in the U.S. investing in securities issued by public utility companies, primarily in the country's fast growing regions, and the fund has been continuously managed by the same portfolio manager since 1988.

4. Income Fund has paid uninterrupted dividends for the past 55 years.

5. Growth Fund offers investors a convenient way to invest in a diversified portfolio focusing on companies with long-term growth prospects.

6. Growth Fund made the 1989, 1990, 1991 and 1996 Forbes Mutual Fund Honor Roll for its performance in both up and down markets.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $322 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 104 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.






                          FRANKLIN CUSTODIAN FUNDS, INC.
                                 FILE NOS. 2-11346
                                     & 811-537

                                    FORM N-1A
                                     PART C
                                 OTHER INFORMATION

    ITEM 23.    EXHIBITS

         The following exhibits are incorporated by reference to the previously document indicated below, except as noted:

    (a)    Articles of Incorporation

            (i) Agreement and Articles of Merger dated November 7, 1979
                Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

           (ii) Articles of Amendment dated October 14, 1985
                Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

           (iii)Certificate of Amendment to Articles of Incorporation dated March 21, 1995
                Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

           (iv) Certificate of Correction to the Articles Supplementary to the Charter dated August 22, 1996
                Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: January 29, 1998

           (v)  Articles Supplementary to the Charter dated January 22, 1997
                Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: January 29, 1998

          (vi) Articles Supplementary to Articles of Incorporation dated December 15, 1998
                Filing: Post-Effective Amendment No. 81 to Registration Statement on N-1A
                File No. 2-11346
                Filing Date: January 31, 2000

      (b)  By-Laws

          (i)   By-Laws
                Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

      (c)  Instruments Defining rights of Securities Holders

               Not Applicable

      (d)  Investment Advisory Contracts

          (i) Management Agreement between the Registrant on behalf of the DynaTech Fund and Franklin Advisers, Inc. dated May 1, 1994
                Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

          (ii) Management Agreement between the Registrant on behalf of the Income Fund and Franklin Advisers, Inc. dated May 1, 1994
                Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

          (iii) Management Agreement between the Registrant on behalf of the U.S. Government Securities Fund and Franklin Advisers, Inc. dated May 1, 1994
                Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

           (iv) Management Agreement between the Registrant on behalf of the Utilities Fund and Franklin Advisers, Inc. dated May 1, 1994
                Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

           (v) Management Agreement between Registrant on behalf of the Growth Fund and Franklin Investment Advisory Services, Inc.
                dated July 1, 1997
                Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: January 29, 1998

      (e)  Underwriting contracts

           (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                Filing: Post-Effective Amendment No. 82 to Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: January 31, 2001

           (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated March 1, 1998
                Filing: Post-Effective Amendment No. 82 to Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: January 31, 2001

      (f)  Bonus or Profit Sharing Contracts

             Not Applicable

      (g)  Custodian Agreements

           (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 74 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: August 19, 1996

          (ii) Amendment dated May 7, 1997 to the Master Custody Agreement dated February 16, 1996 between the Registrant and Bank of New York
                Filing: Post-Effective Amendment No. 77 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: January 29, 1998

         (iii) Amendment dated February 27, 1998 to Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 78 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: November 27, 1998

          (iv) Amendment dated September 2003 to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York made as of February 16, 1996

           (v) Amended and Restated Foreign Custody Manager Agreement between the Registrant and Bank of New York made as of May 16, 2001
                Filing: Post-Effective Amendment No. 83 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: October 29, 2001

           (vi) Amendment dated September 1, 2003 to Schedule 1 of the Amended and Restated Foreign Custody Manager Agreement between the Registrant and Bank of New York

          (vii) Amendment dated October 6, 2003, to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement between the Registrant and Bank of New York made as May 16, 2001

         (viii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 74 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: August 19, 1996

      (h)  Other Material Contracts

           (i) Subcontract for Fund Administrative Services dated January 1, 2001 between Franklin Advisers, Inc. and Franklin Templeton Services, LLC
                Filing: Post-Effective Amendment No. 82 to Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: January 31, 2001

      (i)  Legal Opinion

           (i)  Opinion and Consent of Counsel dated November 6, 1998
                Filing: Post-Effective Amendment No. 80 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: December 30, 1998

      (j)  Other Opinions

           (i)  Consent of Independent Auditors

      (k)  Omitted Financial Statements

             Not Applicable

      (l)  Initial Capital Agreements

           (i)  Letter of Understanding dated April 12, 1995
                Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

           (ii) Subscription Agreement for DynaTech Fund - Class C dated September 13, 1996
                Filing: Post-Effective Amendment No. 75 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: December 31, 1996

      (m)  Rule 12b-1 Plan

           (i) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the DynaTech Fund and Franklin/Templeton Distributors, Inc. dated May 1, 1994
                Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

           (ii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Growth Fund and Franklin/Templeton Distributors, Inc. dated May 1, 1994
                Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

          (iii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Income Fund and Franklin/Templeton Distributors, Inc. dated May 1, 1994
                Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

          (iv) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the U.S. Government Securities Fund and Franklin/Templeton Distributors, Inc. dated May 1, 1994
                Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

           (v) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Utilities Fund and Franklin/Templeton Distributors, Inc. dated May 1, 1994
                Filing: Post-Effective Amendment No. 71 to Registration Statement on Form N-1A
                File No. 2-11346
                Filing Date: April 27, 1995

          (vi) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Utilities Fund, Income Fund and U.S. Government Securities Fund - Class C and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                Filing: Post-Effective Amendment No. 82 to Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: January 31, 2001

         (vii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Growth Fund and DynaTech Fund - Class C and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                Filing: Post-Effective Amendment No. 82 to Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: January 31, 2001

         (viii) Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Growth Fund - Class B, and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                Filing: Post-Effective Amendment No. 82 to Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: January 31, 2001

         (ix) Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Income Fund - Class B1, Utilities Fund, and U.S. Government Securities Fund - Class B, and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                Filing: Post-Effective Amendment No. 81 to Registration Statement on N-1A
                File No. 2-11346
                Filing Date: January 31, 2000

         (x) Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of DynaTech Fund - Class B and Franklin/Templeton Distributors, Inc. dated February 1, 2000
                Filing: Post-Effective Amendment No. 82 to Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: January 31, 2001

        (xi) Distribution Plan pursuant to Rule 12b-1 on behalf of Income Fund Class B between the Registrant and Franklin/Templeton Distributors, Inc. dated November 1, 2001
                Filing: Post-Effective Amendment No. 84 to Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: December 28, 2001

       (xii) Distribution Plan Class R pursuant to Rule 12b-1 on Growth Fund, Income Fund, U.S. Government Securities Fund and Utilities Fund between the Registrant and Franklin/Templeton Distributors, Inc. dated January 1, 2002
                Filing: Post-Effective Amendment No. 84 to Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: December 28, 2001

      (n)  Rule 18f-3 Plan

          (i)   Multiple Class Plan for Growth Fund dated October 9, 2001
                Filing: Post-Effective Amendment No. 84 to Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: December 28, 2001

          (ii)  Multiple Class Plan for Utilities Fund dated
                October 9, 2001
                Filing: Post-Effective Amendment No. 84 to Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: December 28, 2001

         (iii)  Multiple Class Plan on behalf of Income Fund dated October 9,
                2001
                Filing: Post-Effective Amendment No. 84 to Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: December 28, 2001

          (iv) Multiple Class Plan for U.S. Government Securities Fund dated October 9, 2001
                Filing: Post-Effective Amendment No. 84 to Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: December 28, 2001

          (v)   Multiple Class Plan for DynaTech Fund dated February 1, 2000
                Filing: Post-Effective Amendment No. 82 to Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: January 31, 2001

      (p)  Code of Ethics

           (i) Code of Ethics dated May 2003

      (q)  Power of Attorney
                Filing: Post-Effective Amendment No. 86 to Registration Statement Form N-1A
                File No. 2-11346
                Filing Date: January 30, 2003

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           None

ITEM 25.   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the By-Laws, Management, and Distribution Agreements previously filed as exhibits and incorporated herein by reference.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Registrant's managers also serve as officers and/or directors or trustees for (1) the advisors' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Forms ADV of the Funds' investment advisors Franklin Advisers, Inc. (SEC File 801-26292) and, Franklin Investment Advisory Services, Inc. (SEC File 801-52152) incorporated herein by reference, which sets forth the officers and directors of the investment advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Recovery Fund
Franklin Mutual Series Fund Inc.
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

b) The information required by this item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 will be kept by the Fund or its shareholder services agent, Franklin Templeton Investor Services, LLC, both of whose address is One Franklin Parkway, San Mateo, Ca 94403-1906.

ITEM 29.   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.   UNDERTAKINGS

    Not Applicable

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it all meets of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 28th day of January, 2004.


                                                 FRANKLIN CUSTODIAN FUNDS, INC.
                                                 (Registrant)

                                                 By: /s/David P. Goss
                                                     Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

CHARLES B. JOHNSON*                 Director and Chief Executive
-------------------                 Officer-Investment Management
Charles B. Johnson                  Dated: January 28, 2004

JIMMY D. GAMBILL*                   Chief Executive Officer-
-----------------                   Finance and Administration
Jimmy D. Gambill                    Dated: January 28, 2004

KIMBERLEY H. MONASTERIO*            Chief Financial Officer
------------------------            Dated: January 28, 2004
Kimberley H. Monasterio

HARRIS J. ASHTON*                   Director
-----------------                   Dated: January 28, 2004
Harris J. Ashton

S. JOSEPH FORTUNATO*                Director
--------------------                Dated: January 28, 2004
S. Joseph Fortunato

EDITH E. HOLIDAY*                   Director
-----------------                   Dated: January 28, 2004
Edith E. Holiday

RUPERT H. JOHNSON, JR.*             Director
-----------------------             Dated: January 28, 2004
Rupert H. Johnson, Jr.

GORDON S. MACKLIN*                  Director
------------------                  Dated: January 28, 2004
Gordon S. Macklin




*By  /s/David P. Goss, Attorney-in-Fact
      (Pursuant to Power of Attorney previously filed)

                        FRANKLIN CUSTODIAN FUNDS, INC.
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.             DESCRIPTION                        LOCATION

EX-99.(a)(i)            Agreement and Articles of Merger      *
                        dated November 7, 1979

EX-99.(a)(ii)           Articles of Amendment dated           *
                        October 14, 1985

EX-99.(a)(iii)          Certificate of Amendment to           *
                        Articles of Incorporation
                        dated March 21, 1995

EX-99.(a)(iv)           Certificate of Correction to the      *
                        Articles Supplementary to the
                        Charter dated August 22, 1996

EX-99.(a)(v)            Articles Supplementary to the         *
                        Charter dated January 22, 1997

EX-99.(a)(vi)           Articles Supplementary to             *
                        Articles of Incorporation
                        dated December 15, 1998

EX-99.(b)(i)            By-Laws                               *

EX-99.(d)(i)            Management Agreement between the      *
                        Registrant on behalf of the
                        Dynatech Fund and Franklin
                        Advisers, Inc. dated May 1, 1994

EX-99.(d)(ii)           Management Agreement between the      *
                        Registrant on behalf of the Income
                        Fund and Franklin Advisers, Inc.
                        dated May 1, 1994

EX-99.(d)(iii)          Management Agreement between the      *
                        Registrant on behalf of the U.S.
                        Government Securities Fund and
                        Franklin Advisers, Inc. dated
                        May 1, 1994

EX-99.(d)(iv)           Management Agreement between the      *
                        Registrant on behalf of the
                        Utilities Fund and Franklin
                        Advisers, Inc. dated May 1, 1994

EX-99.(d)(v)            Management Agreement between the      *
                        Registrant on behalf of the Growth
                        Fund and Franklin Advisers,
                        Inc. dated July 1, 1997

EX-99.(e)(i)            Amended and Restated                  *
                        Distribution Agreement between
                        the Registrant and
                        Franklin/Templeton Distributors,
                        Inc., dated October 31, 2000

EX-99.(e)(ii)           Forms of Dealer Agreements            *
                        between Franklin/Templeton
                        Distributors, Inc. and Securities
                        Dealers dated March 1, 1998

EX-99.(g)(i)            Master Custody Agreement between      *
                        Registrant and Bank of New York
                        dated February 16, 1996

EX-99.(g)(ii)           Amendment dated May 7, 1997 to        *
                        the Master Custody Agreement
                        dated February 16, 1996 between
                        the Registrant and Bank of New
                        York

EX-99.(g)(iii)          Amendment dated February 27,          *
                        1998 to the Master Custody
                        Agreement dated February 16,
                        1996 between the Registrant and
                        Bank of New York

EX-99.(g)(iv)           Amendment dated September 2,          Attached
                        2003 to Exhibit A of the Master
                        Custody Agreement between
                        Registrant and Bank of New York
                        made as of February 16, 1996

EX-99.(g)(v)            Amended and Restated Foreign          *
                        Custody Manager Agreement
                        between the Registrant and Bank of
                        New York made as of May 16,
                        2001

EX-99.(g)(vi)           Amendment dated September 2,          Attached
                        2003, to Schedule 1 of the
                        Amended and Restated Foreign
                        Custody Manager Agreement
                        between the Registrant and Bank
                        of New York as of May 16, 2003

EX-99.(g)(vii)          Amendment dated October 6, 2003,      Attached
                        to Schedule 2 of the Amended and
                        Restated Foreign Custody Manager
                        Agreement between the Registrant
                        and Bank of New York as of May
                        16, 2001

EX-99.(g)(viii)         Terminal Link Agreement between       *
                        Registrant and Bank of
                        New York dated February 16, 1996

EX-99.(h)(i)            Subcontract for Fund                  *
                        Administrative Services dated
                        January 1, 2001 between Franklin
                        Advisers, Inc. and Franklin
                        Templeton Services, LLC

EX-99.(i)(i)            Opinion and Consent of Counsel        *
                        dated November 6, 1998

EX-99.(j)(i)            Consent of Independent Auditors       Attached

EX-99.(l)(i)            Letter of Understanding dated         *
                        April 12, 1995

EX-99.(l)(ii)           Subscription Agreement for            *
                        DynaTech Fund - Class C
                        dated September 13, 1996

EX-99.(m)(i)            Distribution Plan pursuant to         *
                        Rule 12b-1 between the
                        Registrant on behalf of the
                        DynaTech Fund and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994

EX-99.(m)(ii)           Distribution Plan pursuant to         *
                        Rule 12b-1 between the
                        Registrant on behalf of the
                        Growth Fund and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994

EX-99.(m)(iii)          Distribution Plan pursuant to         *
                        Rule 12b-1 between the
                        Registrant on behalf of the
                        Income Fund and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994

EX-99.(m)(iv)           Distribution Plan pursuant to         *
                        Rule 12b-1 between the
                        Registrant on behalf of the U.S.
                        Government Securities  Fund and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994

EX-99.(m)(v)            Distribution Plan pursuant to         *
                        Rule 12b-1 between the
                        Registrant on behalf of the
                        Utilities Fund and
                        Franklin/Templeton Distributors,
                        Inc. dated May 1, 1994

EX-99.(m)(vi)           Distribution Plan pursuant to         *
                        Rule 12b-1 between the
                        Registrant on behalf of the
                        Utilities Fund, Income Fund and
                        U.S. Government Securities Fund
                        - Class C and Franklin/Templeton
                        Distributors, Inc. dated
                        October 21, 2000

EX-99.(m)(vii)          Distribution Plan pursuant to         *
                        Rule 12b-1 between the
                        Registrant on behalf of the
                        Growth Fund and DynaTech Fund -
                        Class C and Franklin/Templeton
                        Distributors, Inc. dated October
                        21, 2000

EX-99.(m)(viii)         Distribution Plan pursuant to         *
                        Rule 12b-1 between the
                        Registrant on behalf of the Growth
                        Fund - Class B and Franklin/Templeton
                        Distributors, Inc. dated October 16,
                        1998

EX-99.(m)(ix)           Distribution Plan pursuant to         *
                        Rule 12b-1 between the
                        Registrant on behalf of Income
                        Fund - Class B1, Utilities Fund,
                        and U.S. Government Securities
                        Fund - Class B and
                        Franklin/Templeton Distributors,
                        Inc. dated October 16, 1998

EX-99.(m)(x)            Distribution Plan pursuant to         *
                        Rule 12b-1 between the
                        Registrant on behalf of the
                        DynaTech Fund - Class B and
                        Franklin/Templeton Distributors,
                        Inc. dated February 1, 2000

EX-99.(m)(xi)           Distribution Plan pursuant to         *
                        Rule 12b-1 on behalf of Income
                        Fund Class B between the
                        Registrant and
                        Franklin/Templeton Distributors,
                        Inc. dated November 1, 2001

EX-99.(m)(xii)          Distribution Plan Class R             *
                        pursuant to Rule 12b-1 on Growth
                        Fund, Income Fund, U.S.
                        Government Securities Fund
                        between the Registrant and
                        Franklin/Templeton Distributors,
                        Inc. dated January 1, 2002

EX-99.(n)(i)            Multiple Class Plan for Growth        *
                        Fund dated October 9, 2001

EX-99.(n)(ii)           Multiple Class Plan for               *
                        Utilities Fund dated
                        October 9, 2001

EX-99.(n)(iii)          Multiple Class Plan for Income        *
                        Fund dated October 9, 2001

EX-99.(n)(iv)           Multiple Class Plan for U.S.          *
                        Government Securities Fund dated
                        October 9, 2001

EX-99.(n)(v)            Multiple Class Plan for DynaTech      *
                        Fund dated February 1, 2000

EX-99.(p)(i)            Code of Ethics dated May 2003         Attached

EX-99.(q)(i)            Power of Attorney dated November      *
                        12, 2002


*Incorporated By Reference